    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 1, 2001


                                      SECURITIES ACT REGISTRATION NOS. 333-82621
                               INVESTMENT COMPANY ACT REGISTRATION NO. 811-09439
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        [ ]
                        PRE-EFFECTIVE AMENDMENT NO.                          [ ]


                         POST-EFFECTIVE AMENDMENT NO. 7                      [X]


                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [ ]
                        (CHECK APPROPRIATE BOX OR BOXES)
                                AMENDMENT NO. 8                              [X]
                            ------------------------

                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS


                            (FORMERLY TARGET FUNDS)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-1495


                            GEORGE P. ATTISANO, ESQ.

                              100 MULBERRY STREET
                              GATEWAY CENTER THREE
                         NEWARK, NEW JERSEY 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:


                             PAUL H. DYKSTRA, ESQ.

                           GARDNER, CARTON & DOUGLAS
                              321 N. CLARK STREET
                          CHICAGO, ILLINOIS 60610-4795
                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE

                            (CHECK APPROPRIATE BOX):


[X] immediately upon filing pursuant to paragraph (b)



[ ] on (date) pursuant to paragraph (b)



[ ] 60 days after filing pursuant to paragraph (a)(1)



[ ] on (date) pursuant to paragraph (a)(1) of Rule 485



[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485



[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.


                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered..........  Shares of Beneficial Interest, $.001 par value per share

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                      PROSPECTUS OCTOBER 1, 2001



--------------------------------------------------------------------------------
STRATEGIC PARTNERS                                             [PRUDENTIAL LOGO]
STYLE SPECIFIC FUNDS
--------------------------------------------------------------------------------

STRATEGIC PARTNERS
LARGE CAPITALIZATION GROWTH FUND

Objective: Seeks Long-Term Capital Appreciation

STRATEGIC PARTNERS
LARGE CAPITALIZATION VALUE FUND

Objective: Seeks Total Return Consisting of Capital Appreciation and Dividend Income

STRATEGIC PARTNERS
SMALL CAPITALIZATION GROWTH FUND

Objective: Seeks Maximum Capital Appreciation

STRATEGIC PARTNERS
SMALL CAPITALIZATION VALUE FUND

Objective: Seeks Above-Average Capital Appreciation

STRATEGIC PARTNERS
INTERNATIONAL EQUITY FUND

Objective: Seeks Long-Term Capital Appreciation

STRATEGIC PARTNERS
TOTAL RETURN BOND FUND

Objective: Seeks Total Return Consisting of Current Income and Capital Appreciation



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Trust's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Table of Contents


1    Risk/Return Summary
1    Investment Objectives and Principal Strategies
4    Principal Risks
7    Evaluating Performance
13   Fees and Expenses

19   How the Funds Invest
19   Investment Objectives and Policies
24   Other Investments and Strategies
30   Investment Risks

37   How the Trust is Managed
37   Board of Trustees
37   Manager
38   Advisers and Portfolio Managers
43   Distributor

44   Fund Distributions and Tax Issues
44   Distributions
45   Tax Issues
46   If You Sell or Exchange Your Shares

48   How to Buy, Sell and Exchange Shares of the Funds
48   How to Buy Shares
56   How to Sell Your Shares
60   How to Exchange Your Shares
61   Telephone Redemptions or Exchanges
62   Expedited Redemption Privilege

64   Financial Highlights
64   Large Cap Growth Fund
66   Large Cap Value Fund
68   Small Cap Growth Fund
70   Small Cap Value Fund
72   International Equity Fund
74   Total Return Bond Fund

76   Appendix I--Description of Security Ratings

79   The Strategic Partners Mutual Fund Family
     For More Information (Back Cover)



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

Risk/Return Summary


This section highlights key information about the investment portfolios (the Funds) of STRATEGIC PARTNERS STYLE SPECIFIC FUNDS, formerly Target Funds (the Trust). Additional information follows this summary.


INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Funds. For more information on the risks associated with the Funds, see "Principal Risks" below. While we make every effort to achieve the investment objective for each Fund, we can't guarantee success.


EQUITY FUNDS



STRATEGIC PARTNERS LARGE CAPITALIZATION GROWTH FUND (THE LARGE CAP GROWTH FUND)


The Fund's investment objective is LONG-TERM CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve our investment objective, we purchase STOCKS OF LARGE COMPANIES we believe will experience earnings growth at a rate faster than that of the Standard & Poor's 500(R) Composite Stock Price Index (S&P 500).

    PRINCIPAL RISKS:

    - market risk

    - style risk


STRATEGIC PARTNERS LARGE CAPITALIZATION VALUE FUND (THE LARGE CAP VALUE FUND)


The Fund's investment objective is TOTAL RETURN consisting of CAPITAL APPRECIATION and DIVIDEND INCOME. This means that we seek investments that will increase in value as well as pay the Fund dividends. To achieve our objective, we invest in LARGE COMPANY STOCKS that we believe are undervalued, given the company's sales, earnings, book value, cash flow and recent performance.

    PRINCIPAL RISKS:

    - market risk

    - style risk

Risk/Return Summary


STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND (THE SMALL CAP GROWTH FUND)


The Fund's investment objective is MAXIMUM CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve our objective, we invest in the STOCKS OF SMALL COMPANIES that we believe will experience earnings growth at a rate faster than that of the U.S economy in general.

    PRINCIPAL RISKS:

    - market risk

    - style risk

    - small company risk


STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND (THE SMALL CAP VALUE FUND)


The Fund's investment objective is ABOVE-AVERAGE CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve our objective, we invest in STOCKS OF SMALL COMPANIES that we believe are undervalued, given the company's sales, earnings, book value, cash flow and recent performance.

    PRINCIPAL RISKS:

    - market risk

    - style risk

    - small company risk


STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND (THE INTERNATIONAL EQUITY FUND)


The Fund's investment objective is CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve this objective, we purchase STOCKS OF FOREIGN COMPANIES. These companies may be based in developed as well as developing countries. We may also invest in American Depositary Receipts, American Depositary Shares, Global Depositary Receipts and European Depositary Receipts, which are certificates representing an equity investment in a foreign company.

    PRINCIPAL RISKS:

    - market risk

    - style risk

    - small company risk


STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

Risk/Return Summary

    - foreign market risk

    - currency risk

    - political developments


INCOME FUND



STRATEGIC PARTNERS TOTAL RETURN BOND FUND (THE TOTAL RETURN BOND FUND)



The Fund's investment objective is TOTAL RETURN consisting of CURRENT INCOME AND CAPITAL APPRECIATION. This means that we seek investments that will pay income as well as increase in value. To achieve this objective, we invest in DEBT OBLIGATIONS issued or guaranteed by the U.S. GOVERNMENT and its agencies, as well as debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS and their agencies. The Fund may invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. government entities, and up to 25% of its assets in privately issued mortgage-related securities (not issued or guaranteed by the U.S. government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. We may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables. We normally invest at least 90% of the Fund's assets in "investment grade" debt obligations--rated at least BBB by Standard & Poor's (S&P), Baa by Moody's Investors Service (Moody's), or the equivalent by another major rating service--and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 10% of the Fund's assets in HIGH YIELD DEBT OBLIGATIONS ("JUNK BONDS"). The Fund may actively and frequently trade its portfolio securities. The dollar-weighted average maturity of the Fund will be between four and fifteen years.


    PRINCIPAL RISKS:

    - credit risk

    - interest rate risk

    - market risk

    - prepayment risk

    - active trading risk

    - foreign market risk

    - currency risk

    - political developments

Risk/Return Summary

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Fund could lose value, and you could lose money. The following summarizes the principal risks of investing in the Funds.


LARGE CAP GROWTH, LARGE CAP VALUE, SMALL CAP GROWTH, SMALL CAP VALUE AND INTERNATIONAL EQUITY FUNDS


MARKET RISK. Since these Funds invest primarily in COMMON STOCKS, there is the risk that the price of a particular stock owned by a Fund could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

    STYLE RISK. Since some of the Funds follow either a growth or value investment style, there is the risk that a particular style may be out of favor for a period of time.


    SMALL COMPANY RISK. The SMALL CAP GROWTH and SMALL CAP VALUE FUNDS invest primarily in stocks of smaller companies with a market capitalization of under $2.5 billion. The INTERNATIONAL EQUITY FUND may also invest in small companies. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to fluctuate in value more than the stocks of larger, more established companies.


    INVESTMENTS IN FOREIGN SECURITIES. The INTERNATIONAL EQUITY FUND invests primarily in stocks of foreign companies. Investing in foreign securities presents additional risks. See "Investments in Foreign Securities" below.

TOTAL RETURN BOND FUND

    CREDIT RISK. The debt obligations in which the TOTAL RETURN BOND FUND invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that


STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

Risk/Return Summary

the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. The Fund may invest in non-investment grade securities--also known as "junk bonds"--which have a higher risk of default and tend to be less liquid than higher-rated securities.

    INTEREST RATE RISK. There is also the risk that the securities could lose value because of interest rate changes. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations and the Fund's net asset value (or share price) generally move in opposite directions than interest rates.

    MARKET RISK. Debt obligations are also subject to market risk, which is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Market risk may affect an industry, a sector or the entire market.

    PREPAYMENT RISK. The Fund may invest in MORTGAGE-RELATED SECURITIES and ASSET-BACKED SECURITIES, which are subject to prepayment risk. If these securities are prepaid, the Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.

    ACTIVE TRADING RISK. The Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

    INVESTMENTS IN FOREIGN SECURITIES. The Fund may also invest in debt obligations of foreign issuers. Investing in foreign securities presents additional risks. See "Investments in Foreign Securities" below.

Risk/Return Summary

INVESTMENTS IN FOREIGN SECURITIES

    The INTERNATIONAL EQUITY and TOTAL RETURN BOND FUNDS may invest in foreign securities. Investing in foreign securities involves more risk than investing in securities of U.S. issuers.

    FOREIGN MARKET RISK. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

    CURRENCY RISK. Changes in currency exchange rates may affect the value of foreign securities held by a Fund and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Fund does not correctly anticipate changes in exchange rates, certain hedging activities may also cause the Fund to lose money and reduce the amount of income available for distribution.

    POLITICAL DEVELOPMENTS. Political developments may adversely affect the value of a Fund's foreign securities.
                                     * * *

    For more information about the risks associated with the Funds, see "How the Funds Invest--Investment Risks."

    An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

Risk/Return Summary

EVALUATING PERFORMANCE


A number of factors--including risk--can affect how each Fund performs. The following bar charts show each Fund's performance for its only full calendar year of operation. The bar charts and tables below demonstrate the risk of investing in each Fund by showing how the Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.



LARGE CAP GROWTH FUND



[BAR CHART]

                                                              ANNUAL RETURN
                                                              -------------
2000                                                            -18.95%



*This annual return does not include sales charges. If the sales charges were included, the annual return would be lower than that shown. Without the distribution and service (12b-1) fee waiver, the annual return would have been lower, too. The total return of the Fund's Class A shares from 1-1-01 to 6-30-01 was 21.79%.



 AVERAGE ANNUAL RETURNS(1) (as of 12-31-00)



                                                       SINCE INCEPTION
                                          1 YR            (11-3-99)
 Class A shares                           -7.70%            6.22%
 Class B shares                           -8.53%            6.77%
 Class C shares                           -5.50%            8.37%
 S&P 500(2)                               -9.10%           -1.54%
 Lipper Average(3)                       -16.25%           -0.20%



(1)The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.



(2)The S&P 500--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.



(3)The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Growth Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.

Risk/Return Summary


LARGE CAP VALUE FUND



[BAR CHART]


                                                              ANNUAL RETURN
                                                              -------------
2000                                                              7.95%



*This annual return does not include sales charges. If the sales charges were included, the annual return would be lower than that shown. Without the distribution and service (12b-1) fee waiver and overall expense limitations, the annual return would have been lower, too. The total return of the Fund's Class A shares from 1-1-01 to 6-30-01 was 4.68%.



 AVERAGE ANNUAL RETURNS(1) (as of 12-31-00)



                                                             SINCE INCEPTION
                                                1 YR            (11-3-99)
 Class A shares                                  2.55%        1.13%
 Class B shares                                  2.04%        1.41%
 Class C shares                                  4.97%        3.08%
 S&P 500(2)                                     -9.10%       -1.54%
 Lipper Average(3)                               1.32%        4.49%



(1)The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares and overall expense limitations, the returns would have been lower.



(2)The S&P 500--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.



(3)The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-Cap Value Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

Risk/Return Summary


SMALL CAP GROWTH FUND



[BAR CHART]

                                                              ANNUAL RETURN
                                                              -------------
2000                                                              7.04%



*This annual return does not include sales charges. If the sales charges were included, the annual return would be lower than that shown. Without the distribution and service (12b-1) fee waiver and overall expense limitations, the annual return would have been lower, too. The total return of the Fund's Class A shares from 1-1-01 to 6-30-01 was -7.14%.



 AVERAGE ANNUAL RETURNS(1) (as of 12-31-00)



                                                                SINCE INCEPTION
                                                1 YR               (11-3-99)
 Class A shares                                 -4.00%       10.61%
 Class B shares                                 -4.88%       11.22%
 Class C shares                                 -1.88%       12.77%
 Russell 2000(2)                                -3.02%       12.22%
 Lipper Average(3)                              -4.95%       19.73%



(1)The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares and overall expense limitations, the returns would have been lower.



(2)The Russell 2000 Index--an unmanaged index of the 2000 smallest U.S. companies included in the Russell 3000 Index--gives a broad look at how stock prices of smaller companies have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.



(3) The Lipper Average is based on the average return of all mutual funds in the Lipper Small-Cap Growth Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.

Risk/Return Summary


SMALL CAP VALUE FUND



[BAR CHART]

                                                              ANNUAL RETURN
                                                              -------------
2000                                                             16.21%



*This annual return does not include sales charges. If the sales charges were included, the annual return would be lower than that shown. Without the distribution and service (12b-1) fee waiver and overall expense limitations, the annual return would have been lower, too. The total return of the Fund's Class A shares from 1-1-01 to 6-30-01 was 10.33%.



 AVERAGE ANNUAL RETURNS(1) (as of 12-31-00)



                                                                SINCE INCEPTION
                                                1 YR               (11-3-99)
 Class A shares                                 16.21%       15.97%
 Class B shares                                 16.49%       16.94%
 Class C shares                                 19.27%       18.42%
 Russell 2000(2)                                -3.02%       12.22%
 Lipper Average(3)                              17.77%       22.86%



(1)The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares and overall expense limitations, the returns would have been lower.



(2)The Russell 2000 Index--an unmanaged index of the 2000 smallest U.S. companies included in the Russell 3000 Index--gives a broad look at how stock prices of smaller companies have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.



(3)The Lipper Average is based on the average return of all mutual funds in the Lipper Small-Cap Value Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

Risk/Return Summary


INTERNATIONAL EQUITY FUND



[BAR CHART]

                                                              ANNUAL RETURN
                                                              -------------
2000                                                            -11.53%



*This annual return does not include sales charges. If the sales charges were included, the annual return would be lower than that shown. Without the distribution and service (12b-1) fee waiver and overall expense limitations, the annual return would have been lower, too. The total return of the Fund's Class A shares from 1-1-01 to 6-30-01 was -13.77%.



 AVERAGE ANNUAL RETURNS(1) (as of 12-31-00)



                                                          SINCE INCEPTION
                                          1 YR               (11-3-99)
 Class A shares                          -15.96%       -8.37%
 Class B shares                          -17.12%       -8.41%
 Class C shares                          -13.99%       -6.62%
 EAFE(2)                                 -14.17%       -2.76%
 Lipper Average(3)                       -15.60%       9.88%



(1)The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares and overall expense limitations, the returns would have been lower.



(2)The Morgan Stanley Capital International (MSCI) EAFE Index--a weighted, unmanaged index that reflects stock price movements in Europe, Australasia and the Far East--gives a broad look at how foreign stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.



(3)The Lipper Average is based on the average return of all mutual funds in the Lipper International Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.

Risk/Return Summary


TOTAL RETURN BOND FUND



[BAR CHART]

                                                              ANNUAL RETURN
                                                              -------------
2000                                                             11.11%



*This annual return does not include sales charges. If the sales charges were included, the annual return would be lower than that shown. Without the distribution and service (12b-1) fee waiver and overall expense limitations, the annual return would have been lower, too. The total return of the Fund's Class A shares from 1-1-01 to 6-30-01 was 2.17%.



 AVERAGE ANNUAL RETURNS(1) (as of 12-31-00)



                                                          SINCE INCEPTION
                                             1 YR            (11-3-99)
 Class A shares                             6.35%          4.64%
 Class B shares                             5.24%          4.45%
 Class C shares                             8.14%          6.07%
 LGCI(2)                                    11.85%         9.45%
 Lipper Average(3)                          7.99%          6.69%



(1)The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waivers and overall expense limitations, the returns would have been lower.



(2)The Lehman Government/Credit Index (LGCI)--an unmanaged index of publicly traded intermediate-and long-term government and corporate debt with an average maturity of 10 years--gives a broad look at how bond prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Source: Lipper Inc.



(3)The Lipper Average is based on the average return of all mutual funds in the Lipper Corporate Debt BBB Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

Risk/Return Summary

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of each Fund--Class A, B and C. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Funds."

 SHAREHOLDER FEES(1) (paid directly from your investment)

                                                        CLASS A       CLASS B       CLASS C
 Maximum sales charge (load) imposed          Total Return Bond          None            1%
   on purchases (as a percentage of                    Fund--4%
   offering price)                              Other Funds--5%
 Maximum deferred sales charge                             None         5%(2)            1%(3)
   (load) (as a percentage of the
   lower of original purchase price
   or sale proceeds)
 Maximum sales charge (load) imposed                       None          None          None
   on reinvested dividends and other
   distributions
 Redemption fees                                           None          None          None
 Exchange fee                                              None          None          None


(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.



(2) The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.



(3) The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.

Risk/Return Summary

ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)


                                                           CLASS A       CLASS B       CLASS C
 LARGE CAP GROWTH FUND
 Management fees                                              .70%          .70%          .70%
  +   Distribution and service (12b-1) fees                   .30%         1.00%         1.00%
  +   Other expenses                                          .39%          .39%          .39%
  =   Total annual Fund operating expenses                   1.39%         2.09%         2.09%
  -   Fee waiver(1)                                           .05%            0%            0%
  =   NET ANNUAL FUND OPERATING EXPENSES(1)                  1.34%         2.09%         2.09%
 LARGE CAP VALUE FUND
 Management fees                                              .70%          .70%          .70%
  +   Distribution and service (12b-1) fees                   .30%         1.00%         1.00%
  +   Other expenses                                         0.89%         0.89%         0.89%
  =   Total annual Fund operating expenses                   1.89%         2.59%         2.59%
  -   Fee waiver and expense reimbursement(1)                0.29%         0.24%         0.24%
  =   NET ANNUAL FUND OPERATING EXPENSES(1)                  1.60%         2.35%         2.35%
 SMALL CAP GROWTH FUND
 Management fees                                              .70%          .70%          .70%
  +   Distribution and service (12b-1) fees                   .30%         1.00%         1.00%
  +   Other expenses                                         1.42%         1.47%         1.47%
  =   Total annual Fund operating expenses                   2.42%         3.17%         3.17%
  -   Fee waiver and expense reimbursement(1)                 .57%          .57%          .57%
  =   NET ANNUAL FUND OPERATING EXPENSES(1)                  1.85%         2.60%         2.60%



(1) For the fiscal year ending July 31, 2002, the Distributor of the Funds has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares, and the Manager of the Funds has contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees) of each class of shares of the Large Cap Value and Small Cap Growth Funds to 1.35% and 1.60%, respectively, of the relevant Fund's average daily net assets.



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                                                                              14

Risk/Return Summary

 ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)


                                                           CLASS A       CLASS B       CLASS C
 SMALL CAP VALUE FUND
 Management fees                                              .70%          .70%          .70%
  +   Distribution and service (12b-1) fees                   .30%         1.00%         1.00%
  +   Other expenses                                         1.51%         1.51%         1.51%
  =   Total annual Fund operating expenses                   2.51%         3.21%         3.21%
  -   Fee waiver and expense reimbursement(1)                 .56%          .51%          .51%
  =   NET ANNUAL FUND OPERATING EXPENSES(1)                  1.95%         2.70%         2.70%
 INTERNATIONAL EQUITY FUND
 Management fees                                              .80%          .80%          .80%
  +   Distribution and service (12b-1) fees                   .30%         1.00%         1.00%
  +   Other expenses                                         1.71%         1.71%         1.71%
  =   Total annual Fund operating expenses                   2.81%         3.51%         3.51%
  -   Fee waiver and expense reimbursement(1)                 .81%          .76%          .76%
  =   NET ANNUAL FUND OPERATING EXPENSES(1)                  2.00%         2.75%         2.75%
 TOTAL RETURN BOND FUND
 Management fees                                              .50%          .50%          .50%
  +   Distribution and service (12b-1) fees                   .30%         1.00%         1.00%
  +   Other expenses                                          .61%          .61%          .61%
  =   Total annual Fund operating expenses                   1.41%         2.11%         2.11%
  -   Fee waiver and expense reimbursement(1)                 .36%          .56%          .56%
  =   NET ANNUAL FUND OPERATING EXPENSES(1)                  1.05%         1.55%         1.55%



(1) For the fiscal year ending July 31, 2002, the Distributor of the Funds has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares, and to reduce its distribution and service (12b-1) fees for Class B and Class C shares of the Total Return Bond Fund to .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, and the Manager of the Funds has contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees) of each class of shares of the Small Cap Value, International Equity and Total Return Bond Funds to 1.70%, 1.75% and 0.80%, respectively, of the relevant Fund's average daily net assets.

Risk/Return Summary

FEES AND EXPENSES EXAMPLE

This example will help you compare the fees and expenses of the Funds' different share classes and the cost of investing in the Funds with the cost of investing in other mutual funds.


    The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the distribution and service (12b-1) fee waivers and overall expense limitations in place during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                1 YR      3 YRS      5 YRS     10 YRS
 LARGE CAP GROWTH FUND
 Class A shares                 $630     $  913     $1,218     $2,081
 Class B shares                 $712     $  955     $1,224     $2,158
 Class C shares                 $410     $  748     $1,212     $2,497
 LARGE CAP VALUE FUND
 Class A shares                 $655     $1,038     $1,445     $2,579
 Class B shares                 $738     $1,083     $1,454     $2,656
 Class C shares                 $436     $  875     $1,440     $2,978
 SMALL CAP GROWTH FUND
 Class A shares                 $679     $1,167     $1,677     $3,077
 Class B shares                 $763     $1,224     $1,710     $3,182
 Class C shares                 $460     $1,015     $1,694     $3,502
 SMALL CAP VALUE FUND
 Class A shares                 $688     $1,192     $1,721     $3,164
 Class B shares                 $773     $1,242     $1,734     $3,241
 Class C shares                 $470     $1,032     $1,718     $3,543



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                                                                              16

Risk/Return Summary


                                1 YR      3 YRS      5 YRS     10 YRS
 INTERNATIONAL EQUITY FUND
 Class A shares                 $693     $1,255     $1,842     $3,425
 Class B shares                 $778     $1,307     $1,857     $3,503
 Class C shares                 $475     $1,097     $1,839     $3,796
 TOTAL RETURN BOND FUND
 Class A shares                 $503     $  794     $1,107     $1,993
 Class B shares                 $658     $  907     $1,183     $2,134
 Class C shares                 $356     $  701     $1,172     $2,473


You would pay the following expenses on the same investment if you did not sell your shares:


                                  1 YR     3 YRS      5 YRS      10 YRS
 LARGE CAP GROWTH FUND
 Class A shares                   $630     $  913     $1,218     $2,081
 Class B shares                   $212     $  655     $1,124     $2,158
 Class C shares                   $310     $  748     $1,212     $2,497
 LARGE CAP VALUE FUND
 Class A shares                   $655     $1,038     $1,445     $2,579
 Class B shares                   $238     $  783     $1,354     $2,656
 Class C shares                   $336     $  875     $1,440     $2,978
 SMALL CAP GROWTH FUND
 Class A shares                   $679     $1,165     $1,677     $3,077
 Class B shares                   $263     $  924     $1,610     $3,182
 Class C shares                   $360     $1,015     $1,694     $3,502
 SMALL CAP VALUE FUND
 Class A shares                   $688     $1,192     $1,721     $3,164
 Class B shares                   $273     $  942     $1,634     $3,241
 Class C shares                   $370     $1,032     $1,718     $3,543

Risk/Return Summary


                                  1 YR     3 YRS      5 YRS      10 YRS
 INTERNATIONAL EQUITY FUND
 Class A shares                   $693     $1,255     $1,842     $3,425
 Class B shares                   $278     $1,007     $1,757     $3,503
 Class C shares                   $375     $1,097     $1,839     $3,796
 TOTAL RETURN BOND FUND
 Class A shares                   $503     $  794     $1,107     $1,993
 Class B shares                   $158     $  607     $1,083     $2,134
 Class C shares                   $256     $  701     $1,172     $2,473



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                                                                              18

How the Funds Invest
INVESTMENT OBJECTIVES AND POLICIES

LARGE CAP GROWTH FUND


The Fund's investment objective is LONG-TERM CAPITAL APPRECIATION. This means that we seek investments that we think will increase in value.


    In pursuing our objective, we invest in STOCKS OF LARGE COMPANIES we believe will experience earnings growth at a rate faster than that of the S&P 500. When we consider investing in a company's stock, we look at several factors to evaluate the stock's growth potential, including the company's historical profitability, the economic outlook for the company's industry, the company's position in that industry, and the qualifications of company management. For example, we may select a company's stock based on new products or services the company is introducing. Dividend income is only an incidental consideration. Generally, we will consider selling a security when we think it has achieved its growth potential, or when we think we can find better growth opportunities. We normally invest at least 80% of the Fund's investable assets in common stocks of companies with a total market capitalization of $5 billion or more (measured at the time of purchase). The term "investable assets" in this prospectus refers to a Fund's net assets plus any borrowings for investment purposes. A Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.



LARGE CAP VALUE FUND


The Fund's investment objective is TOTAL RETURN consisting of CAPITAL APPRECIATION and DIVIDEND INCOME. This means that we seek investments that we think will increase in value as well as pay the Fund dividends.


    In pursuing our objective, we invest in STOCKS OF LARGE COMPANIES using a VALUE INVESTMENT STYLE. That is, we invest in stocks that we believe are undervalued and have an above-average potential to increase in price. We consider a number of factors in choosing stocks, like a company's sales, earnings, book value, cash flow, recent performance and the industry it's in. We consider selling a stock if it has increased in value to the point where we no longer consider it to be undervalued. We normally invest at least 80% of the Fund's investable assets in common stocks and securities convertible into common stocks of companies with a total market capitalization of $5 billion or more (measured at the time of purchase) that we think will pay regular dividends.

How the Fund Invests


SMALL CAP GROWTH FUND


The Fund's investment objective is MAXIMUM CAPITAL APPRECIATION. This means that we seek investments that we think will increase in value.


    In pursuing our objective, we invest in STOCKS OF SMALL COMPANIES we believe will experience earnings growth at a rate faster than that of the U.S. economy in general. When we consider investing in a company's stock, we look at several factors to evaluate the stock's growth potential, including the company's historical profitability, return on capital, the economic outlook for the company's industry, the company's position in that industry, and the qualifications of company management. For example, we may select a company's stock based on new products or services the company is introducing. We do not consider dividend income in selecting stocks for the Fund. Generally, we will consider selling a security when we think it has achieved its growth potential, or when we think we can find better growth opportunities. We normally invest at least 80% of the Fund's investable assets in common stocks of companies with a total market capitalization of less than $2.5 billion (measured at the time of purchase).



SMALL CAP VALUE FUND


The Fund's investment objective is ABOVE-AVERAGE CAPITAL APPRECIATION. This means that we seek investments that we think will increase in value.


    In pursuing our objective, we invest in STOCKS OF SMALL COMPANIES using a VALUE INVESTMENT STYLE. That is, we invest in stocks that we believe are undervalued and have an above-average potential to increase in price. We consider a number of factors in choosing stocks, like a company's sales, earnings, book value, cash flow and recent performance. We also consider dividend growth prospects in selecting stocks for the Fund. We consider selling a stock if it has increased in value to the point where we no longer consider it to be undervalued. We normally invest at least 80% of the Fund's investable assets in common stocks of companies with a total market capitalization of less than $2.5 billion (measured at the time of purchase).


INTERNATIONAL EQUITY FUND

The Fund's investment objective is CAPITAL APPRECIATION. This means that we seek investments that we think will increase in value.

    In pursuing our objective, we invest in STOCKS of companies located in FOREIGN COUNTRIES. We look for stocks that we believe are undervalued based on their earnings, cash flow or asset values. We consider selling a stock if it


STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

How the Fund Invests


has increased in value to the point where we no longer consider it to be undervalued. We may invest in stocks of companies in both developed and developing countries. We normally invest at least 80% of the Fund's investable assets in stocks of companies in at least three foreign countries. For purposes of this policy, the Fund will invest in stocks of companies that are organized under the laws of a foreign country, companies that derive more than 50% of their revenues from activities in foreign countries, and companies that have at least 50% of their assets located abroad. The foreign securities held by the Fund normally will be denominated in foreign currencies, including the euro--a multinational currency unit. The Fund may invest in large, mid or small capitalization companies. To the extent the Fund invests in small capitalization companies, the risk is greater than with larger companies because shares of small companies tend to be less liquid and more volatile than those of larger companies.


    The Fund may also invest in AMERICAN DEPOSITARY RECEIPTS (ADRS), AMERICAN DEPOSITARY SHARES (ADSS), GLOBAL DEPOSITARY RECEIPTS (GDRS) and EUROPEAN DEPOSITARY RECEIPTS (EDRS). ADRs, ADSs, GDRs and EDRs are certificates--usually issued by a bank or trust company--that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.

TOTAL RETURN BOND FUND

The Fund's investment objective is TOTAL RETURN consisting of CURRENT INCOME and CAPITAL APPRECIATION. This means that we seek investments that we think will pay income as well as increase in value.


    In pursuing our objective, we invest primarily in DEBT OBLIGATIONS issued or guaranteed by the U.S. GOVERNMENT and its agencies, as well as debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS and their agencies. The Fund can invest up to 20% of its assets in foreign debt obligations.


    The Fund invests in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. government entities, including securities issued by the Federal National Mortgage Association (FNMA or "Fannie Mae") or the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac") or guaranteed by the Government National Mortgage Association (GNMA or "Ginnie Mae"). However, we may invest up to 25% of the Fund's assets in privately issued

How the Fund Invests

mortgage-related securities (those not issued or guaranteed by the U.S. government). The mortgage-related securities in which the Fund may invest may include COLLATERALIZED MORTGAGE OBLIGATIONS, STRIPPED MORTGAGE-BACKED SECURITIES and MULTI-CLASS PASS THROUGH SECURITIES.

    Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. government or its agencies include FNMAs, GNMAs and debt securities issued by the FHLMC. The U.S. government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities, but not their value. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

    Mortgage pass-through securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A MULTI-CLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the cash to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

    The values of mortgage-backed securities vary with changes in market interest rates generally and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to increase as homeowners and others refinance their higher-rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decline, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to


STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

How the Fund Invests

changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

    The Fund may also invest in ASSET-BACKED DEBT SECURITIES. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are usually not collateralized which means if a borrower does not repay the loan when due, the Fund would suffer a loss.


    FACTORS CONSIDERED IN MAKING INVESTMENT DECISIONS
    In choosing portfolio securities, the investment adviser to the Total Return Bond Fund considers economic conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. The investment adviser also evaluates individual debt securities within each fixed-income sector based upon their relative investment merit and considers factors such as yield, duration and potential for price or currency appreciation as well as credit quality, maturity and risk.



    We normally invest at least 90% of the Fund's investable assets in "INVESTMENT GRADE" DEBT OBLIGATIONS--debt obligations rated at least BBB by S&P, Baa by Moody's, or the equivalent by another major rating service, and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 10% of the Fund's assets in HIGH YIELD DEBT OBLIGATIONS--also known as "JUNK BONDS"--that are rated at least B by S&P, Moody's or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Fund may continue to hold an obligation even if it is later downgraded or no longer rated.


    When purchasing or selling portfolio securities, the factors that the investment adviser to the Fund may consider are economic conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. The investment adviser also evaluates individual debt securities within each fixed-income sector based upon their relative investment merit and considers factors such as yield, duration and potential for price or currency appreciation as well as credit quality, maturity and risk.

    The Fund's dollar-weighted average portfolio maturity will generally be between four and fifteen years.

How the Fund Invests

ADDITIONAL INFORMATION ON INVESTMENTS AND RISK

For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.

    Although we make every effort to achieve each Fund's objective, we can't guarantee success. Each Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Trust can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to their principal strategies described above, we may also use the following investment strategies to try to increase the Funds' returns or protect their assets if market conditions warrant.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of a Fund's assets in money market instruments or U.S. government securities. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve a Fund's assets when the markets are unstable.


    MONEY MARKET INSTRUMENTS. Each Fund may invest in high quality MONEY MARKET INSTRUMENTS for cash management purposes. Money market instruments include the commercial paper of U.S. and foreign corporations, obligations of U.S. and foreign banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. The Funds will generally purchase money market instruments in one of the two highest short-term quality ratings of a major rating service. The Funds may also invest in money market instruments that are not rated, but which we believe are of comparable quality to the instruments described above.


    U.S. GOVERNMENT SECURITIES. The Funds may invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have varying interest rates


STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

How the Fund Invests

and maturities, but they are all backed by the full faith and credit of the U.S. government.

    The Funds may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. government, like GNMA obligations. Debt securities issued by other government entities, like obligations of FNMA and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

    The U.S. government sometimes "strips" its debt obligations into their component parts: the U.S. government's obligation to make interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. A Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

DEBT OBLIGATIONS


In addition to their principal investments, the LARGE CAP VALUE, SMALL CAP VALUE and INTERNATIONAL EQUITY FUNDS may invest in debt obligations for their appreciation potential. Each such Fund may invest in debt obligations issued by U.S. and foreign companies that are rated at least A by S&P or by Moody's or the equivalent by another major rating service. The Large Cap Value and Small Cap Value Funds also may invest in asset-backed securities from time to time. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are not usually collateralized, which means that if the borrower does not repay the amount loaned when due, the Fund could suffer a loss.

How the Fund Invests

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

The TOTAL RETURN BOND FUND may enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS. When the Fund enters into a reverse repurchase agreement, the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

    When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

LEVERAGE

The TOTAL RETURN BOND FUND may borrow from banks or through reverse repurchase agreements and dollar rolls to take advantage of investment opportunities. This is known as using "leverage." If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged.

REPURCHASE AGREEMENTS

Each Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by a Fund to the other party that creates a fixed return for the Fund. Repurchase agreements are used for cash management purposes.

CONVERTIBLE SECURITIES

Each Fund may also invest in CONVERTIBLE SECURITIES. These are securities--like bonds, corporate notes and preferred stock--that we can convert into a company's common stock or some other equity security.

DERIVATIVE STRATEGIES


The INTERNATIONAL EQUITY and TOTAL RETURN BOND FUNDS may each use various derivative strategies to try to improve the Fund's returns. Each of these Funds may use hedging strategies to try to protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

How the Fund Invests

money. The derivatives in which these Funds may invest include FUTURES, OPTIONS AND OPTIONS ON FUTURES. In addition, each of these Funds may enter into FOREIGN CURRENCY EXCHANGE CONTRACTS and purchase COMMERCIAL PAPER THAT IS INDEXED TO FOREIGN CURRENCY EXCHANGE RATES. Because the International Equity Fund invests a large percentage of its assets in securities denominated in foreign currencies, we may use "CURRENCY HEDGES" to help protect the Fund's net asset values (NAVs) from declining if a particular foreign currency were to decrease in value against the U.S. dollar.

    Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not fully offset a Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."

OPTIONS

The INTERNATIONAL EQUITY and TOTAL RETURN BOND FUNDS may purchase and sell put and call options on securities and currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option is the right to buy or sell securities or currencies in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes and U.S. government securities. The Funds will sell only covered options.


FUTURES CONTRACTS AND RELATED OPTIONS,
FOREIGN CURRENCY FORWARD CONTRACTS


The INTERNATIONAL EQUITY and TOTAL RETURN BOND FUNDS may purchase and sell financial futures contracts and related options on debt securities, aggregates of debt securities, currencies, financial indexes or U.S. government securities. A futures contract is an agreement to buy or sell a set quantity of underlying product at a future date or to make or receive a cash payment based on the value of a securities index. The International Equity and Total

How the Fund Invests

Return Bond Funds also may enter into foreign currency forward contracts to protect the value of their assets against future changes in the level of foreign currency exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.


    For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."


ADDITIONAL STRATEGIES

The Funds may also use other non-principal strategies, such as purchasing debt securities on a WHEN-ISSUED or DELAYED-DELIVERY basis. When a Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the debt obligations take place at a later time. The Fund does not earn interest income until the date the debt obligations are delivered.

    The TOTAL RETURN BOND FUND may enter into INTEREST RATE SWAP TRANSACTIONS. In a swap transaction, the Fund and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of the Fund or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

    The Funds also follow certain policies when they BORROW MONEY (the Total Return Bond Fund can borrow up to 33 1/3% of the value of its total assets, while each other Fund may borrow up to 20% of the value of its total assets); and HOLD ILLIQUID SECURITIES (each Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days).


    Each Fund, other than the Total Return Bond Fund, may participate in the initial public offering (IPO) market. IPO investments may increase a Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total returns.


    Each Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

PORTFOLIO TURNOVER

    As a result of the strategies described above, the Total Return Bond Fund may have an annual portfolio turnover rate of over 100%. For the fiscal year



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

How the Fund Invests


ended July 31, 2001, the Fund experienced a portfolio turnover rate of 638%. In addition, the Small Cap Growth Fund had a portfolio turnover rate of 149% for the same fiscal year. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect a Fund's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

How the Fund Invests

INVESTMENT RISKS


As noted, all investments involve risk, and investing in the Funds is no exception. Since a Fund's holdings can vary significantly from broad market indexes, performance of the Funds can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Funds' principal investments and certain other non-principal investments and strategies the Funds may make. Unless otherwise noted, a Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. See "Description of the Funds, Their Investments and Risks" in the SAI.





                             RISKS                          POTENTIAL REWARDS
INVESTMENT TYPE
% OF FUND'S ASSETS
-------------------------------------------------------------------------------------

COMMON STOCKS                - Individual stocks could      - Historically, stocks
                               lose value                   have outperformed other
Large Cap Growth,                                             investments over the
Large Cap Value,             - The equity markets             long-term
Small Cap Growth,            could go down, resulting
Small Cap Value and            in a decline in value        - Generally, economic
International Equity Funds     of a Fund's investments        growth means higher
                                                              corporate profits,
At least 80% of investable   - Companies that pay             which leads to an
assets                         dividends may not do so        increase in stock
                               if they don't have             prices, known as
                               profits or adequate            capital appreciation
                               cash flow
                                                            - May be a source of
                             - Changes in economic or         dividend income
                               political conditions,
                               both domestic and
                               inter-national, may
                               result in a decline in
                               value of a Fund's
                               investments

-------------------------------------------------------------------------------------

SMALL CAPITALIZATION STOCKS  - Stocks of small              - Highly successful
(market capitalization         companies are more           smaller companies can
below $2.5 billion)            volatile and may               outperform larger ones
                               decline more than those
Small Cap Growth and Small     in the S&P 500 Index
Cap Value Funds
                             - Small companies are
At least 80% of investable     more likely to reinvest
assets                         earnings and not pay
                               dividends
International Equity Fund
                             - Changes in interest
Percentage varies; usually   rates may affect the
less than 10%                  securities of small
                               companies more than the
                               securities of larger
                               companies



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

How the Fund Invests


INVESTMENT TYPE
% OF FUND'S ASSETS           RISKS                          POTENTIAL REWARDS
-------------------------------------------------------------------------------------

DEBT OBLIGATIONS             - A Fund's share price,        - Bonds have generally
                               yield and total return       outperformed money market
Large Cap Value, Small Cap     will fluctuate in              instruments over the
Value and International        response to bond market        long term with less
Equity Funds                   movements                      risk than stocks
Up to 20% of investable      - Credit risk--the             - Most bonds will rise in
assets                       default of an issuer             value when interest
                               would leave a Fund with        rates fall
Total Return Bond Fund         unpaid interest or
                               principal. The lower a       - Regular interest income
Up to 100%                     bond's quality, the
                               higher its potential         - High-quality debt
                             volatility                     obligations are generally
                                                              more secure than stocks
                             - Market risk--the risk          since companies must
                             that the market value of         pay their debts before
                               an investment may move         they pay dividends
                               up or down, sometimes
                               rapidly or                   - Investment-grade bonds
                               unpredictably. Market          have a lower risk of
                               risk may affect an             default than junk bonds
                               industry, a sector, or
                               the market as a whole        - Bonds with longer
                                                            maturity dates typically
                             - Interest rate risk--the        have higher yields
                               value of most bonds
                               will fall when interest      - Intermediate-term
                               rates rise The longer a      securities may be less
                               bond's maturity and the        susceptible to loss of
                               lower its credit               principal than longer
                               quality, the more its          term securities
                               value typically falls.
                               It can lead to price
                               volatility,
                               particularly for junk
                               bonds and stripped
                               securities

-------------------------------------------------------------------------------------

FOREIGN SECURITIES           - Foreign markets, econo-      - Investors can
                               mies and political           participate in the growth
International Equity Fund      systems may not be as          of foreign markets and
Up to 100%                     stable as in the U.S.,         invest in companies
                               particularly those in          operating in those
Total Return Bond Fund         developing countries           markets
Up to 20%                    - Currency risk--changing      - May profit from
                               value of foreign             changing value of foreign
                               currencies                     currencies
                             - May be less liquid than      - Opportunities for
                               U.S. stocks and bonds          diversification
                             - Differences in foreign       - Principal and interest
                               laws, accounting stan-       on foreign government
                               dards, public                  securities may be
                               information, custody           guaranteed
                               and settlement
                               practices provide less
                               reliable information on
                               foreign investments and
                               involve more risk

How the Fund Invests


INVESTMENT TYPE
% OF FUND'S ASSETS           RISKS                          POTENTIAL REWARDS
-------------------------------------------------------------------------------------

FOREIGN SECURITIES (CONT'D)  - Not all government
                             securities are insured or
                               guaranteed by
                               government, but only by
                               the issuing agency

-------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURI-      - Not all are insured or       - Regular interest income
TIES                           guaranteed by the U.S.         Interest rate risk
                               government, but only by
All Funds                      the issuing agency           - The U.S. government
                                                              guarantees interest and
Percentage varies, and up    - Limits potential for           principal payments on
to 100% on a temporary         capital appreciation           certain securities.
basis
                             - Market risk                  - Generally more secure
                                                              than lower quality debt
                             - Interest rate risk             securities and equity
                                                              securities
                                                            - May preserve a Fund's
                                                              assets

-------------------------------------------------------------------------------------

MONEY MARKET INSTRUMENTS     - U.S. government money        - May preserve a Fund's
                               market securities offer        assets
All Funds                      a lower yield than
                               lower-quality or
Up to 100% on a temporary      longer-
basis                          term securities
                             - Limits potential for
                             capital appreciation
                             - Credit risk
                             - Market risk

-------------------------------------------------------------------------------------

MORTGAGE-RELATED SECURI-     - Prepayment risk--the         - Regular interest income
TIES                         risk that the underlying
                             mortgage may be prepaid        - The U.S. government
Total Return Bond Fund         partially or                   guarantees interest and
                               completely, generally          principal payments on
Percentage varies              during periods of              certain securities
                               falling interest rates,
                               which could adversely        - May benefit from
                               affect yield to              security interest in real
                               maturity and could             estate collateral
                               require a Fund to
                               reinvest in lower-
                               yielding securities.



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

How the Fund Invests


INVESTMENT TYPE
% OF FUND'S ASSETS           RISKS                          POTENTIAL REWARDS
-------------------------------------------------------------------------------------

MORTGAGE-RELATED SECURI-     - Credit risk--the risk        - Pass-through
TIES (CONT'D)                that the underlying            instruments provide
                               mortgages will not be          greater diversifica-
                               paid by debtors or by          tion than direct
                               credit insurers or             ownership of loans
                               guarantors of such
                               instruments. Some
                               private mortgage
                               securities are
                               unsecured or secured by
                               lower-rated insurers or
                               guarantors and thus may
                               involve greater risk
                             - Market risk
                             - Interest rate risk

-------------------------------------------------------------------------------------

HIGH YIELD DEBT SECURITIES   - Higher credit risk than      - May offer higher
(JUNK BONDS)                   higher-grade debt            interest income than
                               securities                     higher-grade debt
Total Return Bond Fund                                        securities and higher
                             - Higher market risk than        potential gains
Up to 10% of investable        higher-grade debt
assets                         securities
                             - More volatile than
                             higher-grade debt
                               securities
                             - May be more illiquid
                               (harder to value and
                               sell), in which case
                               valuation would depend
                               more on investment
                               adviser's judgment than
                               is generally the case
                               with higher-rated
                               securities

-------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES      - Prepayment risks             - Regular interest income
Large Cap Value, Small Cap   - The security interest        - Prepayment risk is
Value and Total Return Bond  in the underlying              generally lower than with
Funds                          collateral may not be          mortgage-related
                               as great as with               securities
Percentage varies              mortgage- related
                               securities

How the Fund Invests


INVESTMENT TYPE
% OF FUND'S ASSETS           RISKS                          POTENTIAL REWARDS
-------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES      - Credit risk--the risk        - Pass-through
(CONT'D)                     that the underlying            instruments provide
                               receivables will not be        greater diversifica-
                               paid by debtors or by          tion than direct
                               credit insurers or             ownership of loans
                               guarantors of such
                               instruments. Some
                               asset-backed securities
                               are unsecured or
                               secured by lower-rated
                               insurers or guarantors
                               and thus may involve
                               greater risk
                             - Market risk
                             - Interest rate risk

-------------------------------------------------------------------------------------

DERIVATIVES                  - The value of                 - A Fund could make money
                             derivatives (such as             and protect against
International Equity and       futures and options)           losses if the
Total Return Bond Funds        that are used to hedge         investment analysis
                               a portfolio security is        proves correct
Percentage varies              determined indepen-
                               dently from that             - One way to manage a
                               security and could             Fund's risk/return
                               result in a loss to a          balance is by locking
                               Fund when the price            in the value of an
                               movement of the deriva-        investment ahead of
                               tive does not correlate        time
                               with a change in the
                               value of the portfolio       - Derivatives that
                               security                     involve leverage could
                                                              generate substantial
                             - Derivatives used for           gains at low cost
                             risk management may not
                               have the intended            - May be used to hedge
                               effects and may result         against changes in cur-
                               in losses or missed            rency exchange rates
                               opportunities
                             - The other party to a
                               derivatives contract
                               could default
                             - Derivatives that
                             involve leverage
                               (borrowing for
                               investment) could mag-
                               nify losses
                             - Certain types of
                             derivatives involve costs
                               to a Fund that can
                               reduce returns



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

How the Fund Invests


INVESTMENT TYPE
% OF FUND'S ASSETS           RISKS                          POTENTIAL REWARDS
-------------------------------------------------------------------------------------

REVERSE REPURCHASE AGREE-    - May magnify underlying       - May magnify underlying
MENTS AND DOLLAR ROLLS         investment losses              investment gains
Total Return Bond Fund Up    - Investment costs may
to 33 1/3%                     exceed potential
                               underlying investment
                               gains
WHEN-ISSUED AND DELAYED-
DELIVERY SECURITIES
All Funds Percentage varies
-------------------------------------------------------------------------------------

BORROWING                    - Leverage borrowing for       - Leverage may magnify
                               investments may mag-           investment gains
Total Return Bond Fund Up      nify losses
to 33 1/3%
                             - Interest costs and
Other Funds Up to 20%        investment fees may
                               exceed potential
                               investment gains

-------------------------------------------------------------------------------------

ADJUSTABLE/FLOATING RATE     - Value lags value of          - Can take advantage of
SECURITIES                   fixed-rate securities            rising interest rates
                               when interest rates
Large Cap Value and Total      change
Return Bond Funds
Percentage varies

-------------------------------------------------------------------------------------

STRIPPED SECURITIES          - More volatile than           - Value rises faster when
                             securities that have not         interest rates fall
Total Return Bond Fund         separated principal and
                               interest
Percentage varies
                             - Mortgage-backed
                             stripped securities have
                               more prepayment and
                               interest rate risk than
                               other mortgage-related
                               securities

How the Fund Invests


INVESTMENT TYPE
% OF FUND'S ASSETS           RISKS                          POTENTIAL REWARDS
-------------------------------------------------------------------------------------

INTEREST RATE SWAPS          - Helps protect the            - Speculative technique
                             return on an investment          including risk of loss
Total Return Bond Fund                                        of interest payment
                                                              swapped
Up to 5% of net assets

-------------------------------------------------------------------------------------

ILLIQUID SECURITIES          - May be difficult to          - May offer a more
                             value precisely                attractive yield or
All Funds                                                     potential for growth
                             - May be difficult to            than more widely traded
Up to 15% of net assets      sell at the time or price        securities
                               desired



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

How the Trust is Managed
BOARD OF TRUSTEES


The Board of Trustees oversees the actions of the Manager, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Trust's officers, who conduct and supervise the daily business operations of the Trust.


MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


    Under a management agreement with the Trust, PIFM manages the Trust's investment operations, administers its business affairs and is responsible for supervising the subadviser(s) (which we call Adviser(s)) for each of the Funds. For the fiscal year ended July 31, 2001, the Trust paid PIFM the management fees set forth in the table below for each of the Funds (shown as a percentage of average net assets after expense reimbursement).



-------------------------------------------------------------------------
                                                                ANNUAL
                                                              MANAGEMENT
                                                              FEE PAID TO
                            FUND                                 PIFM
-------------------------------------------------------------------------
LARGE CAP GROWTH FUND                                                .70%
LARGE CAP VALUE FUND                                                 .51%
SMALL CAP GROWTH FUND                                                .43%
SMALL CAP VALUE FUND                                                 .04%
INTERNATIONAL EQUITY FUND                                            .04%
TOTAL RETURN BOND FUND                                               .19%
-------------------------------------------------------------------------


    Subject to the supervision of the Board of Trustees of the Trust, PIFM is responsible for conducting the initial review of prospective Advisers for the Trust. In evaluating a prospective Adviser, PIFM considers many factors, including the firm's experience, investment philosophy and historical performance. PIFM is also responsible for monitoring the performance of the Trust's Advisers.

    PIFM and the Trust operate under an exemptive order (the Order) from the Securities and Exchange Commission that generally permits PIFM to enter into or amend agreements with Advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board of Trustees must approve any new or amended agreements with Advisers. Shareholders of each Fund still have the right to terminate these agreements for the Fund at any time by a vote of the

How the Trust is Managed

majority of outstanding shares of the Fund. The Trust will notify shareholders of any new Advisers or material amendments to advisory agreements made pursuant to the Order. On September 13,1999, the sole shareholder of the Trust voted to allow the Trust and PIFM to operate under the Order.


    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2000, PIFM served as the manager to all of the Prudential U.S. and off-shore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $76 billion.


ADVISERS AND PORTFOLIO MANAGERS
INTRODUCTION

The Advisers are responsible for the day-to-day management of each Fund, or portion thereof, that they manage, subject to the supervision of PIFM and the Board of Trustees. The Advisers are paid by PIFM, not the Trust.


    The LARGE CAP GROWTH, LARGE CAP VALUE, SMALL CAP GROWTH and SMALL CAP VALUE FUNDS each have two Advisers, each of which manages approximately 50% of the respective Fund's assets. For each of these Funds, PIFM hired two Advisers with different investment philosophies. PIFM believes that at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit these Funds and help reduce their volatility. PIFM periodically rebalances these Funds to maintain the approximately equal allocation of their assets between the two Advisers. Reallocations may result in higher portfolio turnover and correspondingly higher transactional costs. In addition, Funds with two Advisers may experience wash transactions--where one Adviser buys a security at the same time the other one sells it. When this happens, the Fund's position in that security remains unchanged, but the Fund has paid additional transaction costs.



LARGE CAP GROWTH FUND



COLUMBUS CIRCLE INVESTORS (CCI) and OAK ASSOCIATES, LTD. (OAK) are the Advisers for the Large Cap Growth Fund.



    CCI has specialized in large-cap equity investing since it was established in 1975. As of June 30, 2001, CCI had approximately $4.6 billion in assets under management for corporate, nonprofit, government, union and mutual



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

How the Trust is Managed


fund clients. The address of CCI is Metro Center, One Station Place, 8th Floor, Stamford, CT 06902.



    ANTHONY RIZZA, a Managing Director of CCI, has been primarily responsible for managing CCI's part of the Fund since its inception. Mr. Rizza is a Chartered Financial Analyst and a member of the Hartford Society of Security Analysts. He has been a portfolio manager with CCI since 1991.



    OAK has specialized in large-cap equity investing since it was founded in 1985. Oak provides investment management services to both individual and institutional clients. As of June 30, 2001, Oak had approximately $18.6 billion in assets under management. The address of Oak is 3875 Embassy Parkway, Suite 250, Akron, OH 44333.



    JAMES D. OELSCHLAGER, President of Oak since 1985, has managed Oak's part of the Fund since its inception. DONNA BARTON, MARGARET BOLLINGER and DOUGLAS MACKAY assist Mr. Oelschlager in managing the Fund's assets. Ms. Barton and Ms. Bollinger have been with Oak since 1985, and Mr. MacKay has been a research analyst with Oak since 1990.



LARGE CAP VALUE FUND



J.P. MORGAN INVESTMENT MANAGEMENT INC. (J.P. MORGAN) and MERCURY ADVISORS are the Advisers for the Large Cap Value Fund.



    J.P. MORGAN is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for retirement plans, endowments, foundations, public entities, mutual funds and other institutional investors. As of June 30, 2001, J.P. Morgan and its affiliated companies had over $600 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, NY 10036.



    BERNARD A. KROLL and NANETTE BUZIAK have managed J.P. Morgan's part of the Fund since May 2000. Mr. Kroll, a Managing Director of J.P. Morgan and a portfolio manager in its Structured Equity Group, joined J.P. Morgan in 1996. Ms. Buziak is a Vice President of J.P. Morgan and a portfolio manager in its Structured Equity Group. Prior to joining J.P. Morgan in 1997, Ms. Buziak spent four years at First Marathon America, Inc., where she specialized in convertible bond arbitrage and stock index arbitrage trading.



    MERCURY ADVISORS is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. It offers investment advisory services to more than 50 registered investment companies. As of July 31, 2001, Mercury Advisors and

How the Trust is Managed


its investment advisory affiliates had approximately $535.5 billion in assets under management for corporate, public, endowment and foundation, individual, mutual funds and other clients. The address of Mercury Advisors is 725 S. Figueroa St., Suite 4000, Los Angeles, CA 90017.



    SHELDON J. LIEBERMAN, a Managing Director and portfolio manager of Mercury Advisors, has managed the Mercury Advisors part of the Fund since August 2000. Mr. Lieberman has been with Mercury Advisors since 1994.



SMALL CAP GROWTH FUND



SAWGRASS ASSET MANAGEMENT, L.L.C. (SAWGRASS) and J.P. MORGAN FLEMING ASSET MANAGEMENT (USA) INC. (FORMERLY, CHASE FLEMING ASSET MANAGEMENT USA) (J.P. MORGAN FLEMING) are the Advisers for the Small Cap Growth Fund.



    SAWGRASS has specialized in small-cap equity investing since it was organized in 1998. Sawgrass was formed by a core group of investment professionals who had worked together for 15 years at Barnett Capital Advisors, Inc. As of June 30, 2001, Sawgrass had approximately $1.2 billion in assets under management for corporate, municipal, public and state retirement plans and mutual funds. The address of Sawgrass is 1579 The Greens Way, Suite 20, Jacksonville Beach, FL 32250.



    DEAN MCQUIDDY, a principal and Director of Equity Investments of Sawgrass, has managed the Sawgrass part of the Fund since its inception. Mr. McQuiddy is a Chartered Financial Analyst and has been with Sawgrass since January 1998. Prior to 1998, Mr. McQuiddy was the head small-cap portfolio manager of Barnett Capital Advisors, Inc. since 1987.



    J.P. MORGAN FLEMING is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan Fleming manages assets for individual investors, companies, institutions, governments and central banks worldwide. As of June 30, 2001, J.P. Morgan Fleming and its affiliated companies had over $600 billion in assets under management worldwide. J.P. Morgan Fleming's address is 522 Fifth Avenue, New York, NY 10036.



    The assets of the Fund managed by J.P. Morgan Fleming have been managed by a team of portfolio managers since the Fund's inception. EYTAN M. SHAPIRO, a Director and portfolio manager of J.P. Morgan Fleming, is responsible for the day-to-day management of the J.P. Morgan Fleming part of the Fund's assets. Mr. Shapiro has been with J.P. Morgan Fleming or its predecessor since 1992 and with The Fleming Group since 1985. The



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

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

How the Trust is Managed


other members of the team are TIMOTHY R. V. PARTON, CHRISTOPHER M. V. JONES and
T. GARY LIEBERMAN. Mr. Parton, a Director and portfolio manager with J.P. Morgan Fleming, has been with J.P. Morgan Fleming or its predecessor since 1990 and with The Chase Manhattan Corporation or its predecessors since 1986. Mr. Jones, a Director and portfolio manager of J.P. Morgan Fleming as well as Chief Investment Officer of its Small Cap Equity Group, joined J.P. Morgan Fleming's predecessor in 1986 and began his career with The Fleming Group in 1982. Mr. Lieberman is a Vice President and analyst with J.P. Morgan Fleming and has been with the firm's predecessor since 1995.



SMALL CAP VALUE FUND



CREDIT SUISSE ASSET MANAGEMENT, LLC (CSAM) and LAZARD ASSET MANAGEMENT (LAZARD) are the Advisers for the Small Cap Value Fund.



    CSAM, located at 466 Lexington Avenue, New York, NY 10172, provides investment management services to both individual and institutional clients. As of June 30, 2001, CSAM had approximately $86 billion of assets under management in the United States and, with its global affiliates, $280 billion of assets under management.



    ROGER W. VOGEL has managed the portion of the assets of the Fund currently managed by CSAM and its predecessors since the Fund's inception. Mr. Vogel has been a Managing Director of CSAM since November 2000, prior to which he served as Managing Director of DLJ Asset Management Group, Inc. (DLJAM) and had been the lead small-cap equity manager of DLJAM since 1993. CSAM became the successor to DLJAM in November 2000.



    LAZARD is a division of Lazard Freres & Co., LLC (Lazard Freres), a New York limited liability company. Since it was formed in 1970, Lazard has provided investment management services to both individual and institutional clients. As of July 31, 2001, Lazard and its global affiliates had approximately $70.4 billion in assets under management. Lazard's principal business address is 30 Rockefeller Plaza, New York, NY 10112.



    Lazard manages its portion of the assets of the Fund on a team basis. HERBERT W. GULLQUIST, LEONARD M. WILSON and PATRICK MULLIN share primary responsibility for the day-to-day management of the portion of the Fund managed by Lazard. Mr. Gullquist, a Vice Chairman of Lazard Freres and Chief Investment Officer and a Managing Director of Lazard, has been with Lazard since 1982. Mr. Wilson, a portfolio manager/analyst and a Director of

How the Trust is Managed


Lazard, has been with Lazard since 1988. Mr. Mullin, a portfolio manager/ analyst and a Senior Vice President of Lazard, has been with Lazard since 1998, prior to which he served as a portfolio manager/analyst and Partner with Target Capital Management from February 1997 to December 1997 and as Senior Vice President in Research Sales with Dillon, Read & Co. Inc. from 1992 to February 1997. Mr. Gullquist has been responsible for the day-to-day management of Lazard's portion of the Fund since its inception. Messrs. Wilson and Mullin have shared responsibility with Mr. Gullquist for the day-to-day management of Lazard's portion of the Fund since January 2001.



INTERNATIONAL EQUITY FUND



LAZARD is the Adviser to the International Equity Fund.



    HERBERT W. GULLQUIST and JOHN R. REINSBERG have managed the Fund since its inception. Mr. Gullquist, a Vice Chairman of Lazard Freres and Chief Investment Officer and a Managing Director of Lazard, has been with Lazard since 1982. Mr. Reinsberg is a Managing Director of Lazard and has been with Lazard since 1992.



TOTAL RETURN BOND FUND



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO) is the Adviser to the Total Return Bond Fund.



    PIMCO, a Delaware limited liability company, is a subsidiary of PIMCO Advisors LP (PIMCO Advisors). Allianz AG, the majority owner of PIMCO Advisors, is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds a minority interest in PIMCO Advisors. PIMCO has specialized in fixed income investing since the firm was established in 1971. As of July 31, 2001, PIMCO had approximately $230 billion of assets under management. The address of PIMCO is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.



    WILLIAM H. GROSS, Managing Director, Chief Investment Officer and founding member of PIMCO, has, since the inception of the Fund, led a portfolio management team responsible for developing and implementing the Fund's investment strategy. CHRIS DIALYNAS, a Managing Director, portfolio manager and a senior member of PIMCO's investment strategy group, has managed the Fund since August 2000. Mr. Dialynas has been associated with PIMCO since 1980.



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

How the Trust is Managed

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Trust's shares under a Distribution Agreement with the Trust. The Trust has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing each Fund's Class A, B and C shares and provides certain shareholder support services. Each Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

Fund Distributions and Tax Issues


Investors who buy shares of the Trust should be aware of some important tax issues. For example, each Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account. Dividends and distributions from the Funds also may be subject to state and local income taxes.


    Also, if you sell shares of a Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless your shares are held in a qualified tax-deferred plan or account.


    The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.


DISTRIBUTIONS

Each Fund distributes DIVIDENDS of any net investment income to shareholders on a regular basis as shown below.


 -----------------------------------------------------------------------------
                             FUND                                 DIVIDENDS
 Total Return Bond Fund                                        Declared daily,
                                                                  paid monthly
 Large Cap Growth, Large Cap Value, Small Cap Growth,             Declared and
   Small Cap Value and International Equity Funds                paid annually
 -----------------------------------------------------------------------------


    For example, if a Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from each Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

    For Funds that invest in foreign securities, the amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Fund and cannot be predicted. This fact, coupled with the different tax and accounting treatment of certain currency gains and losses, increases the possibility that distributions, in whole or in part, may be a return of capital to shareholders.


STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

Fund Distributions and Tax Issues


    Each Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when a Fund sells its assets for a profit. For example, if a Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains generally are taxed at rates of up to 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.1% (since July 1, 2001, or 38.6% beginning January 1, 2002). Different rates apply to corporate shareholders.


    For your convenience, a Fund's distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of a Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.


    Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are generally eligible for the 70% dividends-received deduction for certain dividends.

Fund Distributions and Tax Issues

WITHHOLDING TAXES


If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 30.5% (since July 1, 2001, or 30% beginning January 1, 2002) of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of a Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.


QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS



Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRAs, contributions are not tax deductible, but distributions from the plan may be tax-free.


IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of a Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified or


STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

Fund Distributions and Tax Issues


tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of a Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.


    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend)
                                                  within a 61-day period
                                                  (beginning 30 days before the
                                                  sale of the shares). If you
                                                  acquire shares of the Fund and
                                                  sell your shares within 90
                                                  days, you may not be allowed
to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


    Exchanging your shares of a Fund for the shares of another Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

[RECEIPT FROM SALE GRAPHIC]


Receipts from Sale                           +$ Capital Gain
                                              (taxes owed)

                                             -$ Capital Loss
                                          (offset against gain)

How to Buy, Sell and
Exchange Shares of the Funds
HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Funds for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101



    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.


STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B and Class C shares of the Funds.

    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

    When choosing a share class, you should consider the following:

    - The amount of your investment


    - The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


    - The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC


STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Funds

    - Whether you qualify for any reduction or waiver of sales charges


    - The fact that, if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial, given your circumstances


    - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

    See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Funds' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


 ------------------------------------------------------------------------------------
                                  CLASS A                CLASS B       CLASS C
 Minimum purchase amount(1)       $1,000                 $1,000        $2,500
 Minimum amount for subsequent    $100                   $100          $100
   purchases(1)
 Maximum initial sales charge     Total Return Bond      None          1% of the
                                  Fund--4% of the                      public
                                  public offering price                offering
                                  Other Funds-- 5% of                  price(2)
                                  the public offering
                                  price
 Contingent Deferred Sales        None                   If Sold       1% on sales
   Charge (CDSC)(3)                                      During:       made within 18
                                                         Year 1    5%  months of
                                                         Year 2    4%  purchase(2)
                                                         Year 3    3%
                                                         Year 4    2%
                                                         Years 5/6 1%
                                                         Year 7    0%
 Annual distribution and service  .30 of 1%; (.25 of 1%  1%            1%
   (12b-1) fees shown as a        currently)             (currently    (currently .75
   percentage of average net                             .75 of 1%     of 1% for the
   assets(4)                                             for the       Total Return
                                                         Total Return  Bond Fund)
                                                         Bond Fund)
 ------------------------------------------------------------------------------------


(1) The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services--Automatic Investment Plan."


(2) 1.01% of the net amount invested.



(3) For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."

How to Buy, Sell and
Exchange Shares of the Funds


(4) These distribution fees are paid from each Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. For the fiscal year ending July 31, 2002, the Distributor of the Funds has contractually agreed to reduce its distribution and service fees (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares, and to reduce its distribution and service (12b-1) fees for Class B and Class C shares of the Total Return Bond Fund to .75 of 1% of the average daily net assets of each of the Fund's Class B and Class C shares.


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. These tables show you how the sales charge decreases as the amount of your investment increases.


LARGE CAP VALUE, LARGE CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH AND INTERNATIONAL EQUITY FUNDS


 ----------------------------------------------------------------------------------
                               SALES CHARGE AS %   SALES CHARGE AS %     DEALER
 AMOUNT OF PURCHASE            OF OFFERING PRICE   OF AMOUNT INVESTED   REALLOWANCE
 Less than $25,000                   5.00%               5.26%             4.75%
 $25,000 to $49,999                  4.50%               4.71%             4.25%
 $50,000 to $99,999                  4.00%               4.17%             3.75%
 $100,000 to $249,999                3.25%               3.36%             3.00%
 $250,000 to $499,999                2.50%               2.56%             2.40%
 $500,000 to $999,999                2.00%               2.04%             1.90%
 $1 million and above*                None                None              None
 ----------------------------------------------------------------------------------

TOTAL RETURN BOND FUND

 ----------------------------------------------------------------------------------
                               SALES CHARGE AS %   SALES CHARGE AS %     DEALER
      AMOUNT OF PURCHASE       OF OFFERING PRICE   OF AMOUNT INVESTED   REALLOWANCE
 Less than $50,000                   4.00%               4.17%             3.75%
 $50,000 to $99,999                  3.50%               3.63%             3.25%
 $100,000 to $249,999                2.75%               2.83%             2.50%
 $250,000 to $499,999                2.00%               2.04%             1.90%
 $500,000 to $999,999                1.50%               1.52%             1.40%
 $1 million and above*                None                None              None
 ----------------------------------------------------------------------------------

* If you invest $1 million or more, you can buy only Class A shares.


STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Funds

    To satisfy the purchase amounts above, you can:


    - Invest with an eligible group of investors who are related to you



    - Buy Class A shares of two or more Strategic Partners mutual funds at the same time



    - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the value of Strategic Partners mutual fund shares that you already own, (2) the value of money market shares you have received for shares of those funds in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation). In addition, if you owned Class A shares of the Funds on September 4, 2001, these shares may help you qualify for subsequent purchases of Class A shares of Prudential mutual funds at reduced sales charges. Class A shares of the Funds purchased after September 4, 2001 do not enable you to qualify for reduced sales charges on purchases of Class A shares of Prudential mutual funds.



    - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Funds and other Strategic Partners mutual funds within 13 months. If you entered into a Letter of Intent on or after September 4, 2001, the Letter may be satisfied only with shares of Strategic Partners mutual funds (including the Funds). If you entered into a Letter of Intent before September 4, 2001, however, you may satisfy the Letter by purchasing shares of these Funds, Strategic Partners Asset Allocation Funds and Prudential mutual funds, but not other Strategic Partners mutual funds.


    The Distributor may reallow Class A's sales charge to dealers.


Benefit Plans. Benefit Plans can avoid Class A's initial sales charge if the Benefit Plan has existing assets of at least $1 million or 250 eligible employees or participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a rabbi trust or a nonqualified deferred compensation plan.

How to Buy, Sell and
Exchange Shares of the Funds


Mutual Fund Programs. Waivers are also available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with the Funds' Distributor relating to:



    - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or


    - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Other Types of Investors. Other investors pay no sales charges, including certain officers, employees or agents of the Manager and its affiliates, investment advisers of the Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE


Benefit Plans. Certain Benefit Plans (as defined above) may purchase Class C shares without the initial sales charge.



Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company. These purchases must be made within 60 days of the redemption. This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify your broker, who may require any supporting documentation it considers appropriate.



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

How to Buy, Sell and
Exchange Shares of the Funds

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

How to Buy, Sell and
Exchange Shares of the Funds

MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

                                        STEP 3: UNDERSTANDING THE PRICE YOU'LL
                                        PAY


                                        The price you pay for each share of a
                                        Fund is based on the share value. The
                                        share value of a mutual fund--known as
                                        the NET ASSET VALUE or NAV--is
                                        determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund-- or the
NAV-- is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trust's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the prices of mutual funds daily.



    We determine the NAV of each Fund's shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. Because the International Equity and Total Return Bond Funds may invest in securities listed on foreign exchanges that trade on weekends or other days when the Funds do not compute their NAV, changes in the market value of these securities may affect the Funds' NAV on days when you cannot buy or sell shares. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of a Fund's portfolio do not materially affect the NAV.

What Price Will You Pay for Shares of the Fund? For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for this share class). Your broker may charge you a separate or additional fee for purchases of shares.



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

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How to Buy, Sell and
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STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, each Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in a Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

Automatic Investment Plan. You can make regular purchases of a Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.


The PruTector Program. Optional group term life insurance--which protects the value of your Fund investment for your beneficiaries against market declines--is available to Fund investors who initially purchased their shares through Prudential on or before September 4, 2001. This coverage is not available for Fund investors who initially acquired their shares after September 4, 2001. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states. Please note, Strategic Partners Opportunity Funds do not participate in the PruTector Program.


55
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How to Buy, Sell and
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Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about each Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of a Fund for cash (in the form of a check) at any time, subject to certain restrictions.


    When you sell shares of a Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.


STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

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How to Buy, Sell and
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RESTRICTIONS ON SALES


There are certain times when you may not be able to sell shares of a Fund, or when we may delay paying you the proceeds from a sale. To the extent permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when a Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."



    If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible financial institution" if:



    - you are selling more than $100,000 of shares,



    - you want the redemption proceeds made payable to someone that is not in our records,



    - you want the redemption proceeds sent to some place that is not in our records, or



    - you are a business or a trust.



    An "eligible financial institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

    - Amounts representing shares you purchased with reinvested dividends and distributions

    - Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares

    - Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts

57
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How to Buy, Sell and
Exchange Shares of the Funds

representing the cost of shares held for the longest period of time within the applicable CDSC period.

    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:


    - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability,



    - To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and



    - On certain sales effected through a Systematic Withdrawal Plan.


    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES


Benefit Plans. The CDSC will be waived for redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

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How to Buy, Sell and
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REDEMPTION IN KIND


If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of a Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.


SMALL ACCOUNTS


If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize Fund expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.


90-DAY REPURCHASE PRIVILEGE


After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


RETIREMENT PLANS


To sell shares and receive a distribution from a retirement plan or account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and accounts and you must submit a withholding form with your request to avoid delay. If your retirement plan or account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.


59
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How to Buy, Sell and
Exchange Shares of the Funds

HOW TO EXCHANGE YOUR SHARES


You can exchange your shares of a Fund for shares of the same class in any other Strategic Partners mutual fund, as well as shares of certain money market funds, if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of a Fund for Class A shares of another Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Shares of a Fund also may be exchanged into Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.


    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Fund shares into Special Money Market Fund, Inc., the time you hold the shares in that money market account will not be counted in calculating the required holding period for CDSC liability.



    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."



FREQUENT TRADING


Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage a Fund's investments. When market timing occurs, a Fund may have


STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

                                                                              60
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How to Buy, Sell and
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to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, each Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Trust will notify a market timer of rejection of an exchange or purchase order. If the Trust allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


TELEPHONE REDEMPTIONS OR EXCHANGES


You may redeem or exchange your shares in any amount by calling the Funds at
(800) 225-1852 before 4:15 p.m. New York time. You will receive a redemption amount based on that day's NAV.



    The Funds' Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. A Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail.


    The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Funds.


61
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How to Buy, Sell and
Exchange Shares of the Funds


EXPEDITED REDEMPTION PRIVILEGE



If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by a Fund prior to 4:15 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.





STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

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

                      (This page intentionally left blank)

Financial Highlights


The financial highlights will help you evaluate each Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that particular Fund, assuming reinvestment of all dividends and other distributions. The information is for the periods indicated.



    A copy of the Funds' annual report is available, upon request at no charge, as described on the back cover of this prospectus.

LARGE CAP GROWTH FUND



The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.




 PER SHARE OPERATING PERFORMANCE
 --------------------------------------------------------------------------------------
                                                                CLASS A
                                                 -------------------------------------
                                                    YEAR            NOVEMBER 3, 1999(A)
                                                    ENDED              THROUGH
                                                 JULY 31, 2001      JULY 31, 2000
 NET ASSET VALUE, BEGINNING OF PERIOD              $   13.19              $ 10.00
                                                   ---------              -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                    (.06)                (.06)
 Net realized and unrealized gain on investment
  transactions                                         (4.68)                3.25
                                                   ---------              -------
 TOTAL FROM INVESTMENT OPERATIONS                      (4.74)                3.19
 NET ASSET VALUE, END OF PERIOD                    $    8.45              $ 13.19
                                                   =========              =======
 TOTAL INVESTMENT RETURN(b)                         (35.94)%               31.90%
 --------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 --------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                   $  33,180              $38,227
 Average net assets (000)                          $  40,028              $28,788
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and service
  (12b-1) fees                                         1.34%                1.17%(c)
 Expenses, excluding distribution and service
  (12b-1) fees                                         1.09%                 .92%(c)
 Net investment loss                                  (.60)%               (.62)%(c)
 FOR CLASS A, B AND C SHARES:
 Portfolio turnover rate                                 64%                  39%



(a)Commencement of investment operations.



(b)Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.



(c)Annualized.



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

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Financial Highlights



 -----------------------------------------------------------------------------
                                                         CLASS C
                   CLASS B                 -----------------------------------
     -----------------------------------
        YEAR         NOVEMBER 3, 1999(A)      YEAR         NOVEMBER 3, 1999(A)
        ENDED           THROUGH               ENDED           THROUGH
     JULY 31, 2001   JULY 31, 2000         JULY 31, 2001   JULY 31, 2000
       $   13.11           $ 10.00           $   13.11          $  10.00
       ---------           -------           ---------          --------
            (.15)             (.12)               (.15)             (.12)
           (4.62)             3.23               (4.62)             3.23
       ---------           -------           ---------          --------
           (4.77)             3.11               (4.77)             3.11
       $    8.34           $ 13.11           $    8.34          $  13.11
       =========           =======           =========          ========
        (36.38)%            31.10%            (36.38)%            31.10%
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
       $  58,452           $75,819           $  98,015          $145,187
       $  75,820           $59,151           $ 129,942          $128,884
           2.09%             1.92%(c)            2.09%             1.92%(c)
           1.09%              .92%(c)            1.09%              .92%(c)
         (1.35)%           (1.36)%(c)          (1.35)%           (1.32)%(c)

Financial Highlights


LARGE CAP VALUE FUND

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.




 PER SHARE OPERATING PERFORMANCE
 -----------------------------------------------------------------------
                                                          CLASS A
                                                    --------------------
                                                                NOVEMBER
                                                     YEAR          3,
                                                     ENDED      1999(A)
                                                     JULY       THROUGH
                                                      31,       JULY 31,
                                                     2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD               $9.33       $  10.00
                                                    -------     --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                               0.07           0.05
 Net realized and unrealized gain (loss) on
  investment transactions                            1.77          (0.69)
                                                    -------     --------
 TOTAL FROM INVESTMENT OPERATIONS                    1.84          (0.64)
                                                    -------     --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income               (0.10)         (0.03)
 Distributions in excess of net investment income      --             --
 Distributions from net realized capital gains      (0.06)            --
                                                    -------     --------
 TOTAL DIVIDENDS AND DISTRIBUTIONS                  (0.16)         (0.03)
                                                    -------     --------
 NET ASSET VALUE, END OF PERIOD                     $11.01      $   9.33
                                                    =======     ========
 TOTAL INVESTMENT RETURN(b)                         19.84%       (6.42)%
 -----------------------------------------------------------------------
 RATIOS/ SUPPLEMENTAL DATA
 -----------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                    $10,091     $  5,162
 Average net assets (000)                           $7,565      $  4,119
 RATIOS TO AVERAGE NET ASSETS:
 Expenses including distribution and service
  (12b-1) fees                                      1.65%(e)       2.36%(c)
 Expenses, excluding distribution and service
  (12b-1) fees                                      1.40%(e)       2.11%(c)
 Net investment income                               .71%(e)        .63%(c)
 FOR CLASS A, B AND C SHARES:
 Portfolio turnover rate                              46%            58%
 -----------------------------------------------------------------------



(a)Commencement of investment operations.



(b)Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.



(c)Annualized.



(d)Less than $.005 per share.



(e)Net of expense subsidy. If the investment manager had not subsidized expenses, the annualized expense ratios, including distribution and service (12 b-1) fees, would have been 1.84%, 2.59% and 2.59% for Class A, B and C, respectively, for the year ended July 31, 2001. The annualized net investment income (loss) ratios would have been 0.51%, (0.22)% and (0.18)%, respectively, for the year ended July 31, 2001.



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

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Financial Highlights



 -----------------------------------------------------------------------------
                                                         CLASS C
                   CLASS B                 -----------------------------------
     -----------------------------------
        YEAR         NOVEMBER 3, 1999(A)      YEAR         NOVEMBER 3, 1999(A)
       ENDED            THROUGH              ENDED            THROUGH
     JULY 31, 2001   JULY 31, 2000         JULY 31, 2001   JULY 31, 2000
        $  9.28           $  10.00            $  9.28           $  10.00
        -------           --------            -------           --------
             --(d)              --(d)              --(d)              --(d)
           1.76              (0.70)              1.76              (0.70)
        -------           --------            -------           --------
           1.76              (0.70)              1.76              (0.70)
        -------           --------            -------           --------
             --                 --                 --                 --
          (0.02)             (0.02)             (0.02)             (0.02)
          (0.06)                --              (0.06)                --
        -------           --------            -------           --------
          (0.08)             (0.02)             (0.08)             (0.02)
        -------           --------            -------           --------
        $ 10.96           $   9.28            $ 10.96           $   9.28
        =======           ========            =======           ========
         19.05%            (7.02)%             19.05%            (7.02)%
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
        $21,724           $ 11,418            $18,211           $ 12,845
        $17,188           $  8,794            $16,051           $ 12,693
          2.40%(e)           3.11%(c)           2.40%(e)           3.11%(c)
          1.40%(e)           2.11%(c)           1.40%(e)           2.11%(c)
         (.02)%(e)          (.13)%(c)            .01%(e)          (.02)%(c)

Financial Highlights


SMALL CAP GROWTH FUND

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.




 PER SHARE OPERATING PERFORMANCE(d)
 ---------------------------------------------------------------------------------------
                                                                 CLASS A
                                                  ------------------------------------
                                                         YEAR        NOVEMBER 3, 1999(A)
                                                        ENDED           THROUGH
                                                  JULY 31, 2001      JULY 31, 2000
 NET ASSET VALUE, BEGINNING OF PERIOD               $   12.62             $   10.00
                                                    ---------             ---------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment loss                                     (.19)                 (.20)
 Net realized and unrealized gain (loss) on
  investment transactions                               (2.12)                 2.82
                                                    ---------             ---------
 TOTAL FROM INVESTMENT OPERATIONS                       (2.31)                 2.62
                                                    ---------             ---------
 LESS DISTRIBUTIONS
 Distributions from net realized capital gains           (.95)                   --
                                                    ---------             ---------
 NET ASSET VALUE, END OF PERIOD                     $    9.36             $   12.62
                                                    =========             =========
 TOTAL INVESTMENT RETURN(b)                          (18.58)%                26.20%
 ---------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 ---------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                    $   5,887             $   4,667
 Average net assets (000)                           $   5,109             $   4,799
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and service
  (12b-1) fees                                          2.15%(e)              2.69%(c)
 Expenses, excluding distribution and service
  (12b-1) fees                                          1.90%(e)              2.44%(c)
 Net investment loss                                  (1.78)%(e)            (2.10)%(c)
 FOR CLASS A, B AND C SHARES:
 Portfolio turnover rate                                 149%                  112%



(a)Commencement of investment operations.



(b)Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.



(c)Annualized.



(d)Calculated based upon average shares outstanding during the period.



(e)Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.42%, 3.17% and 3.17% for Class A, B and C, respectively, for the year ended July 31, 2001. The net investment loss ratios would have been (2.08)%, (2.79)% and (2.78)%, respectively, for the year ended July 31, 2001.



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

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Financial Highlights



 -----------------------------------------------------------------------------
                   CLASS B                               CLASS C
     -----------------------------------   -----------------------------------
           YEAR      NOVEMBER 3, 1999(A)         YEAR      NOVEMBER 3, 1999(A)
          ENDED            THROUGH              ENDED            THROUGH
     JULY 31, 2001   JULY 31, 2000         JULY 31, 2001   JULY 31, 2000
       $  12.54            $ 10.00           $  12.54            $ 10.00
       --------            -------           --------            -------
           (.27)              (.19)              (.27)              (.23)
          (2.10)              2.73              (2.10)              2.77
       --------            -------           --------            -------
          (2.37)              2.54              (2.37)              2.54
       --------            -------           --------            -------
           (.95)                --               (.95)                --
       --------            -------           --------            -------
       $   9.22            $ 12.54           $   9.22            $ 12.54
       ========            =======           ========            =======
       (19.29)%             25.40%           (19.29)%             25.40%
 -----------------------------------------------------------------------------



 -----------------------------------------------------------------------------

       $  9,199            $ 8,588           $  7,772            $ 7,659
       $  9,243            $ 5,881           $  7,782            $ 6,468
          2.90%(e)           3.44%(c)           2.90%(e)           3.44%(c)
          1.90%(e)           2.44%(c)           1.90%(e)           2.44%(c)
        (2.52)%(e)         (2.94)%(c)         (2.52)%(e)         (2.90)%(c)

Financial Highlights


SMALL CAP VALUE FUND

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.




 PER SHARE OPERATING PERFORMANCE
 -------------------------------------------------------------------------------------
                                                                 CLASS A
                                                   -----------------------------------
                                                      YEAR         NOVEMBER 3, 1999(A)
                                                     ENDED            THROUGH
                                                   JULY 31, 2001   JULY 31, 2000
 NET ASSET VALUE, BEGINNING OF PERIOD                 $ 11.08           $  10.00
                                                      -------           --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                     (.02)              (.11)(d)
 Net realized and unrealized gain on investment
  transactions                                           2.49               1.19
                                                      -------           --------
 TOTAL FROM INVESTMENT OPERATIONS                        2.47               1.08
                                                      -------           --------
 LESS DISTRIBUTIONS:
 Dividends from net realized gains                       (.37)                --
                                                      -------           --------
 TOTAL DISTRIBUTIONS                                     (.37)                --
 NET ASSET VALUE, END OF PERIOD                       $ 13.18           $  11.08
                                                      =======           ========
 TOTAL INVESTMENT RETURN(b)                            22.90%             10.80%
 -------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 -------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                      $ 7,986           $  3,863
 Average net assets (000)                             $ 5,582           $  5,083
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and service
  (12b-1) fees                                          1.80%(e)           3.24%(c)
 Expenses, excluding distribution and service
  (12b-1) fees                                          1.55%(e)           2.99%(c)
 Net investment loss                                   (.16)%(e)         (1.37)%(c)
 FOR CLASSES A, B AND C SHARES:
 Portfolio turnover rate                                  54%                34%



(a)Commencement of investment operations.



(b) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.



(c) Annualized.



(d)Calculated based upon average shares outstanding during the period.



(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.46%, 3.21% and 3.21% for Class A, B and C, respectively, for the year ended July 31, 2001. The net investment loss ratios would have been (.82%), (1.58%) and (1.58%), for Class A, B and C, respectively, for the year ended July 31, 2001.



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

Financial Highlights



-----------------------------------------------------------------------------
                  CLASS B                               CLASS C
    -----------------------------------   -----------------------------------
       YEAR         NOVEMBER 3, 1999(A)      YEAR         NOVEMBER 3, 1999(A)
      ENDED            THROUGH              ENDED            THROUGH
    JULY 31, 2001   JULY 31, 2000         JULY 31, 2001   JULY 31, 2000
       $ 11.01           $  10.00            $ 11.01           $  10.00
       -------           --------            -------           --------
          (.08)              (.16)(d)           (.08)              (.17)(d)
          2.44               1.17               2.44               1.18
       -------           --------            -------           --------
          2.36               1.01               2.36               1.01
       -------           --------            -------           --------
          (.37)                --               (.37)                --
       -------           --------            -------           --------
          (.37)                --               (.37)                --
       $ 13.00           $  11.01            $ 13.00           $  11.01
       =======           ========            =======           ========
        22.03%             10.10%             22.03%             10.10%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
       $12,888           $  5,379            $ 8,986           $  4,354
       $ 8,432           $  3,564            $ 6,346           $  3,776
         2.55%(e)           3.99%(c)           2.55%(e)           3.99%(c)
         1.55%(e)           2.99%(c)           1.55%(e)           2.99%(c)
        (.92)%(e)         (2.20)%(c)          (.92)%(e)         (2.16)%(c)

Financial Highlights


INTERNATIONAL EQUITY FUND

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.




 PER SHARE OPERATING PERFORMANCE
 --------------------------------------------------------------------------------------
                                                                CLASS A
                                                 -------------------------------------
                                                    YEAR            NOVEMBER 3, 1999(A)
                                                    ENDED             THROUGH
                                                 JULY 31, 2001      JULY 31, 2000
 NET ASSET VALUE, BEGINNING OF PERIOD              $    9.95              $10.00
                                                   ---------              ------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss(e)                                 (.01)               (.05)
 Net realized and unrealized loss on investment
  transactions                                         (2.07)                 --(d)
                                                   ---------              ------
 TOTAL FROM INVESTMENT OPERATIONS                      (2.08)               (.05)
                                                   ---------              ------
 NET ASSET VALUE, END OF PERIOD                    $    7.87              $ 9.95
                                                   =========              ======
 TOTAL INVESTMENT RETURN(b)                         (20.90)%              (.50)%
 --------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 --------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                   $   4,698              $4,689
 Average net assets (000)                          $   4,634              $4,447
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and service
  (12b-1) fees                                         2.00%(f)            2.89%(c)
 Expenses, excluding distribution and service
  (12b-1) fees                                         1.75%(f)            2.64%(c)
 Net investment loss                                  (.09)%(f)           (.74)%(c)
 FOR CLASSES A, B AND C SHARES:
 Portfolio turnover rate                                 40%                 40%



(a)Commencement of investment operations.



(b)Total investment return does not consider the effects of sales loads. Total Investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.



(c)Annualized.



(d)Less than $.005 per share.



(e)Calculated based upon average shares outstanding during the period.



(f)Net of expense subsidy. If the manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.76%, 3.51% and 3.51% for Classes A, B and C, respectively, for the fiscal year ended July 31, 2001. The net investment loss ratios would have been (.90%), (1.64%) and (1.66%), for Classes A, B and C, respectively, for the fiscal year ended July 31, 2001.



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

Financial Highlights



 -----------------------------------------------------------------------------
                   CLASS B                               CLASS C
     -----------------------------------   -----------------------------------
        YEAR         NOVEMBER 3, 1999(A)      YEAR         NOVEMBER 3, 1999(A)
        ENDED           THROUGH               ENDED           THROUGH
     JULY 31, 2001   JULY 21, 2000         JULY 31, 2001   JULY 21, 2000
       $    9.89          $  10.00           $    9.89          $  10.00
       ---------          --------           ---------          --------
            (.08)             (.11)               (.08)             (.11)
           (2.04)            --(d)               (2.04)            --(d)
       ---------          --------           ---------          --------
           (2.12)             (.11)              (2.12)             (.11)
       ---------          --------           ---------          --------
       $    7.77          $   9.89           $    7.77          $   9.89
       =========          ========           =========          ========
        (21.44)%           (1.10)%            (21.44)%           (1.10)%
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
       $   6,670          $  7,020           $   7,554          $  8,955
       $   7,089          $  6,027           $   8,383          $  8,717
           2.75%(f)          3.64%(c)            2.75%(f)          3.64%(c)
           1.75%(f)          2.64%(c)            1.75%(f)          2.64%(c)
          (.90)%(f)        (1.45)%(c)           (.93)%(f)        (1.50)%(c)

Financial Highlights


TOTAL RETURN BOND FUND

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.




 PER SHARE OPERATING PERFORMANCE
 ---------------------------------------------------------------------------------------
                                                                 CLASS A
                                                  ------------------------------------
                                                        YEAR         NOVEMBER 3, 1999(A)
                                                       ENDED            THROUGH
                                                  JULY 31, 2001      JULY 31, 2000
 NET ASSET VALUE, BEGINNING OF PERIOD                $  9.99               $ 10.00
                                                     -------               -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                   .53                   .33
 Net realized and unrealized gain on investment
  transactions                                           .54                    --(d)
                                                     -------               -------
 TOTAL FROM INVESTMENT OPERATIONS                       1.07                   .33
                                                     -------               -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                  (.53)                 (.33)
 Dividends in excess of net investment income             --                 (.01)
 Distribution from net realized capital gains          (.10)                    --
                                                     -------               -------
 TOTAL DISTRIBUTIONS:                                  (.63)                 (.34)
                                                     -------               -------
 NET ASSET VALUE, END OF PERIOD                      $ 10.43               $  9.99
                                                     =======               =======
 TOTAL INVESTMENT RETURN(b)                           11.11%                 3.32%
 ---------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 ---------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                     $15,205               $ 9,875
 Average net assets (000)                            $10,677               $11,760
 RATIOS TO AVERAGE NET ASSETS:(c)
 Expenses, including distribution and service
  (12b-1) fees                                         1.05%(e)              1.96%(c)
 Expenses, excluding distribution and service
  (12b-1) fees                                          .80%(e)              1.71%(c)
 Net investment income                                 5.07%(e)              4.66%(c)
 FOR CLASSES A, B AND C SHARES:
 Portfolio turnover rate                                638%                  423%
 ---------------------------------------------------------------------------------------



(a)Commencement of investment operations.



(b)Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.



(c)Annualized.



(d)Less than $.005 per share.



(e)Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.36%, 1.86% and 1.86% for Classes A, B and C, respectively, for the year ended July 31, 2001. The net investment income ratios would have been 4.75%, 4.26% and 4.25% for Classes A, B and C, respectively, for the year ended July 31, 2001.



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

Financial Highlights



 -----------------------------------------------------------------------------
           CLASS B                               CLASS C
     -----------------------------------   -----------------------------------
           YEAR      NOVEMBER 3, 1999(A)         YEAR      NOVEMBER 3, 1999(A)
          ENDED           THROUGH               ENDED           THROUGH
     JULY 31, 2001   JULY 31, 2000         JULY 31, 2001   JULY 31, 2000
        $  9.99            $10.00             $  9.99            $10.00
        -------            ------             -------            ------
            .48               .29                 .48               .29
            .54                --(d)              .54                --(d)
        -------            ------             -------            ------
           1.02               .29                1.02               .29
        -------            ------             -------            ------
          (.48)             (.29)               (.48)             (.29)
          (.10)             (.01)               (.10)             (.01)
             --                --                  --                --
        -------            ------             -------            ------
          (.58)             (.30)               (.58)             (.30)
        -------            ------             -------            ------
        $ 10.43            $ 9.99             $ 10.43            $ 9.99
        =======            ======             =======            ======
         10.57%             2.95%              10.57%             2.95%
 -----------------------------------------------------------------------------



 -----------------------------------------------------------------------------

       $ 25,376            $ 9,739           $ 14,059            $ 5,849
       $ 16,527            $ 7,304           $  7,938            $ 6,393
          1.55%(e)           2.46%(c)           1.55%(e)           2.46%(c)
           .80%(e)           1.71%(c)            .80%(e)           1.71%(c)
          4.57%(e)           4.23%(c)           4.56%(e)           4.16%(c)

APPENDIX I

DESCRIPTION OF SECURITY RATINGS


Description of S&P long-term issue credit ratings:



    AAA--An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



     AA--An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



    A--An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



    BBB--An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



    BB--An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



Description of S&P short-term issue credit ratings:



    A-1--A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


    A-2--A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852 than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



Description of Moody's debt ratings:



    Aaa--Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.



    Aa--Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



    A--Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



    Baa--Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



    Ba--Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



    B--Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


    Note: Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



Description of Moody's short-term and commercial paper ratings:



    Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.



    Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



    - Leading market positions in well-established industries.



    - High rates of return on funds employed.



    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.



    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



    - Well-established access to a range of financial markets and assured sources of alternate liquidity.



    Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

The Strategic Partners


Mutual Fund Family



Strategic Partners offers a variety of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.



Strategic Partners Asset Allocation Funds


   Strategic Partners Conservative Growth Fund


   Strategic Partners Moderate Growth Fund


   Strategic Partners High Growth Fund


Strategic Partners Opportunity Funds


   Strategic Partners Focused Growth Fund


   Strategic Partners New Era Growth Fund


   Strategic Partners Focused Value Fund


Strategic Partners Style Specific Funds


   Strategic Partners Large Capitalization Growth Fund


   Strategic Partners Large Capitalization Value Fund


   Strategic Partners Small Capitalization Growth Fund


   Strategic Partners Small Capitalization Value Fund


   Strategic Partners International Equity Fund


   Strategic Partners Total Return Bond Fund

                                      Notes

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

                                      Notes

                                      Notes

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

                                      Notes

                                      Notes

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS [PHONE ICON] (800) 225-1852

                                      Notes

FOR MORE INFORMATION

Please read this prospectus before you invest in the Funds and keep it for future reference. For information or shareholder questions contact

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact
PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 778-8769

Visit our website at
WWW.STRATEGICPARTNERS.COM

Additional information about the Trust can be obtained without charge and can be found in the following documents
STATEMENT OF ADDITIONAL INFORMATION (SAI)
(incorporated by reference into this prospectus)
ANNUAL REPORT
(contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year)
SEMI-ANNUAL REPORT


MFSP503A


You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
BY ELECTRONIC REQUEST
publicinfo@sec.gov
(The SEC charges a fee to copy documents)
IN PERSON
Public Reference Room in Washington, DC
(For hours of operation, call 1(202) 942-8090
VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

                       CUSIP        NASDAQ
                      NUMBERS       SYMBOLS

Large Capitalization Growth Fund
        Class A:      862934106      TBDAX
        Class B:      862934205      TBDBX
        Class C:      862934304      TBDCX
Large Capitalization Value Fund
        Class A:      862934403       N/A
        Class B:      862934502      TLCBX
        Class C:      862934601      TLCCX
Small Capitalization Growth Fund
        Class A:      862934700       N/A
        Class B:      862934809       N/A
        Class C:      862934882       N/A
Small Capitalization Value Fund
        Class A:      862934874       N/A
        Class B:      862934866       N/A
        Class C:      862934858       N/A
International Equity Fund
        Class A:      862934841       N/A
        Class B:      862934833       N/A
        Class C:      862934825       N/A
Total Return Bond Fund
        Class A:      862934817      TATRX
        Class B:      862934791      TBTRX
        Class C:      862934783       N/A

Investment Company Act File No. 811-09439


[RECYCLED LOGO] Printed on Recycled Paper

                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS


                      Statement of Additional Information

                                October 1, 2001



     Strategic Partners Style Specific Funds (formerly Target Funds) (the Trust) is an open-end, management investment company currently composed of six separate investment portfolios (the Funds) professionally managed by Prudential Investments Fund Management LLC (PIFM or the Manager). Each Fund benefits from discretionary advisory services provided by one or more subadvisers (each, an Adviser, collectively, the Advisers) identified, retained, supervised and compensated by the Manager. The Trust consists of the following six Funds:



  - Strategic Partners Large Capitalization Growth Fund (the Large Cap Growth
Fund)


  - Strategic Partners Large Capitalization Value Fund (the Large Cap Value
Fund)


  - Strategic Partners Small Capitalization Growth Fund (the Small Cap Growth
Fund)


  - Strategic Partners Small Capitalization Value Fund (the Small Cap Value
Fund)


  - Strategic Partners International Equity Fund (the International Equity Fund)


  - Strategic Partners Total Return Bond Fund (the Total Return Bond Fund)


     The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Trust's Prospectus dated October 1, 2001, a copy of which may be obtained at no charge from the Trust upon request at the address or telephone number noted above. The Trust's audited financial statements for the fiscal year ended July 31, 2001 are incorporated in this SAI by reference to the Trust's 2001 annual report to shareholders (File No. 811-09439). You may obtain a copy of the Trust's annual report at no charge by request to the Trust at the address or telephone number noted above.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
History of the Trust........................................  B-2
Description of the Funds, Their Investments and Risks.......  B-2
Investment Restrictions.....................................  B-32
Management of the Trust.....................................  B-34
Control Persons and Principal Holders of Securities.........  B-39
Investment Advisory and Other Services......................  B-41
Brokerage Allocation and Other Practices....................  B-49
Capital Shares, Other Securities and Organization...........  B-52
Purchase, Redemption and Pricing of Fund Shares.............  B-53
Shareholder Investment Account..............................  B-65
Net Asset Value.............................................  B-68
Taxes, Dividends and Distributions..........................  B-69
Performance Information.....................................  B-73
Financial Statements........................................  B-76
Appendix I -- General Investment Information................  I-1
Appendix II -- Historical Performance Data..................  II-1
Appendix III -- Glossary of Indexes.........................  III-1
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



MFSP503B

                              HISTORY OF THE TRUST


     The Trust was organized as an unincorporated business trust on July 8, 1999 under the laws of the State of Delaware under the name "Target Funds." On September 4, 2001, the Trust amended its Certificate of Trust, changing its name to "Strategic Partners Style Specific Funds."


             DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS


CLASSIFICATION



     The Trust is an open-end management investment company. Each of the Funds is classified as a diversified fund.



INVESTMENT STRATEGIES AND RISKS



     The investment objectives of the Funds and the principal investment policies and strategies for seeking to achieve the Funds' objectives are set forth in the Trust's Prospectus. This section provides additional information on the principal investment policies and strategies of the Funds, as well as information on certain non-principal investment policies and strategies. The Funds may not be successful in achieving their respective objectives and you could lose money.


U.S. GOVERNMENT SECURITIES

     Each Fund may invest in U.S. government securities.

     U.S. TREASURY SECURITIES. U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government include, but are not limited to, GNMA, FNMA and FHLMC securities. Obligations of GNMA, the Federal Housing Administration, Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations.

     STRIPPED U.S. GOVERNMENT SECURITIES. A Fund may invest in component parts of U.S. government securities, namely either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; and (3) book-entries at a Federal Reserve member bank representing ownership of obligation components.


     MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. A Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates where the U.S. government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of a Fund's shares. See "Mortgage-Backed Securities and Asset Backed Securities" below.


     Mortgages backing the securities that may be purchased by a Fund include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create "pass-through securities." A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.


     In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, a Fund may also invest in mortgage pass-through securities issued by the U.S. government or its agencies and instrumentalities, commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, a Fund reinvests the prepaid amounts in securities, the yields which reflect interest rates prevailing at that time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

     ZERO COUPON SECURITIES. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.


     SPECIAL CONSIDERATIONS. U.S. government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities will change as interest rates fluctuate. During periods of falling interest rates, the values of outstanding long-term fixed-rate U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they may affect the net asset value (NAV) of a Fund.


     At a time when a Fund has written call options on a portion of its U.S. government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the Fund above the strike price would likely be partially or wholly offset by unrealized losses on call options written by a Fund. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce a Fund's capital gains distribution. Accordingly, a Fund would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.

CUSTODIAL RECEIPTS

     Each Fund may invest in receipts evidencing the component parts (corpus or coupons) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts include "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). Each Fund will not invest more than 5% of its net assets in such custodial receipts.

     Custodial receipts held by a third party are not issued or guaranteed by the United States government and are not considered U.S. government securities. Each Fund may also invest in such custodial receipts.

MONEY MARKET INSTRUMENTS


     Each Fund may invest in high-quality money market instruments, including commercial paper of a U.S. or non-U.S. company or foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Money market obligations will be generally U.S. dollar denominated. Commercial paper will be rated, at the time of purchase, at least "A-2" by Standard & Poor's (S&P) or "Prime-2" by Moody's Investors Service (Moody's), or the equivalent by another nationally recognized securities rating organization (NRSRO) or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's or the equivalent by another NRSRO.

CORPORATE AND OTHER DEBT OBLIGATIONS


     The Large Cap Value Fund, Small Cap Value Fund, International Equity Fund and Total Return Bond Fund may each invest in corporate and other debt obligations. Except where otherwise indicated, each Fund will invest in securities rated A or better or determined by the Adviser to be of comparable quality. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate mortgage-backed securities, but corporate debt securities, unlike mortgage-backed securities, are not subject to prepayment risk other than through contractual call provisions which generally impose a penalty for prepayment. Fixed-rate debt securities may also be subject to call provisions.


     The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Funds. The market value of the obligations held by a Fund can be expected to vary inversely with changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.


     Ratings made available by S&P, Moody's and other NRSROs are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, each Adviser will also make its own evaluation of these securities on behalf of the Fund. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.


     MEDIUM AND LOWER-RATED SECURITIES. The Total Return Bond Fund may invest in medium (i.e., rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO) and lower-rated securities (i.e., rated lower than Baa by Moody's or lower than BBB by S&P or the equivalent by another NRSRO). However, the Fund will not purchase any security rated lower than B by Moody's or S&P or the equivalent by another NRSRO. Securities rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, although considered investment grade, possess speculative characteristics, including the risk of default, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.

     Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds" (i.e., securities rated lower than Baa by Moody's or BBB by S&P or the equivalent by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Advisers, under the supervision of the Manager and the Trustees, in evaluating the creditworthiness of an issue whether rated or unrated, take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for each Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Fund to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline proportionately more than a portfolio consisting of higher-rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

     Ratings of fixed-income securities represent the rating agency's opinion regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See "Description of Security Ratings" in the Prospectus.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Adviser will consider this event in its determination of whether the Fund should continue to hold the securities.

     COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.


     ADJUSTABLE RATE SECURITIES. The Large Cap Value Fund and Total Return Bond Fund may each invest in adjustable rate securities. Adjustable rate securities are debt securities having interest rates which are adjusted or reset at periodic intervals ranging from one month to three years. The interest rate of an adjustable rate security typically responds to changes in general market levels of interest. The interest paid on any particular adjustable rate security is a function of the index upon which the interest rate of that security is based.


     The adjustable rate feature of the securities in which a Fund may invest will tend to reduce sharp changes in a Fund's net asset value in response to normal interest rate fluctuations. As the coupon rates of a Fund's adjustable rate securities are reset periodically, yields of these portfolio securities will reflect changes in market rates and should cause the net asset value of a Fund's shares to fluctuate less dramatically than that of a fund invested in long-term fixed-rate securities.

However, while the adjustable rate feature of such securities will tend to limit sharp swings in a Fund's net asset value in response to movements in general market interest rates, it is anticipated that during periods of fluctuations in interest rates, the net asset value of a Fund will fluctuate.

     INFLATION-INDEXED BONDS. The Total Return Bond Fund may invest in inflation-indexed bonds issued by governmental entities and corporations. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

FOREIGN SECURITIES

     The International Equity and Total Return Bond Funds may each invest in foreign equity and debt securities, including securities of foreign corporations, obligations of foreign branches of U.S. banks and securities issued by foreign governments. For purposes of this policy, foreign companies and financial institutions are those that are organized under the laws of a foreign country, those that derive more than 50% of their revenues from activities in foreign countries, and companies and financial institutions that have at least 50% of their assets located abroad.

     A Fund's investments in foreign government securities may include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, the Government Entities) of countries considered stable by an Adviser. A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign government securities also include mortgage-backed securities issued by foreign government entities including semi-governmental entities.

     A Fund may invest in mortgage-backed securities issued or guaranteed by foreign government entities including semi-governmental entities, and Brady Bonds, which are long-term bonds issued by government entities in developing countries as part of a restructuring of their commercial loans.

     The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

     CURRENCY RISKS. Because the majority of the securities purchased by the International Equity Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect a Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), the Fund is required to separately account for the foreign currency component of gains or losses, which will usually be viewed under the Code as items of ordinary and distributable income or loss, thus affecting the Fund's distributable income.


     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the International Equity Fund values its assets daily in U.S. dollars, the Fund will not convert its holdings of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.


     SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Funds will treat the euro as a separate currency from the national currency of any member state.



     The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Advisers. To the extent a Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.



     The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact a Fund's investments.


MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES


     MORTGAGE-BACKED SECURITIES -- GENERAL. The Total Return Bond Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (2) those issued by private issuers that represent an interest in or are collateralized by mortgage backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.



     GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans;
(2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans; (4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

     FNMA CERTIFICATES. The Federal National Mortgage Association (FNMA) is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. government.

     FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

     FHLMC CERTIFICATES. FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.


     The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.


     ADJUSTABLE RATE MORTGAGE SECURITIES.  Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

     PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. Types of credit enhancements are described under "Types of Credit Enhancement" below.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.


     The Total Return Bond Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class that, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.



     In reliance on a Securities and Exchange Commission (SEC or Commission) interpretation, the Fund's investments in certain qualifying collateralized mortgage obligations (CMOs), including CMOs that have elected to be treated as REMICs, are not subject to the Investment Company Act of 1940, as amended (the 1940 Act), limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (1) invest primarily in mortgage-backed securities, (2) do not issue redeemable securities, (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities, may not invest more than 5% of its total assets in a single entity, and may not acquire more than 3% of the voting securities of any single such entity.



     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities or MBS strips are derivative multiclass mortgage securities. In addition to MBS strips issued by agencies or instrumentalities of the U.S. government, the Fund may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. See "U.S. Government Securities -- Mortgage-Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities" above.



     ASSET-BACKED SECURITIES. The Large Cap Value, Small Cap Value and Total Return Bond Funds may each invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. A Fund may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.



     TYPES OF CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support that fall into two categories: (1) liquidity protection and

(2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.


     RISK FACTORS RELATING TO INVESTING IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Moreover, slower than expected prepayments may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally lead to increased volatility of net asset value because they tend to fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities. The Total Return Bond Fund may invest a portion of its assets in derivative mortgage backed securities such as MBS Strips, which are highly sensitive to changes in prepayment and interest rates. Each Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and, in certain circumstances, through hedging techniques.



     In addition, mortgage-backed securities that are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage-backed securities.



     Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Total Return Bond Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

CONVERTIBLE SECURITIES


     Each Fund may invest in convertible securities. A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks, which technically are equity securities.


     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying common stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

LOAN PARTICIPATIONS


     The Total Return Bond Fund may invest up to 5% of its net assets in high quality participation interests having remaining maturities not exceeding one year in loans extended by banks to United States and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants that must be met by the borrower.


     The participation interests acquired by the Fund may, depending on the transaction, take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. Typically, the Fund will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified to serve as a custodian for a registered investment company such as the Trust. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

     When the Fund acts as co-lender in connection with a participation interest or when the Fund acquires a participation interest the terms of which provide that the Fund will be in privity with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks such direct recourse, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower.

     The Manager believes that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because it must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Fund and the co-lender. However, in acquiring participation interests, the Fund will analyze and evaluate the financial condition of each such co-lender and participant to ensure that the participation interest meets the Fund's high quality standard and will continue to do so as long as it holds a participation. For purposes of the Fund's requirement to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of the loan participation for tax diversification purposes.


     For purposes of the Fund's fundamental investment restriction against investing 25% or more of its total assets in any one industry, the Fund will consider all relevant factors in determining who is the issuer of a loan participation including the credit quality of the underlying borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of such intermediary was deemed material to the decision to purchase the loan participation, the interest environment, and general economic conditions applicable to the borrower and such intermediary.

REPURCHASE AGREEMENTS


     A Fund may enter into repurchase agreements, pursuant to which the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will be collateralized by U.S. government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.



     A Fund may participate in a joint repurchase agreement account with other investment companies managed by PIFM pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of a Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund receives the income earned or accrued in the joint account based on the percentage of its investment.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     The Total Return Bond Fund may enter into reverse repurchase agreements and dollar rolls. The proceeds from such transactions will be used for the clearance of transactions or to take advantage of investment opportunities.

     Reverse repurchase agreements involve sales by the Fund of securities concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

     Dollar rolls involve sales by the Fund of securities for delivery in the current month and a simultaneous contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction.


     The Fund will segregate with its custodian cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. If the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


     Reverse repurchase agreements and dollar rolls, including covered dollar rolls, are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. See "Borrowing" below.


INTEREST RATE SWAP TRANSACTIONS

     The Total Return Bond Fund may enter into interest rate swap transactions. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed-rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.


     The Fund may enter into either asset-based interest rate swaps or liability-based interest rate swaps, depending on whether it is hedging its assets or its liabilities. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Since these hedging transactions are entered into for good faith hedging purposes and cash or other liquid assets are segregated, the Manager and the Advisers believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the borrowing restrictions applicable to the Fund. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a custodian that satisfies the requirements of the 1940 Act. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.



     The use of interest rate swaps is highly speculative activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

     The Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. This amount will not exceed 5% of the Fund's net assets. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

ILLIQUID SECURITIES


     Each Fund may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the Adviser(s) would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, securities that are not readily marketable in securities markets either within or outside of the United States and certain securities that have legal or contractual restrictions on resale (restricted securities).



     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.



     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.



     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.


     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The Advisers will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Advisers will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (that is, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser; and (2) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. A Fund's investments in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.



     The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designated to effect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."


     When a Fund enters into interest rate swaps on other than a net basis, the entire amount of the Fund's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that a Fund enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be treated as illiquid. The Funds will also treat non-U.S. government POs and IOs as illiquid securities so long as the staff of the Commission maintains its position that such securities are illiquid.

INVESTMENT COMPANY SECURITIES


     The Funds may invest in securities issued by other investment companies that invest in short-term debt securities and that seek to maintain a $1.00 net asset value per share (money market funds). The Funds may also invest in securities issued by other investment companies with similar investment objectives. The International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears in connection with its own operations.


RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES


     The International Equity and Total Return Bond Funds may each engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of foreign currency forward contracts, options, futures contracts and options thereon. A Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. See "Taxes, Dividends and Distributions." If new financial products and risk management techniques are developed, each Fund may use them to the extent consistent with its investment objectives and policies.


     RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES -- GENERAL. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If an Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

     OPTIONS TRANSACTIONS. A Fund may purchase and write (that is, sell) put and call options on securities, currencies and financial indexes that are traded on U.S. and foreign securities exchanges or in the over-the-counter market (OTC) to seek to enhance return or to protect against adverse price fluctuations in securities in its portfolio. These options will be on debt securities, aggregates of debt securities, financial indexes (for example, S&P 500) and U.S. government securities. The International Equity Fund may also purchase and write put and call options on foreign currencies and foreign currency futures. A Fund may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities or currencies it intends to purchase. A Fund may also purchase put and call options to offset previously written put and call options of the same series.

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Fund may write.

     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     A Fund will write only "covered" options. A written option is covered if, so long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. A Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets. A Fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures.

     OPTIONS ON SECURITIES. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price). By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When a Fund writes a call option, the Fund loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by an increase and, in the case of a covered put option, by a decline in the market value of the underlying security during the option period.

     A Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other securities, the values of which the Adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the Adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

     A Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other debt securities the values of which the Adviser expects will have a high degree of positive correlation to the values of the debt securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

     A Fund may write options on securities in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. A Fund may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same segregated collateral is considered "cover" for both the put and the call). In such cases, a Fund will segregate with its Custodian cash or other liquid assets equivalent to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that a Fund's use of straddles will be limited to 5% of the Fund's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same stock price where the call and put are covered by different securities is not considered a straddle for the purposes of this limit. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.


     Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, gives its guarantee to the fulfillment of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counter-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. As such, the value of an OTC option is particularly dependent upon the financial viability of the OTC counterparty.



     Exchange traded options generally have a continuous liquid market while OTC options may not. When a Fund writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers that agree to, and that are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counter party, the Fund may be unable to liquidate an OTC option. With respect to options written by a Fund, the inability to enter into a closing purchase transaction could result in material losses to the Fund.


     OTC options purchased by a Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or for additional consideration segregated by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written; where the exercise price of the call held is greater than the exercise price of the call written, the Fund will segregate cash or other liquid assets with its Custodian. A put option written by the Fund is "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written; otherwise the Fund will segregate cash or other liquid assets with its Custodian equivalent in value to the exercise price of the option. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will segregate with its Custodian for the term of the option cash or other liquid assets having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Fund, the amount segregated will equal the amount, if any, by which the put is "in-the-money."

     OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any exchange. However, the Total Return Bond Fund may purchase and write such options should they commence trading on any exchange and may purchase or write OTC Options on GNMA certificates.

     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.


     A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate that represents cover. When the Fund closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.



     RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.


     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders.



     In the event of the bankruptcy of a broker through which the Fund engages in options transactions, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.


     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OPTIONS ON SECURITIES INDEXES. The Total Return Bond Fund may purchase and write call and put options on securities indexes in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities indexes gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference ]between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

     When the Fund writes an option on a securities index, it will be required to deposit with its Custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

     RISKS OF OPTIONS ON INDEXES. A Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Options Transactions." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.


     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the

Fund. It is the policy of each Fund to purchase or write options only on indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.


     The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on securities in the index.

     SPECIAL RISKS OF WRITING CALLS ON INDEXES. Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund will write call options on indexes only under the circumstances described herein.


     Price movements in a Fund's security holdings probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call that is not completely offset by movements in the price of the Fund's security holdings. It is also possible that the index may rise when the Fund's stocks do not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.



     Unless a Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.



     When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price that is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call that, in either case, would occur no earlier than the day following the day the exercise notice was filed.


     If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


     FUTURES CONTRACTS. The International Equity and Total Return Bond Funds may each enter into futures contracts and related options that are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance returns, in each case in accordance with regulations of the Commodity Futures Trading Commission (CFTC). The Funds, and thus their investors, may lose money through any unsuccessful use of these strategies.


     As a purchaser of a futures contract (futures contract), a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. A Fund may purchase futures contracts on debt securities, aggregates of debt securities, financial indexes and U.S. government securities including futures contracts or options linked to LIBOR.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     When a Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction an "initial margin" of cash or other liquid securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.


     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract that will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may segregate with its Custodian, cash or U.S. government securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.



     OPTIONS ON FUTURES CONTRACTS. The International Equity and Total Return Bond Funds may each purchase call and put options on futures contracts that are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account that represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     A Fund may only write "covered" put and call options on futures contracts. A Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates with its Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such option). There is no limitation on the amount of the Fund's assets that can be segregated.



     A Fund will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. government securities holdings, it might purchase a put option on an interest rate futures contract, the underlying security that correlates with the portion of the securities holdings the Adviser seeks to hedge.



     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Fund may purchase or sell futures contracts or purchase related options thereon for bona fide hedging transactions without limit. In addition, the Funds may use futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premium does not exceed 5% of the market value of the Fund's total assets. There is no overall limitation on the percentage of the Fund's assets that may be subject to a hedge position. Subject to these limitations and, in accordance with the regulations of the CFTC, the Fund is exempt from registration as a commodity pool operator.


     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. A Fund's successful use of futures contracts and related options depends upon the Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities or currencies being hedged is imperfect and there is a risk that the value of the securities or currencies being hedged may increase or decrease at a greater rate than a specified futures contract resulting in losses to a Fund.

     A Fund may sell a futures contract to protect against the decline in the value of securities or currencies held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

     If a Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.


     In order to assure that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities that are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund; (b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

     If a Fund maintains a short position in a futures contract, it will cover this position by segregating with its Custodian, cash or other liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if a Fund holds a long position in a futures contract, it will segregate cash or other liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) with its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge its portfolio effectively.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.


     There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging the Fund's securities. One such risk that may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.



     Successful use of futures contracts is also subject to the ability of an Adviser to forecast movements in the direction of the market and interest rates and other factors affecting equity securities and currencies generally. In addition, there may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities that are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Adviser may still not result in a successful hedging transaction.


     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. government securities.



     OPTIONS ON CURRENCIES. Instead of purchasing or selling futures, options on futures or forward currency exchange contracts, the International Equity and Total Return Bond Funds may each attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.


     RISKS OF OPTIONS ON FOREIGN CURRENCIES. Because there are two currencies involved, developments in either or both countries affect the values of options on foreign currencies. Risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.


     FOREIGN CURRENCY FORWARD CONTRACTS. The International Equity and Total Return Bond Funds may each enter into foreign currency forward contracts to protect the value of each Fund's assets against future changes in the level of currency exchange rates. A Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.



     A Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is (1) the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency (cross-hedge) or (2) the purchase of a foreign currency when the Adviser believes that the U.S. dollar may decline against that foreign currency. Although there are no limits on the number of forward contracts that a Fund may enter into, a Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any purchase or sale of foreign currency) of the securities being hedged.


     The precise matching of forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. A Fund does not intend to enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities holdings or other assets denominated in that currency.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund would incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


     A Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also this method of protecting the value of a Fund's securities holdings against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.


     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Adviser may use foreign currency hedging techniques, including cross-currency hedges, to attempt to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of a Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a position hedge involving a foreign currency forward contract to (1) sell the currency in which the position being hedged is denominated, or a currency bearing a substantial correlation to the value of such currency, or (2) purchase either the U.S. dollar or a foreign currency expected to perform better than the currency being sold. Position hedges may, therefore, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, a cross-currency hedge cannot protect against exchange rates perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.


     INDEXED COMMERCIAL PAPER. The International Equity and Total Return Bond Funds may each invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. With respect to its investments in this type of commercial paper, a Fund will segregate cash or other liquid assets having a value at least equal to the aggregate principal amount of outstanding commercial paper of this type. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.


     LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDEXES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES. A Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A Fund will write put options on foreign currencies and futures contracts on foreign currencies for bona fide hedging purposes only if there is segregated with the Fund's Custodian an amount of cash or other liquid assets equal to or greater than the aggregate exercise price of the puts. In addition, the Fund may use futures contracts or related options for non-hedging or speculative purposes to the extent that aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's assets. A Fund does not intend to purchase options on equity securities or securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

     Except as described below, a Fund will write call options on indexes only if it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.


     If a Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.



     If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index that is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or listed on Nasdaq against which a Fund has not written a stock call option and that has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.


     A Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. A Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's securities holdings alone.

OTHER INVESTMENT STRATEGIES


     LENDING OF SECURITIES. Consistent with applicable regulatory requirements, the Total Return Bond Fund may lend portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund, and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower.



     A loan may be terminated by the borrower or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's Adviser to be creditworthy pursuant to procedures approved by the Board of Trustees and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.



     Since voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.



     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of a Fund's net asset value.


     BORROWING. The Total Return Bond Fund may borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions or to take advantage of investment opportunities. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings.

     The other Funds may each borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, or for the clearance of transactions. Each of these Funds may pledge up to 20% of its total assets to secure these borrowings.


     If a Fund borrows to invest in securities, or if a Fund purchases securities at a time when borrowings exceed 5% of its total assets, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as "leverage." See "Reverse Repurchase Agreements and Dollar Rolls" above. No Fund will purchase securities if its borrowings exceed 5% of its total assets.


     If any Fund's asset coverage for borrowings falls below 300%, such Fund will take prompt action (within 3 days) to reduce its borrowings even though it may be disadvantageous from an investment standpoint to sell securities at that time.

SEGREGATED ASSETS

     When a Fund is required to segregate assets in connection with certain portfolio transactions, it will designate cash or liquid assets as segregated with the Trust's Custodian, State Street Bank and Trust Company (State Street). "Liquid assets" mean cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions, marked-to-market daily. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.


DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS



     When conditions dictate a temporary defensive strategy or pending investment of proceeds from sales of the Funds' shares, the Funds may invest without limit in money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its instrumentalities and its agencies. Commercial paper will be rated, at the time of purchase, at least A-2 by S&P or Prime-2 by Moody's, or the equivalent by another NRSRO or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's or the equivalent by another NRSRO. In addition, the Large Cap Value and Small Cap Value Funds may invest without limit in corporate and other debt obligations and the Large Cap Growth Fund may invest without limit in repurchase agreements when the Adviser believes that a temporary defensive position is appropriate.

PORTFOLIO TURNOVER



     Portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Fund. See "Brokerage Allocation and Other Practices." In addition, high portfolio turnover may result in increased short-term capital gains, which when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends, and Distributions." The Total Return Bond Fund experienced higher than expected portfolio turnover during the fiscal year ended July 31, 2001, due primarily to investments in mortgage-backed "to-be-announced" securities ("TBAs"), which, although classified as derivatives, allowed the Fund to maintain exposure to a pool of mortgage-backed securities before those securities were issued.



     The portfolio turnover rates for the Funds for the fiscal year ended July 31, 2001 and the period from November 3, 1999 (commencement of operations) to July 31, 2000 were as follows:



                            FUND                              2001   2000
                            ----                              ----   ----
Large Cap Growth Fund.......................................   64%    39%
Large Cap Value Fund........................................   58%    46%
Small Cap Growth Fund.......................................  149%   112%
Small Cap Value Fund........................................   54%    34%
International Equity Fund...................................   40%    40%
Total Return Bond Fund......................................  638%   423%


                            INVESTMENT RESTRICTIONS


     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund, when used in this SAI, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (2) more than 50% of the outstanding shares.


     A Fund may not:

     1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

     2. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

     3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge its assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Trust to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security subject to this restriction.

     4. Purchase any security (other than obligations of the U.S. government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, except as permitted by Section 5(b)(1) of the Investment Company Act of 1940 or any successor provision on the requirements applicable to diversified investment companies.

     5. Purchase any security (other than obligations of the U.S. government, its agencies and instrumentalities) if as a result 25% or more of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

     6. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

     7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Each Fund may purchase restricted securities without limit.

     8. Make investments for the purpose of exercising control or management.

     9. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33 1/3% of the value of the Fund's total assets. For purposes of this limitation on securities lending, the value of a Fund's total assets includes the collateral received in the transactions.

   10. Purchase more than 10% of all outstanding voting securities of any one issuer.

     The foregoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Fund's voting securities.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

     As a matter of non-fundamental operating policy, a portfolio will not purchase rights if as a result the Fund would then have more than 5% of its assets (determined at the time of investment) invested in rights.


     The Funds will provide 60 days' prior written notice to shareholders of a change in any Fund's non-fundamental policy of investing a certain percentage of its "investable assets" (that is, net assets plus borrowings for investment purposes) in the type of investments suggested by the Fund's name.

                            MANAGEMENT OF THE TRUST


                              POSITION WITH                PRINCIPAL OCCUPATIONS
NAME AND AGE(**)                THE TRUST                 DURING PAST FIVE YEARS
----------------              -------------               ----------------------
Eugene C. Dorsey (74)         Trustee         Retired President, Chief Executive Officer and
                                                Trustee of the Gannett Foundation (now
                                                Freedom Forum); formerly Publisher of four
                                                Gannett newspapers and Vice President of
                                                Gannett Co., Inc.; past Chairman of
                                                Independent Sector, Washington, D.C. (largest
                                                national coalition of philanthropic
                                                organizations); formerly Chairman of the
                                                American Council for the Arts; formerly
                                                Director of the Advisory Board of Chase
                                                Manhattan Bank of Rochester.
Saul K. Fenster, Ph.D. (68)   Trustee         President (since December 1978) of New Jersey
                                                Institute of Technology; Commissioner (since
                                                1998) of the Middle States Association,
                                                Commission on Higher Education; Member (since
                                                1985) of the New Jersey Commission on Science
                                                and Technology; formerly a director or
                                                trustee (1987-1999) of the New Jersey State
                                                Chamber of Commerce, Society of Manufacturing
                                                Engineering Education Foundation, the
                                                Research and Development Council of New
                                                Jersey, Prosperity New Jersey, Inc., the
                                                Edison Partnership, National Action Council
                                                for Minorities in Engineering and IDT
                                                Corporation.
*Robert F. Gunia (54)         Trustee and     Executive Vice President and Chief
                              Vice              Administrative Officer (since June 1999) of
                              President         Prudential Investments; Executive Vice
                                                President and Treasurer (since December 1996)
                                                of PIFM; President (since April 1999) of
                                                Prudential Investment Management Services LLC
                                                (PIMS); Corporate Vice President (since
                                                September 1997) of The Prudential Insurance
                                                Company of America (Prudential); formerly
                                                Senior Vice President (March 1987-May 1999)
                                                of Prudential Securities Incorporated
                                                (Prudential Securities); formerly Chief
                                                Administrative Officer (July 1989-September
                                                1996), Director (January 1989-September 1996)
                                                and Executive Vice President, Treasurer and
                                                Chief Financial Officer (June 1987-December
                                                1996) of Prudential Mutual Fund Management,
                                                Inc.
Maurice F. Holmes (58)        Trustee         Director of Center for Innovation in Product
                                                Development, Professor of Engineering,
                                                Massachusetts Institute of Technology (since
                                                January 1998); formerly Chief Engineer and
                                                Corporate Vice President, Xerox Corporation
                                                (1972-1997).

                              POSITION WITH                PRINCIPAL OCCUPATIONS
NAME AND AGE(**)                THE TRUST                 DURING PAST FIVE YEARS
----------------              -------------               ----------------------
Robert E. LaBlanc (67)        Trustee         President (since 1981) of Robert E. LaBlanc
                                                Associates, Inc. (telecommunications);
                                                formerly General Partner at Salomon Brothers
                                                and Vice-Chairman of Continental Telecom,
                                                Director of Storage Technology Corporation
                                                (since 1979), Chartered Semiconductor
                                                Manufacturing, Ltd., Titan Corporation
                                                (electronics, since 1995), Salient 3
                                                Communications, Inc. (since 1995), Tribune
                                                Company (since 1981) and Chartered
                                                Semiconductor Ltd. (Singapore) (since 1998);
                                                Trustee of Manhattan College.
Douglas H. McCorkindale (62)  Trustee         Chief Executive Officer (since February 2001),
                                                Chairman (since June 2000) and President
                                                (since September 1997) of Gannett Co. Inc.
                                                (publishing and media); formerly Vice
                                                Chairman (March 1984-May 2000) of Gannett Co.
                                                Inc.; Director of Gannett Co. Inc., Global
                                                Crossing Ltd. and Continental Airlines, Inc.
W. Scott McDonald, Jr. (64)   Trustee         Vice President (since 1997) of Kaludis
                                                Consulting Group, Inc. (a Sallie Mae company
                                                serving higher education); formerly principal
                                                (1993-1997), Scott McDonald & Associates,
                                                Chief Operating Officer (1991-1995),
                                                Fairleigh Dickinson University, Executive
                                                Vice President and Chief Operating Officer
                                                (1975-1991), Drew University, interim
                                                President (1988-1990), Drew University and
                                                founding director of School, College and
                                                University Underwriters Ltd.
Thomas T. Mooney (59)         Trustee         President of the Greater Rochester Metro
                                                Chamber of Commerce; formerly Rochester City
                                                Manager; formerly Deputy Monroe County
                                                Executive; Trustee of Center for Governmental
                                                Research, Inc.; Director of Blue Cross of
                                                Rochester, Monroe County Water Authority and
                                                Executive Service Corps of Rochester.
*David R. Odenath, Jr. (44)   Trustee and     President (since June 1999) of Prudential
                              President         Investments; Officer in Charge, President,
                                                Chief Executive Officer and Chief Operating
                                                Officer (since June 1999) of PIFM; Senior
                                                Vice President (since June 1999) of
                                                Prudential; formerly Senior Vice President
                                                (August 1993-May 1999) of PaineWebber Group,
                                                Inc.
Stephen Stoneburn (58)        Trustee         President and Chief Executive Officer (since
                                                June 1996) of Quadrant Media Corp. (a
                                                publishing company); formerly President (June
                                                1995-June 1996) of Argus Integrated Media,
                                                Inc.; Senior Vice President and Managing
                                                Director (January 1993-1995) of Cowles
                                                Business Media and Senior Vice President of
                                                Fairchild Publications, Inc (1975-1989).

                              POSITION WITH                PRINCIPAL OCCUPATIONS
NAME AND AGE(**)                THE TRUST                 DURING PAST FIVE YEARS
----------------              -------------               ----------------------
Joseph Weber, Ph.D. (77)      Trustee         Vice President, Finance, Interclass
                                                (international corporate learning) since
                                                1991; formerly President, The Alliance for
                                                Learning; retired Vice President, Member of
                                                the Board of Directors and Member of the
                                                Executive and Operating Committees,
                                                Hoffmann-LaRoche Inc; Member, Board of
                                                Overseers, New Jersey Institute of
                                                Technology. Trustee and Vice Chairman
                                                Emeritus, Fairleigh Dickinson University.
Clay T. Whitehead (62)        Trustee         President (since 1983) of National Exchange
  P.O. Box 8090                                 Inc. (new business development firm).
  McLean, VA 22106-8090
Judy A. Rice (53)             Vice            Executive Vice President (since 1999) of
                              President         Prudential Investments; Executive Vice
                                                President (since 1999) of PIFM; formerly
                                                various positions to Senior Vice President
                                                (1992-1999) of Prudential Securities; and
                                                various positions to Managing Director (1975-
                                                1992) of Shearson Lehman Advisors; Governor
                                                of the Money Management Institute; Member of
                                                the Prudential Securities Operating Council
                                                and the National Association for Variable
                                                Annuities.
Grace C. Torres (42)          Treasurer and   Senior Vice President (since January 2000) of
                              Principal         PIFM; formerly First Vice President (December
                              Financial and     1996-January 2000) of PIFM and First Vice
                              Accounting        President (March 1993-1999) of Prudential
                              Officer           Securities.
George P. Attisano (46)       Secretary       Vice President and Corporate Counsel (since
                                                January 2001) of Prudential; Vice President
                                                and Assistant Secretary of PIFM formerly
                                                Assistant General Counsel (September 2000-
                                                January 2001) of Prudential; formerly
                                                Associate Attorney (April 1998-September
                                                2000) of Kramer Levin Naftalis & Frankel LLP;
                                                Associate Attorney (September 1996-April
                                                1998) of Willkie Farr & Gallagher.

                              POSITION WITH                PRINCIPAL OCCUPATIONS
NAME AND AGE(**)                THE TRUST                 DURING PAST FIVE YEARS
----------------              -------------               ----------------------
William V. Healey (48)        Assistant       Vice President and Associate General Counsel
                              Secretary         (since 1998) of Prudential; Executive Vice
                                                President, Secretary and Chief Legal Officer
                                                (since February 1999) of PIFM; Senior Vice
                                                President, Chief Legal Officer and Secretary
                                                (since December 1998) of PIMS; Executive Vice
                                                President, Chief Legal Officer and Secretary
                                                (since February 1999) of Prudential Mutual
                                                Fund Services LLC; Director (since June 1999)
                                                of ICI Mutual Insurance Company; prior to
                                                August 1998, Associate General Counsel of the
                                                Dreyfus Corporation (Dreyfus), a subsidiary
                                                of Mellon Bank, N.A. (Mellon Bank), and an
                                                officer and/or director of various affiliates
                                                of Mellon Bank and Dreyfus.


---------------


 * "Interested" Trustee, as defined in the 1940 Act, by reason of his or her affiliation with Prudential, PIMS or PIFM.



** Unless otherwise indicated, the address of the Trustees and officers is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


     The Trust has Trustees who, in addition to overseeing the actions of the Trust's Manager, Advisors and Distributor, decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust.


     The Trustees have adopted a retirement policy that calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75, except that Mr. Weber will retire by December 31, 2002.


     Pursuant to the Management Agreement with the Trust, the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of the Manager.


     The Trust currently pays each of its Trustees who is not an affiliated person of the Manager or a Fund's Adviser annual compensation, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each such Trustee may change as a result of the introduction of additional funds upon the boards of which the Trustee may be asked to serve.



     Trustees may receive their Trustee's fees pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues daily the amount of Trustee's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order from the Commission, at the daily rate of return of a Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.



     The following table sets forth the aggregate compensation paid by the Trust to the Trustees who are not affiliated with the Manager for the fiscal year ended July 31, 2001 and the aggregate compensation paid to such Trustees for service on the Trust's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 2000.

                               COMPENSATION TABLE


                                                                              TOTAL 2000 COMPENSATION
                                                               AGGREGATE        FROM TRUST AND FUND
                                                              COMPENSATION        COMPLEX PAID TO
                      NAME OF TRUSTEE                          FROM TRUST            TRUSTEES
                      ---------------                         ------------    -----------------------
Eugene C. Dorsey*...........................................    $10,925         $114,000 (19/47)**
Saul K. Fenster.............................................    $ 3,343         $ 36,700 (27/82)**
Robert F. Gunia+............................................       None                       None
Maurice F. Holmes...........................................    $ 7,650         $ 41,250  (8/24)**
Robert E. LaBlanc...........................................    $10,225         $110,000 (22/41)**
Douglas H. McCorkindale*....................................    $10,225         $110,000 (21/42)**
W. Scott McDonald, Jr. .....................................    $ 3,472         $ 36,700 (27/82)**
Thomas T. Mooney*...........................................    $11,700         $173,000 (32/65)**
David R. Odenath, Jr.+......................................       None                       None
Stephen Stoneburn...........................................    $10,225         $110,000 (22/41)**
Joseph Weber................................................    $ 3,343         $ 73,300 (14/64)**
Clay T. Whitehead...........................................    $10,225         $173,000 (35/59)**


---------------


 * Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2000, such compensation was deferred at the election of Trustees under the Fund Complex's deferred compensation plans. Including accrued interest and the selected Prudential fund's rate of return, total compensation amounted to approximately $140,010 for Mr. Dorsey, $124,810 for Mr. McCorkindale and $179,810 for Mr. Mooney.


** Indicates number of funds/portfolios in the Fund Complex (including the Trust) to which aggregate compensation relates.


 + Interested Trustees do not receive compensation from the Funds or any Fund in the Fund Complex.



     The Board of Trustees has an Audit Committee, which consists of all of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or the Manager (Independent Trustees). This Committee makes recommendations to the full Board of Trustees with respect to the engagement of the independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Trust's financial operations. This Committee met four times during the fiscal year ended July 31, 2001.



     The Board of Trustees also has a Nominating Committee, which also consists of all of the Independent Trustees. This Committee recommends to the Board persons to be nominated for election as Trustees by the Trust's shareholders and selects and proposes nominees for election by the Board between Annual Meetings. This Committee does not normally consider candidates proposed by shareholders for election as Trustees. This Committee did not meet during the fiscal year ended July 31, 2001.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of August 31, 2001, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Funds.



     As of August 31, 2001, the owners, directly or indirectly, of more than 5% of the outstanding shares of beneficial interest of any Fund were as follows:



                             LARGE CAP GROWTH FUND



NAME                                     ADDRESS            CLASS     SHARES/%
----                                     -------            -----     --------
Pru Defined Contributions       Attn: PMFS Coordinator        A      429,668/11.1%
FBO PRU - NON - TRUST ACCOUNTS  30 Scranton Office Park
                                Moosic, PA 18507
Pru Trust Company               Attn: PMFS Coordinator        A       329,831/8.5%
FBO PRU - DC TRUST ACCOUNTS     30 Scranton Office Park
                                Moosic, PA 18507



                              LARGE CAP VALUE FUND



NAME                                     ADDRESS            CLASS     SHARES/%
----                                     -------            -----     --------
Pru Defined Contribution        Attn: PMFS Coordinator        A      101,823/11.0%
FBO PRU - NON - TRUST ACCOUNTS  30 Scranton Office Park
                                Moosic, PA 18507



                             SMALL CAP GROWTH FUND



NAME                                     ADDRESS            CLASS     SHARES/%
----                                     -------            -----     --------
Edward Unger                    1 Ingalls Mem Hosp            A        38,420/6.2%
TTEE Radiology Consultants      Harvey, IL 60426-3558
PS Plan DTD 06/06/86
FBO Edward Unger
Pru Defined Contribution        Attn: PMFS Coordinator        A       99,265/15.9%
FBO PRU - NON - TRUST ACCOUNTS  30 Scranton Office Park
                                Moosic, PA 18507
Pru Trust Company               Attn: PMFS Coordinator        A        44,312/7.1%
FBO PRU - DC - TRUST ACCOUNTS   30 Scranton Office Park
                                Moosic, PA 18507



                              SMALL CAP VALUE FUND



NAME                                     ADDRESS            CLASS     SHARES/%
----                                     -------            -----     --------
Edward Unger                    1 Ingalls Mem Hosp            A        36,161/5.9%
TTEE Radiology Imaging          Harvey, IL 60426-3558
Consultants
PS Plan DTD 06/06/86
FBO Edward Unger
Pru Defined Contribution        Attn: PMFS Coordinator        A       65,101/10.6%
FBO PRU - NON - TRUST ACCOUNTS  30 Scranton Office Park
                                Moosic, PA 18507
Prudential Trust Company        1100 Geomap Lane              A        33,395/5.4%
FBO Geomap Company              Plano, TX 75074

                           INTERNATIONAL EQUITY FUND



NAME                                     ADDRESS            CLASS     SHARES/%
----                                     -------            -----     --------
SEI Trust Company               Attn: Mutual Fund             A        39,225/6.9%
C/O Prudential Bache            Administration
                                One Freedom Valley Drive
                                Oaks, PA 19456
Pru Defined Contributions       Attn: PMFS Coordinator        A      109,646/19.3%
FBO PRU - NON - Trust Accounts  30 Scranton Office Park
                                Moosic, PA 18507
Prudential Trust Company        Attn: PMFS Coordinator        A        31,524/5.5%
FBO PRU - DC TRUST ACCOUNTS     30 Scranton Office Park
                                Moosic, PA 18507
Prudential Securities           3535 Hidden Lake Ln SE        A        32,362/5.7%
C/F Robert D Burton MD          Grand Rapids, MI 49546-
IRA Rollover DTD 01/31/94       2133



                             TOTAL RETURN BOND FUND



NAME                                     ADDRESS            CLASS     SHARES/%
----                                     -------            -----     --------
Prudential Trust Company        Attn: PMFS Coordinator        A       137,136/9.0%
FBO PRU - DC TRUST ACCOUNTS     30 Scranton Office Park
                                Moosic, PA 18507
Edward Unger TTEE               1 Ingalls Mem Hosp            A       110,436/7.2%
Radiology Imaging Consultants   Harvey, IL 60426-3558
PS PLAN DTD 06/06/86
FBO Edward Unger
Pru Defined Contribution        Attn: PMFS Coordinator        A      456,583/29.8%
FBO PRU - NON - TRUST ACCOUNTS  30 Scranton Office Park
                                Moosic, PA 18507



     As of August 31, 2001, Prudential Securities was record holder for beneficial owners of the following shares of beneficial interest outstanding and entitled to vote in each Fund:



                            FUND                                  SHARES/%
                            ----                                  --------
Large Cap Growth Fund
  Class A...................................................   2,475,896/64.0%
  Class B...................................................   5,507,829/78.4%
  Class C...................................................  10,694,193/93.2%
Large Cap Value Fund
  Class A...................................................      576,742/6.2%
  Class B...................................................   1,389,560/68.9%
  Class C...................................................   1,576,087/93.3%
Small Cap Growth Fund
  Class A...................................................     328,802/52.7%
  Class B...................................................      697,278/6.9%
  Class C...................................................     799,400/93.8%
Small Cap Value Fund
  Class A...................................................     341,063/55.5%
  Class B...................................................     751,376/71.9%
  Class C...................................................     689,145/95.4%
International Equity Fund
  Class A...................................................     305,934/53.8%
  Class B...................................................     637,471/74.5%
  Class C...................................................     935,846/94.4%

                            FUND                                  SHARES/%
                            ----                                  --------
Total Return Bond Fund
  Class A...................................................     668,006/43.6%
  Class B...................................................   2,023,265/76.8%
  Class C...................................................   1,409,473/95.6%


                     INVESTMENT ADVISORY AND OTHER SERVICES


MANAGER AND ADVISERS



     The Manager of the Trust is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, for purposes of this SAI, together with the Trust and the other Strategic Partners mutual funds, comprise the Prudential mutual funds. See "How the Trust is Managed -- Manager" in the Prospectus. As of December 31, 2000, PIFM served as the investment manager to all of the Prudential U.S. and off-shore investment companies, and as manager or administrator to closed-end investment companies, with assets of approximately $76 billion. According to the Investment Company Institute, as of December 31, 2000, the Prudential mutual funds were the 23rd largest family of mutual funds in the United States.



     PIFM is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PIFM, serves as the transfer agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.



     Pursuant to the Management Agreement with the Trust (the Management Agreement), PIFM, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Funds' portfolios, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Trust. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust and each Fund thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.



     The Manager also reviews the performance of all Advisers, and make recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PIFM is obligated to keep certain books and records of the Trust. PIFM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by the Custodian and PMFS, the Trust's transfer and dividend disbursing agent. The management services of PIFM for the Trust are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     The following table sets forth the annual management fee rates payable by each Fund to PIFM pursuant to the Management Agreement, and the amount of such fees that may be retained by PIFM, each expressed as a percentage of the Fund's average daily net assets:



                                                         TOTAL         AMOUNT RETAINED
                       FUND                          MANAGEMENT FEE      BY MANAGER
                       ----                          --------------    ---------------
Large Cap Growth Fund..............................      0.70%              0.40%
Large Cap Value Fund...............................      0.70%              0.40%
Small Cap Growth Fund..............................      0.70%              0.30%
Small Cap Value Fund...............................      0.70%              0.30%
International Equity Fund..........................      0.80%              0.40%
Total Return Bond Fund.............................      0.50%              0.25%


     The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Trust (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Trust. No jurisdiction currently limits the Trust's expenses.

     In connection with its management of the business affairs of the Trust, PIFM bears the following expenses:


     (a) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or any Adviser;


     (b) all expenses incurred by PIFM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

     (c) the fees payable to each Adviser pursuant to the subadvisory agreements between PIFM and each Adviser (the Subadvisory Agreement).


     Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Advisers, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Trust and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.


     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management

Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.



     For the fiscal year ended July 31, 2001 and the fiscal period from November 3, 1999 through July 31, 2000, PIFM received the following management fees:



                                                             MANAGEMENT FEE PAID
                                                           ------------------------
                          FUND                                2001          2000
                          ----                             ----------    ----------
Large Cap Growth Fund....................................  $1,720,527    $1,123,808
Large Cap Value Fund.....................................     285,632       132,716
Small Cap Growth Fund....................................     154,939        88,879
Small Cap Value Fund.....................................     142,513        64,391
International Equity Fund................................     160,846       113,679
Total Return Bond Fund...................................     175,710        95,287


     As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser manages the securities held by the portion of the Fund it serves in accordance with the Fund's stated investment objectives and policies, makes investment decisions for the portion of the Fund and places orders to purchase and sell securities on behalf of the portion of the Fund it manages.


     Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Advisory Agreement may be terminated by the Trust, PIFM or the Adviser upon not more than 60 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.



     The Manager and the Trust have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, to enter into or amend advisory agreements without obtaining shareholder approval each time. On September 17, 1999, the sole shareholder of the Trust voted affirmatively to give the Trust this ongoing authority. With Board approval, the Manager is permitted to employ new Advisers for the Funds, change the terms of the Funds' advisory agreements or enter into a new advisory agreement with an existing Adviser after events that cause an automatic termination of the old advisory agreement with that Adviser. Shareholders of a Fund continue to have the right to terminate an advisory agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Adviser changes or other material amendments to advisory agreements that occur under these arrangements.

     The Advisers have agreed to the following fees, which are generally lower than the fees they charge to institutional accounts for which they serve as investment adviser.


                                                               ANNUAL FEE PAID
                                                               BY THE MANAGER
                                                              TO THE ADVISER(S)
                                                              (AS % OF AVERAGE
                            FUND                              DAILY NET ASSETS)
                            ----                              -----------------
Large Cap Growth Fund.......................................        0.30%
Large Cap Value Fund........................................        0.30%
Small Cap Growth Fund.......................................        0.40%
Small Cap Value Fund........................................        0.40%
International Equity Fund...................................        0.40%
Total Return Bond Fund......................................        0.25%



     For the fiscal year ended July 31, 2001 and the fiscal period from November 3, 1999 through July 31, 2000, PIFM paid the following amounts to the Advisers:



                            FUND                                2001        2000
                            ----                              --------    --------
Large Cap Growth Fund.......................................  $737,368    $481,632
Large Cap Value Fund........................................  $122,138    $ 56,878
Small Cap Growth Fund.......................................  $ 88,537    $ 50,788
Small Cap Value Fund........................................  $ 81,436    $ 36,795
International Equity Fund...................................  $ 80,423    $ 56,840
Total Return Bond Fund......................................  $ 87,855    $ 47,644


     The Advisers perform all administrative functions associated with serving as Adviser to a Fund. Subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser's responsibilities are limited to managing the securities held by the portion of the Fund it serves in accordance with the Fund's stated investment objective and policies, making investment decisions for that portion of the Fund and placing orders to purchase and sell securities on behalf of the portion of the Fund it manages.


     The following table identifies each Fund's Adviser(s) and indicates the month and year that the Adviser began service as a subadviser.



                                                                            BEGAN SERVICE AS
          FUND                                 ADVISER                         AN ADVISER
          ----                                 -------                      ----------------
Large Cap Growth Fund      Columbus Circle Investors                        November 3, 1999
                           Oak Associates, Ltd.                             November 3, 1999
Large Cap Value Fund       J.P. Morgan Investment Management Inc. (J.P.
                             Morgan)(1)                                     May 24, 2000
                           Mercury Advisors                                 November 3, 1999
Small Cap Growth Fund      Sawgrass Asset Management, L.L.C.                November 3, 1999
                           J.P. Morgan Fleming Asset Management USA (J.P.
                             Morgan Fleming)(2)                             August 28, 2000
Small Cap Value Fund       Credit Suisse Asset Management, LLC (CSAM)(3)    November 3, 2000
                           Lazard Asset Management (Lazard)                 November 3, 1999
International Equity Fund  Lazard                                           November 3, 1999
Total Return Bond Fund     Pacific Investment Management Company LLC        November 3, 1999


---------------

(1)From November 3, 1999 to May 24, 2000, INVESCO Capital Management, Inc. served as an Adviser to the Large Cap Value Fund and was paid at the same fee rate that J.P. Morgan currently is paid for managing its segment of the Fund.



(2)From November 3, 1999 to August 28, 2000, Fleming Asset Management USA (Fleming) served as an Adviser to the Small Cap Growth Fund and was paid at the same fee rate that J.P. Morgan

   Fleming currently is paid for managing its segment of the Fund. J.P. Morgan Fleming is the successor entity to Fleming.



(3)From November 3, 1999 to November 3, 2000, DLJ Asset Management Group, Inc. (DLJAM) served as an Adviser to the Small Cap Value Fund and was paid at the same fee rate that CSAM currently is paid for managing its segment of the Fund. CSAM is the successor entity to DLJAM.



PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS



     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trust. PIMS is a subsidiary of Prudential. See "How the Trust is Managed -- Distributor" in the Prospectus.



     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Trust under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Funds' Class A, Class B and Class C shares, respectively. See "How the Trust is Managed -- Distributor" in the Prospectus.



     The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.


     Under the Plans, each Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, a Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Funds' shares and the maintenance of related shareholder accounts.


     CLASS A PLAN. Under the Class A Plan, each Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ended July 31, 2001 and has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending July 31, 2002 for each Fund. The Distributor also receives an initial sales charge from shareholders.

     The table below sets forth the payments received by the Distributor under the Class A Plans, the amount spent by the Distributor in distributing Class A shares and the amount of initial sales charges received by the Distributor in connection with the sale of Class A shares for the fiscal year ended July 31, 2001.



                                             DISTRIBUTION FEES    AMOUNT SPENT     APPROXIMATE
                                                RECEIVED BY       DISTRIBUTING    INITIAL SALES
                   FUND                         DISTRIBUTOR      CLASS A SHARES      CHARGES
                   ----                      -----------------   --------------   -------------
Large Cap Growth Fund......................      $100,069           $82,021         $253,400
Large Cap Value Fund.......................      $ 18,913           $15,667         $ 74,000
Small Cap Growth Fund......................      $ 12,773           $10,100         $ 32,800
Small Cap Value Fund.......................      $ 13,954           $10,563         $ 36,800
International Equity Fund..................      $ 11,585           $11,585         $ 20,900
Total Return Bond Fund.....................      $ 26,693           $14,755         $ 84,200



     The amount spent by the Distributor in distributing Class A shares was primarily for the payment of account servicing fees to financial advisers and other persons who sell Class A shares.



     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, each Fund may pay the Distributor for its distribution-related expenses with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, respectively, and (2) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge. The Distributor contractually agreed to limit its distribution and service (12b-1) fees payable under the Class B and Class C Plans to .75 of 1% of the average daily net assets of each of the Class B and Class C shares of the Total Return Bond Fund for the fiscal year ended July 31, 2001 and has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class B and Class C Plans to .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, of the Total Return Bond Fund for the fiscal year ending July 31, 2002.



     CLASS B PLAN. For the fiscal year ended July 31, 2001, the Distributor received payments under the Class B Plans and the proceeds of contingent deferred sales charges (CDSCs) paid by investors on the redemption of Class B shares, as set forth below.



                                                                 AMOUNT OF
                                                                DISTRIBUTION      APPROXIMATE
                            FUND                                    FEE              CDSCs
                            ----                              ----------------    -----------
Large Cap Growth Fund.......................................      $758,195         $242,700
Large Cap Value Fund........................................      $171,884         $ 39,000
Small Cap Growth Fund.......................................      $ 92,435         $ 20,100
Small Cap Value Fund........................................      $ 84,315         $ 15,700
International Equity Fund...................................      $ 70,889         $ 24,600
Total Return Bond Fund......................................      $123,953         $ 59,100

     For the fiscal year ended July 31, 2001, the Distributor spent approximately the following amounts on behalf of Class B shares of each Fund.



                                                                                           APPROXIMATE
                                                                      COMPENSATION FOR     TOTAL AMOUNT
                                            COMMISSION                   COMMISSION          SPENT BY
                                            PAYMENTS TO                  PAYMENTS TO       DISTRIBUTOR
                                             FINANCIAL    OVERHEAD   REPRESENTATIVES AND   ON BEHALF OF
FUND                             PRINTING    ADVISERS      COSTS       OTHER EXPENSES          FUND
----                             --------   -----------   --------   -------------------   ------------
Large Cap Growth Fund..........  $10,400     $340,300     $701,500        $283,700          $1,335,900
Large Cap Value Fund...........  $ 5,000     $ 69,400     $164,600        $134,400          $  373,400
Small Cap Growth Fund..........  $ 4,200     $ 39,000     $ 88,300        $ 59,700          $  191,200
Small Cap Value Fund...........  $ 3,300     $ 45,500     $123,400        $ 90,700          $  262,900
International Equity Fund......  $ 2,900     $ 28,700     $ 62,100        $ 29,400          $  123,100
Total Return Bond Fund.........  $ 3,100     $ 65,200     $384,900        $277,200          $  730,400



     CLASS C PLAN. For the fiscal year ended July 31, 2001, the Distributor received payments under the Class C Plans, initial sales charges and the proceeds of CDSCs paid by investors on the redemption of Class C shares, as set forth below.



                                                     AMOUNT OF         APPROXIMATE
                                                    DISTRIBUTION         INITIAL       APPROXIMATE
FUND                                                    FEE           SALES CHARGES       CDSCs
----                                              ----------------    -------------    -----------
Large Cap Growth Fund...........................     $1,299,422         $303,400        $141,900
Large Cap Value Fund............................     $  160,510         $ 50,000        $ 28,000
Small Cap Growth Fund...........................     $   77,816         $ 32,000        $ 11,900
Small Cap Value Fund............................     $   63,460         $ 39,400        $  7,600
International Equity Fund.......................     $   83,830         $ 25,300        $ 14,600
Total Return Bond Fund..........................     $   59,533         $ 90,200        $ 20,000



     For the fiscal year ended July 31, 2001, the Distributor spent approximately the following amounts on behalf of Class C shares of each Fund.



                                                                                           APPROXIMATE
                                                                      COMPENSATION FOR     TOTAL AMOUNT
                                            COMMISSION                   COMMISSION          SPENT BY
                                            PAYMENTS TO                  PAYMENTS TO       DISTRIBUTOR
                                             FINANCIAL    OVERHEAD   REPRESENTATIVES AND   ON BEHALF OF
             FUND                PRINTING    ADVISERS      COSTS       OTHER EXPENSES          FUND
             ----                --------   -----------   --------   -------------------   ------------
Large Cap Growth Fund..........  $18,000     $798,800     $249,500         $ 6,900          $1,073,200
Large Cap Value Fund...........  $ 4,900     $101,800     $ 31,900         $   300          $  138,900
Small Cap Growth Fund..........  $ 3,600     $ 54,200     $ 20,300         $   200          $   78,300
Small Cap Value Fund...........  $ 2,600     $ 53,600     $ 50,300         $   500          $  107,000
International Equity Fund......  $ 3,600     $ 56,800     $ 15,800         $   300          $   76,500
Total Return Bond Fund.........  $ 1,100     $ 59,200     $129,300         $88,900          $  278,500



     Distribution expenses attributable to the sale of Class A, Class B or Class C shares of each Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


     The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days', written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Funds will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.


     Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.



     In addition to distribution and service fees paid by each Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons who distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


FEE WAIVERS/SUBSIDIES

     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Funds. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares and, with respect to the Total Return Bond Fund, for the Class B and Class C shares as described above. Fee waivers and subsidies will increase a Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge of the Fund may not exceed .75 of 1%. The 6.25% limitation applies to each class of a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


OTHER SERVICE PROVIDERS


     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Trust's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Trust.


     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue, South Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Trust. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs. In addition, the Trust may pay fees for recordkeeping services in respect of certain eligible defined benefit plan investors.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 currently serves as the Trust's independent accountants and, in that capacity, audits the Trust's annual financial statements.

CODES OF ETHICS


     The Board of Trustees of the Trust has adopted a Code of Ethics. In addition, the Manager, Advisers and Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when a Fund is making such investments. The Codes are on public file with, and are available from, the Commission.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


     The Manager is responsible for decisions to buy and sell securities, futures contracts and options thereon for the Funds, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Advisers. Brokers, dealers or futures commission merchants may receive brokerage commissions on portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker, dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates or one of the Adviser's affiliates (an affiliated broker). Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.



     In the over-the-counter market, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. No Fund will deal with an affiliated broker in any transaction in which an affiliated broker acts as principal. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.



     In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

     When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.



     The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Trust and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.



     When the Manager deems the purchase or sale of equities to be in the best interests of the Trust or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Trust's Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Trust, will not significantly affect any Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.



     Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Trust. In order for an affiliated broker to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Trust, including a majority of the non-interested Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Trust during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

     The table below sets forth certain information concerning the payment of commissions by the Trust, including the commissions paid to Prudential Securities or any affiliate of the Trust or the Advisers for the fiscal year ended July 31, 2001 and the fiscal period from November 3, 1999 through July 31, 2000.



                                                         LARGE CAP                    LARGE CAP
                                                        GROWTH FUND                  VALUE FUND
                                                 -------------------------    -------------------------
                                                 YEAR ENDED   PERIOD ENDED    YEAR ENDED   PERIOD ENDED
                                                  JULY 31,      JULY 31,       JULY 31,      JULY 31,
                                                    2001          2000           2001          2000
                                                 ----------   ------------    ----------   ------------
Total brokerage commissions paid by the Fund...   $243,716      $212,787       $41,503       $44,083
Total brokerage commissions paid to Prudential
  Securities or affiliates of the Trust or the
  Advisers.....................................   $  2,475      $      0       $ 6,880       $ 2,812
Percentage of total brokerage commissions paid
  to Prudential Securities or affiliates of the
  Trust or the Advisers........................        1.0%            0%        16.58%         6.38%
Percentage of the aggregate dollar amount of
  portfolio transactions involving the payment
  of commissions through Prudential Securities
  or affiliates of the Trust or the Advisers...       0.08%            0%        16.79%         0.10%



                                                         SMALL CAP                    SMALL CAP
                                                        GROWTH FUND                  VALUE FUND
                                                 -------------------------    -------------------------
                                                 YEAR ENDED   PERIOD ENDED    YEAR ENDED   PERIOD ENDED
                                                  JULY 31,      JULY 31,       JULY 31,      JULY 31,
                                                    2001          2000           2001          2000
                                                 ----------   ------------    ----------   ------------
Total brokerage commissions paid by the Fund...   $66,593       $28,577        $45,372       $48,894
Total brokerage commissions paid to Prudential
  Securities or affiliates of the Trust or the
  Advisers.....................................   $ 6,461       $     0        $ 2,170       $ 2,986
Percentage of total brokerage commissions paid
  to Prudential Securities or affiliates of the
  Trust or the Advisers........................      9.70%            0%          4.78%         6.11%
Percentage of the aggregate dollar amount of
  portfolio transactions involving the payment
  of commissions through Prudential Securities
  or affiliates of the Trust or the Advisers...      0.13%            0%          4.24%         3.68%



                                                       INTERNATIONAL                TOTAL RETURN
                                                        EQUITY FUND                   BOND FUND
                                                 -------------------------    -------------------------
                                                 YEAR ENDED   PERIOD ENDED    YEAR ENDED   PERIOD ENDED
                                                  JULY 31,      JULY 31,       JULY 31,      JULY 31,
                                                    2001          2000           2001          2000
                                                 ----------   ------------    ----------   ------------
Total brokerage commissions paid by the Fund...   $34,792       $49,077        $     0       $     0
Total brokerage commissions paid to Prudential
  Securities or affiliates of the Trust or the
  Advisers.....................................   $     0       $     0        $     0       $     0
Percentage of total brokerage commissions paid
  to Prudential Securities or affiliates of the
  Trust or the Advisers........................         0%            0%             0%            0%
Percentage of the aggregate dollar amount of
  portfolio transactions involving the payment
  of commissions through Prudential Securities
  or affiliates of the Trust or the Advisers...         0%            0%             0%            0%



     The Funds are required to disclose their holdings of securities of their regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents at July 31, 2001.

     The following table shows the value of such holdings for each relevant Fund as of July 31, 2001. The International Equity, Small Cap Growth and Small Cap Value Funds did not have any such holdings as of July 31, 2001.



                                                         TYPE OF         VALUE
FUND                            BROKER/DEALER            SECURITY   (000'S OMITTED)
----                   --------------------------------  --------   ---------------
Large Cap Growth Fund  Morgan Stanley Dean Witter & Co.   Equity       $  3,972

Large Cap Value Fund   Goldman Sachs Group, Inc.          Equity       $    208
                       Bear Stearns Cos., Inc.            Equity       $     47
                       Morgan Stanley Dean Witter & Co.   Equity       $    239

Total Return Bond      Bear Stearns Cos., Inc.            Debt         $614,395
  Fund
                       Salmon Smith Barney                Debt         $144,456
                       Morgan Stanley Dean Witter & Co.   Debt         $500,054


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Trust, organized as an unincorporated business trust in 1999 under the laws of Delaware, is a trust fund of the type commonly known as a "business trust."


     The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, divided into six series (the Funds). Each Fund is divided into three classes, designated Class A, Class B and Class C shares. Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege and (4) only Class B shares have a conversion feature. In accordance with the Trust's Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.


     Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders.


     The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.



     Under the Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of certain changes in the investment policies related thereto.


     The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


     Shares of a Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge that, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). See "How to Buy, Sell and Exchange Shares of the Funds" in the Prospectus.



     Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance; (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (iii) each class has a different exchange privilege; and (iv) only Class B shares have a conversion feature.


PURCHASE BY WIRE


     For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. You should then give instructions to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Strategic Partners Style Specific Funds, specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and class in which you are eligible to invest (Class A, Class B or Class C shares).


     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time) on a business day, you may purchase shares of a Fund as of that day.


     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Strategic Partners Style Specific Funds, the Fund in which you would like to invest, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount that may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and
(d) are approved by the Adviser.


SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Total Return Bond Fund are sold with a maximum sales charge of 4%, Class A shares of the other Funds are sold with a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* shares are sold at NAV. Using the NAV of the Fund at July 31, 2001, the maximum offering price of the Funds' shares is as follows:



                                 LARGE CAP   LARGE CAP   SMALL CAP   SMALL CAP                  TOTAL RETURN
                                  GROWTH       VALUE      GROWTH       VALUE     INT'L EQUITY       BOND
                                 ---------   ---------   ---------   ---------   ------------   ------------
CLASS A
Net asset value and redemption
  price per Class A share......    $8.45      $11.01       $9.36      $13.18        $7.87          $10.43
Maximum sales charge (Total
  Return Bond Fund -- 4% of
  offering price; Other
  Funds -- 5% of offering
  price).......................     0.44        0.58        0.49        0.69         0.41            0.43
                                   -----      ------       -----      ------        -----          ------
Maximum offering price to
  public.......................    $8.89      $11.59       $9.85      $13.87        $8.28          $10.86
                                   =====      ======       =====      ======        =====          ======
CLASS B
Net asset value, offering price
  and redemption price per
  Class B share*...............    $8.34      $10.96       $9.22      $13.00        $7.77          $10.43
                                   =====      ======       =====      ======        =====          ======
CLASS C
Net asset value and redemption
  price per Class C share*.....    $8.34      $10.96       $9.22      $13.00        $7.77          $10.43
Sales charge (1% of offering
  price).......................     0.08        0.11        0.09        0.13         0.08            0.11
                                   -----      ------       -----      ------        -----          ------
Offering price to public.......    $8.42      $11.07       $9.31      $13.13        $7.85          $10.54
                                   =====      ======       =====      ======        =====          ======


---------------

* Class B and Class C shares are subject to a CDSC on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Funds -- How to Sell Your Shares -- Contingent Deferred Sales Charge" in the Prospectus.


SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:


     All Funds except the Total Return Bond Fund. If you intend to hold your investment in a Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% that declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.


     If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


     Total Return Bond Fund. If you intend to hold your investment in the Fund for less than four years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 4% and Class B shares are subject to a CDSC of 5% that declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.


     If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

     If you intend to hold your investment for longer than 6 years, you should consider purchasing Class B shares over either Class A or Class C shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A and Class C shares would exceed the cumulative distribution-related fee of the Class B shares after 6 years.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 6 years for the higher cumulative annual distribution-related fee on those shares plus the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in the NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE -- CLASS A SHARES


     Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation or annuity plans under Sections 401(a), 403(b) and 457 of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million or 250 eligible employees or participants. Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.


     Other Waivers. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:


     - Officers of the Trust,


     - Employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,


     - Employees of Advisers, provided that purchases at NAV are permitted by such person's employer,



     - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,


     - Real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities Incorporated, Pruco Securities Corporation or with the Transfer Agent,

     - Registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,


     - Investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
       (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund that imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,


     - Investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a benefit plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the benefit plan distribution,

     - Orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and


     - Orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket" programs).

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund supermarket programs) may offer their clients more than one class of shares in the Funds in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE


     If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other Strategic Partners mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Buy Shares -- Step 2: Choose a Share
Class -- Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.


     An eligible group of related Fund investors includes any combination of the following:

     - An individual,

     - The individual's spouse, their children and their parents,

     - The individual's and spouse's Individual Retirement Account (IRA),

     - Any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

     - A trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

     - A Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

     - One or more employee benefit plans of a company controlled by an individual.

     Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


     If you held shares of a Fund on September 4, 2001, these shares will continue to qualify toward reduced sales charges on subsequent purchases of Class A shares of Prudential mutual funds. If you acquired shares of a Fund after September 4, 2001, however, these shares will not count toward reduced sales charges on subsequent purchases of Class A shares of Prudential mutual funds. See "How to Buy, Sell and Exchange Shares of the Funds -- How to Buy Shares -- Step 2: Choose a Share Class -- Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

LETTER OF INTENT


     Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written letter of intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Strategic Partners mutual funds (letter of intent). Retirement and group plans may not enter into a Letter of Intent.



     For purposes of the letter of intent, all shares of the Funds and shares of other Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) that were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.



     A letter of intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the letter of intent will be held by the Transfer Agent in the name of the investor. The effective date of a letter of intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the letter of intent goal.



     The letter of intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amount. In the event the letter of intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a letter of intent should carefully read such letter of intent.



     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.



     If you entered into a letter of intent before September 4, 2001, you may satisfy the letter only by purchasing shares of Prudential mutual funds, the Funds and Strategic Partners Asset Allocation Funds, but not with shares of other Strategic Partners mutual funds.


CLASS B SHARES

     The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares -- Contingent Deferred Sales Charge" below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Trust to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

     The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE -- CLASS C SHARES


     Benefit Plans. Benefit Plans may purchase Class C shares without the initial sales charge.



     Investment of Redemption Proceeds from Other Investment
Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company that were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide your broker with such supporting documentation as it may deem appropriate.


RIGHTS OF ACCUMULATION


     Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Funds and shares of other Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the Strategic Partners mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (NAV plus maximum sales charge) as of the previous business day.



     The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in retirement or group plans.


SALE OF SHARES

     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before a Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.


     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the

Trust in care of its Transfer Agent, Prudential Mutual Fund Services LLC,
Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor or to your broker.



     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank that is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by your Fund prior to 4:15 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Funds -- Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.


SIGNATURE GUARANTEE


     If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.


     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

REDEMPTION IN KIND


     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

INVOLUNTARY REDEMPTION


     In order to reduce expenses of the Funds, the Trustees may redeem all of the shares of any shareholder, other than a shareholder that is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Trust will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


90-DAY REPURCHASE PRIVILEGE


     If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund and account at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


CONTINGENT DEFERRED SALES CHARGE


     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class B or Class C shares to an amount that is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.



     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                       CONTINGENT DEFERRED SALES
                                                        CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                     OF DOLLARS INVESTED OR
PAYMENT MADE                                              REDEMPTION PROCEEDS
-------------------                                    -------------------------
First................................................            5.0%
Second...............................................            4.0%
Third................................................            3.0%
Fourth...............................................            2.0%
Fifth................................................            1.0%
Sixth................................................            1.0%
Seventh..............................................            None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount that represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.


     For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES

     The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.


     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account.



     These distributions are:



          (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;



          (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy;



          (3) in the case of a Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and

          (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.



     The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.



     Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.


     In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Trust.

     You must notify the Trust's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


               CATEGORY OF WAIVER                                    REQUIRED DOCUMENTATION
Death                                                 A copy of the shareholder's death certificate or, in
                                                      the case of a trust, a copy of the grantor's death
                                                      certificate, plus a copy of the trust agreement
                                                      identifying the grantor.

Disability -- An individual will be considered        A copy of the Social Security Administration award
disabled if he or she is unable to engage in any      letter or a letter from a physician on the
substantial gainful activity by reason of any         physician's letterhead stating that the shareholder
medically determinable physical or mental             (or, in the case of a trust, the grantor (a copy of
impairment that can be expected to result in          the trust agreement identifying the grantor will be
death or to be of long-continued and indefinite       required as well)) is permanently disabled. The
duration.                                             letter must also indicate the date of disability.

Distribution from an IRA or 403(b) Custodial          A copy of the distribution form from the custodial
Account                                               firm indicating (i) the date of birth of the
                                                      shareholder and (ii) that the shareholder is over age
                                                      59 1/2 and is taking a normal distribution -- signed
                                                      by the shareholder.

Distribution from Retirement Plan                     A letter signed by the plan administrator/trustee
                                                      indicating the reason for the distribution.

Excess Contributions                                  A letter from the shareholder (for an IRA) or the
                                                      plan administrator/trustee on company letterhead
                                                      indicating the amount of the excess and whether or
                                                      not taxes have been paid.


     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES


     Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.


CONVERSION FEATURE -- CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Trust tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions)(the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.


     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of Special Money Market Fund, Inc., the time period during which such shares were held in that money market fund will be excluded. For example, Class B shares held in Special Money Market Fund, Inc. for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in Special Money Market Fund, Inc., exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT


     Upon the initial purchase of Trust shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Trust makes available to its shareholders the following privileges and plans.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund in which they have invested at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a dividend or distribution in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE


     The Trust makes available to its shareholders the privilege of exchanging their shares of each Fund for shares of other Strategic Partners mutual funds, or one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Strategic Partners mutual funds may also be exchanged for shares of the Funds. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes.


     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund whose shares you wish to exchange at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 8:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Trust nor its agents will be liable for any loss, liability or cost that results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.



     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.



     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.



     CLASS A. Shareholders of a Fund may exchange their Class A shares for Class A shares of the other Strategic Partners mutual funds and shares of Special Money Market Fund, Inc. No fee or sales load will be imposed upon the exchange.



     CLASS B AND CLASS C. Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of other Strategic Partners mutual funds and shares of Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.



     Class B and Class C shares of a Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


DOLLAR COST AVERAGING


     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university in 10 years.(1) The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


            PERIOD OF
             MONTHLY
           INVESTMENTS:             $100,000    $150,000    $200,000    $250,000
           ------------             --------    --------    --------    --------
25 Years..........................   $  105      $  158      $  210      $  263
20 Years..........................      170         255         340         424
15 Years..........................      289         433         578         722
10 Years..........................      547         820       1,093       1,366
 5 Years..........................    1,361       2,041       2,721       3,402
See "Automatic Investment Plan"

---------------


(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.


(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)


     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.


     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN


     A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your broker. The systematic withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC.



     In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.



     The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.



     Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.



     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS


     Various qualified retirement plans, including 401(k) plans, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.


     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

                CONTRIBUTIONS                  PERSONAL
                 MADE OVER:                    SAVINGS       IRA
                -------------                  --------    --------
10 years.....................................  $ 26,165    $ 31,291
15 years.....................................    44,675      58,649
20 years.....................................    68,109      98,846
25 years.....................................    97,780     157,909
30 years.....................................   135,346     244,692

---------------


(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA that meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.



                                NET ASSET VALUE



     Each Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV as of 4:15 P.M., New York time, on each day the New York Stock Exchange (NYSE) is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event regular trading on the NYSE closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



     Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price.

Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Adviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker that uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Adviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or the last bid price in the absence of an asked price) provided by more than one principal market maker. Options on securities and securities indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event that is likely to affect the value of the security occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the Adviser under procedures established by and under the general supervision of the Trust's Board of Trustees.



     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Adviser (or Valuation Committee or Board of Trustees) does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the Manager or Adviser including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors, as may be determined by the Manager, Adviser, Board of Trustees or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker.



     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class. The NAVs of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV of the three classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS


     Each Fund is qualified as, intends to remain qualified as and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves each Fund (but not its shareholders) from paying federal income tax on income and capital gains that are distributed to shareholders, and permits net capital gains of each Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares. Net capital gains of each Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward. As of July 31, 2001, the Large Cap Growth Fund had a capital loss carryforward of $10,020,910, which expires in 2009.



     Qualification of each Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than the U.S. government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.



     In addition, each Fund is required to distribute 98% of its ordinary income in the same calender year in which it is earned. Each Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior calendar year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.



     Gains or losses on sales of securities by each Fund generally will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where each Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Long-term capital gains are taxed at different rates depending on: (i) the shareholder's income tax bracket; (ii) whether the security was held by the Fund for more than five years; and (iii) the date on which the security was acquired by the Fund. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by each Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by each Fund of the option from its holder, each Fund will generally realize short-term capital gain or loss. If securities are sold by each Fund pursuant to the exercise of a call option written by it, each Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain Funds' transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require each Fund to defer recognition of losses. In addition, debt securities acquired by each Fund may be subject to original issue discount and market discount rules which, respectively, may cause each Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.



     Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Funds will be required to be "marked to market" for federal income tax purposes at the end of each Fund's taxable year; that is, treated as having been sold at the fair market value on the last day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, each Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by each Fund.


     Gains or losses attributable to fluctuations in exchange rates that occur between the time each Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time each Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of each Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, each Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.



     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of each Fund on the reinvestment date.



     Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share NAV of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends, and capital gains distributions also may be subject to state and local income taxes. Therefore, prior to purchasing shares of each Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.



     Any loss realized on a sale, redemption or exchange of shares of each Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.


     A shareholder who acquires shares of each Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of each Fund.


     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."


     Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax adviser with respect to the particular tax consequences resulting from their investments in the Funds.



     Dividends received by corporate shareholders are generally eligible for a dividends-received deduction of 70% to the extent each Fund's income is derived from qualified dividends received by each Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above), and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.


     Each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, each Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, each Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which each Fund pays income tax is treated as distributed.


     Each Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Each Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of a Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No ordinary loss will be recognized on PFIC stock, except to the extend of gains recognized in prior years. Alternatively, a Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing Fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.



     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of each Fund's assets to be invested in various countries will vary. Except in the case of the International Equity Fund, the Funds do not expect to meet the requirements of the Internal Revenue Code for "passing-through" to their shareholders any foreign income taxes paid.



     Shareholders are advised to consult their own tax adviser with respect to the federal, state and local tax consequences resulting from their investment in the Funds.

                            PERFORMANCE INFORMATION

     YIELD

     The Trust may from time to time advertise the yield of the Total Return Bond Fund as calculated over a 30-day period. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with regulations of the Commission, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all expenses incurred during the period, which include management fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income. Yield is calculated according to the following formula:

                                a-b

                   YIELD = 2[(-------+1)to the 6th power - 1]
                                 cd

Where: a    =    dividends and interest earned during the period.
       b    =    expenses accrued for the period (net of reimbursements).
       c    =    the average daily number of shares outstanding during the
                 period that were entitled to receive dividends.
       d    =    the maximum offering price per share on the last day of the period.

     The Fund's yield will fluctuate, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yields for the Fund will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of income and expenses.


     Below is the 30-day yield for the Total Return Bond Fund share classes for the 30 days ended July 31, 2001.



Class A.....................................................  4.57%
Class B.....................................................  4.26%
Class C.....................................................  4.22%


     AVERAGE ANNUAL TOTAL RETURN

     The Trust may from time to time advertise the average annual total return of a Fund. Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                         P(1+T)to the power of n = ERV


Where:  P    =    a hypothetical initial payment of $1,000.
        T    =    average annual total return.
        n    =    number of years.

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     The total returns for each Fund for the fiscal year ended July 31, 2001, and the period since inception (November 3, 1999 for each Fund) through July 31, 2001, are set forth in the table below, after the effect of initial or contingent deferred sales charges.





                                                          AVERAGE ANNUAL TOTAL RETURN
                                                          ----------------------------
FUND                                                      1 YEAR       SINCE INCEPTION
----                                                      -------      ---------------
Large Cap Growth Fund
  Class A...............................................   -39.14%          -11.84%
  Class B...............................................   -39.57%          -11.97%
  Class C...............................................   -37.65%          -10.40%
Large Cap Value Fund
  Class A...............................................    13.85%            3.70%
  Class B...............................................    14.05%            3.78%
  Class C...............................................    16.87%            5.39%
Small Cap Growth Fund
  Class A...............................................   -22.65%           -1.38%
  Class B...............................................   -23.33%           -1.61%
  Class C...............................................   -20.90%            0.11%
Small Cap Value Fund
  Class A...............................................    16.76%           15.91%
  Class B...............................................    17.03%           16.42%
  Class C...............................................    19.82%           17.77%
International Equity Fund
  Class A...............................................   -24.86%          -15.36%
  Class B...............................................   -25.36%          -15.47%
  Class C...............................................   -23.00%          -13.97%
Total Return Bond Fund
  Class A...............................................     6.67%            5.73%
  Class B...............................................     5.57%            5.53%
  Class C...............................................     8.47%            7.09%


     AGGREGATE TOTAL RETURN

     The Trust may from time to time advertise the aggregate total return of a Fund. A Fund's aggregate total return figures represent the cumulative change in the value of an investment in the Fund for the specified period and are computed by the following formula:

                                     ERV-P
                                  -----------
                                       P

Where:  P    =    a hypothetical initial payment of $1,000.

         ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
               (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

     The aggregate total returns for each Fund for the fiscal year ended July 31, 2001 and the period since inception (November 3, 1999 for each Fund) through July 31, 2001 are set forth in the table below.



                                                             AGGREGATE TOTAL RETURN
                                                           ---------------------------
FUND                                                       1 YEAR      SINCE INCEPTION
----                                                       ------      ---------------
Large Cap Growth Fund
  Class A................................................  -35.94%         -15.50%
  Class B................................................  -36.38%         -16.60%
  Class C................................................  -36.38%         -16.60%
Large Cap Value Fund
  Class A................................................   19.84%          12.14%
  Class B................................................   19.05%          10.69%
  Class C................................................   19.05%          10.69%
Small Cap Growth Fund
  Class A................................................  -18.58%           2.75%
  Class B................................................  -19.29%           1.20%
  Class C................................................  -19.29%           1.20%
Small Cap Value Fund
  Class A................................................   22.90%          36.17%
  Class B................................................   22.03%          34.36%
  Class C................................................   22.03%          34.36%
International Equity Fund
  Class A................................................  -20.90%         -21.30%
  Class B................................................  -21.44%         -22.30%
  Class C................................................  -21.44%         -22.30%
Total Return Bond Fund
  Class A................................................   11.11%          14.80%
  Class B................................................   10.57%          13.83%
  Class C................................................   10.57%          13.83%



     ADVERTISING. Advertising materials for the Trust may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by a Fund's portfolio manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Trust also may include mention of Prudential, its affiliates and subsidiaries, and reference the assets, products and services of these entities.


     From time to time, advertising materials for the Trust may include information concerning retirement and investing for retirement, may refer to the approximate number of Trust shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

     Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.

[columns are in percentages]
[PERFORMANCE BAR GRAPH]

COMMON STOCKS                                                      LONG-TERM GOV'T. BONDS                   INFLATION
-------------                                                      ----------------------                   ---------
11.1                                                                        5.30                               3.10

---------------


(1)Source: Ibbotson Associates. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Index (S&P 500), a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.



     Comparative performance information may be used from time to time in advertising or marketing the Fund shares, including data from Lipper, Inc., Morningstar Publications, Inc., Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indexes.



                              FINANCIAL STATEMENTS



     The Trust's financial statements for the fiscal year ended July 31, 2001, incorporated in this SAI by reference to the Trust's 2001 annual report to shareholders (File No. 811-9439), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Trust's annual report at no charge by request to the Trust by calling (800) 225-1852, or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                  APPENDIX I -- GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION


     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.


DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing -- buying securities when prices are low and selling them when prices are relatively higher -- may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX II -- HISTORICAL PERFORMANCE DATA



     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.



     The following chart shows the long-term performance of various asset classes and the rate of inflation.



                            [PERFORMANCE LINE GRAPH]



Value of $1.00 invested on 1/1/1926 through 12/31/2000        Small Stocks     $6,402.23
                                                              Common Stocks    $2,586.52
                                                              Long-Term Bonds     $48.86
                                                              Treasury Bills      $16.56
                                                              Inflation            $9.75


---------------


Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any asset class or any Prudential or Strategic Partners mutual fund.



     Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long term. Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P 500, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.



     Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1990 through 2000. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.



     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary-Fees and Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.



           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS



                                                                YEAR
                       --------------------------------------------------------------------------------------
                       1990    1991    1992    1993    1994    1995    1996    1997    1998    1999     2000
                       ----    ----    ----    ----    ----    ----    ----    ----    ----    -----    -----
U.S. Government
  Treasury Bonds(1)     8.5%   15.3%    7.2%   10.7%   (3.4%)  18.4%    2.7%    9.6%   10.0%   (2.56%)  13.52%
U.S. Government
  Mortgage
  Securities(2)        10.7%   15.7%    7.0%    6.8%   (1.6%)  16.8%    5.4%    9.5%    7.0%    1.86%   11.16%
U.S. Investment Grade
  Corporate Bonds(3)    7.1%   18.5%    8.7%   12.2%   (3.9%)  22.3%    3.3%   10.2%    8.6%   (1.96%)   9.39%
U.S. High Yield
  Bonds(4)             (9.6%)  46.2%   15.8%   17.1%   (1.0%)  19.2%   11.4%   12.8%    1.6%    2.39%   (5.86%)
World Government
  Bonds(5)             15.3%   16.2%    4.8%   15.1%    6.0%   19.6%    4.1%   (4.3%)   5.3%   (5.07%)  (2.63%)
Difference between
  highest and lowest
  returns percent      24.9    30.9    11.0    10.3     9.9     5.5     8.7    17.1     8.4     7.46    19.10


---------------

 (1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.



 (2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).



 (3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
    Source: Lipper Inc.



 (4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.



 (5)SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

     This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.



 __ Capital Appreciation and Reinvesting Dividends            $414,497
 ... Capital Appreciation only                                 $143,308


                          [CAPITAL APPRECIATION CHART]
---------------


Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential or Strategic Partners mutual fund. Common stock total return is based on the S&P 500, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.



     This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2000. It does not represent the performance of any Prudential or Strategic Partners mutual fund.


           AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
                  (12/31/1985 -- 12/31/2000)(IN U.S. DOLLARS)
                          [figures are in percentages]
[BAR GRAPH]

                                                                 AVERAGE ANNUAL TOTAL RETURNS OF MAJOR
                                                                          WORLD STOCK MARKETS
                                                                 -------------------------------------
Sweden                                                                           19.12
Hong Kong                                                                        17.63
Spain                                                                            17.30
Netherland                                                                       16.96
France                                                                           16.08
Belgium                                                                          15.65
USA                                                                              15.08
Switzerland                                                                      14.91
Europe                                                                           14.44
U.K.                                                                             14.30
Denmark                                                                          13.93
Sing/Mlysia                                                                      11.55
Germany                                                                          11.09
Canada                                                                           10.71
Italy                                                                            10.49
Australia                                                                        10.09
Norway                                                                            8.23
Japan                                                                             6.55
Austria                                                                           5.70

---------------


Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/00. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION

                          WORLD TOTAL: $19.0 TRILLION

                                  [PIE GRAPH]


                                  CANADA  2.4%


                                  U.S.  50.6%


                                 EUROPE  33.6%


                              PACIFIC BASIN  13.4%


---------------


Source: Morgan Stanley Capital International, December 31, 2000. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes and does not represent the allocation of any Prudential or Strategic Partners mutual fund.



     The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


                       LONG TERM U.S. TREASURY BOND YIELD


                             IN PERCENT (1926-2000)


                                [MOUNTAIN CHART]

---------------


Source: Ibbotson Associates. Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2000. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential or Strategic Partners mutual fund.

                                  APPENDIX III

                              GLOSSARY OF INDEXES

U.S. LARGE CAP STOCKS (S&P 500) -- The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index.

U.S. SMALL CAP STOCKS (RUSSELL 2000) -- The Russell 2000 Index is a stock market index comprised of the 2000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. These common stocks represent 10% of the total market capitalization of the Russell 3000 Index which, in turn, represents approximately 98% of the publicly traded U.S. equity market.

INTERNATIONAL STOCKS (MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST (EAFE) INDEX) -- The MSCI EAFE Index is an arithmetical average weighted by market value of the performance of over 1000 non-U.S. companies representing 20 stock markets in Europe, Australia, New Zealand and the Far East. The EAFE Index is an unmanaged index.

U.S. BONDS (LEHMAN BROTHERS AGGREGATE BOND INDEX) -- The index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

INTERNATIONAL BONDS (WB INDEX) -- The Salomon Smith Barney Non-U.S. World Government WB Index (WB Index) measures the total return performance of high quality securities in major sectors of the international bond market. The Index covers approximately 600 bonds from 17 currencies. Only high quality, straight issues are included. The WB Index is calculated on both a weighted and an unweighted basis. Generally, index samples for each market are restricted to bonds with at least one year of remaining life. The WB Index is an unmanaged index.

U.S. TREASURY BILLS (SALOMON BROTHERS 90 DAY INDEX) -- This index is constructed by purchasing equal dollar amounts of three-month Treasury bills at the beginning of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.

SALOMON SMITH BARNEY MORTGAGE-BASED SECURITIES INDEX (MBS INDEX) -- The MBS Index is comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-through, and FNMA and FHLMC balloon mortgages. The MBS Index is an unmanaged index.

INFLATION (CPI) -- The Consumer Price Index for all urban consumers, not seasonally adjusted, is used to measure the rate of change of consumer prices. This measures inflation and is constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington D.C.

LARGE CAP GROWTH INDEX (RUSSELL 1000 GROWTH) -- Contains those Russell 1000 securities with a "growth" orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates than those in the Value universe.

LARGE CAP VALUE INDEX (RUSSELL 1000 VALUE) -- Contains those Russell 1000 securities with a "value" orientation. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates than those in the Growth universe.

SMALL CAP GROWTH INDEX (PSI SMALL CAP GROWTH INDEX) -- This index is created by screening the twentieth through forty-fifth percentiles of market value in the Compustat universe for companies with growth characteristics. Growth stocks have historical sales growth rates that are greater than 10%, rank in the top half of the Institutional Brokers Estimate System (I/B/E/S) universe based on forecasted growth rate, and have low payouts and debt/capital ratios.

                                      III-1

SMALL CAP VALUE INDEX (PSI SMALL CAP VALUE) -- This index is created by screening the twentieth through forty-fifth percentiles of market value in the Compustat universe for companies with value characteristics. Value stocks rank in the bottom 50% of the universe based on a normalized P/E ratio. Companies must have sustainable dividend rates.


LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX -- The Lehman Brothers Government/Credit Bond Index (LGCI) is a weighted index comprised of publicly traded intermediate and long-term government and corporate debt with an average maturity of 10 years. The LGCI is an unmanaged index.



LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX -- The Lehman Brothers Intermediate Government/Credit Bond Index (Lehman Int. Gov't Corp. Index) is a weighted index comprised of securities issued or backed by the U.S. government and its agencies and securities publicly issued by corporations with one to ten years remaining to maturity, rated investment grade and having $50 million or more outstanding. The Lehman Int. Gov't Credit Index is an unmanaged index.


LIPPER INTERNATIONAL EQUITY FUND AVERAGE -- Contains international equity funds that report to Lipper Analytical Services. The funds are given equal weight in constructing performance which prevents any one fund from having a greater impact on the overall calculation. Each fund contained in the average has stated that their objective matches that of the group. Single country funds are not included in this group.

LIPPER CORPORATE BOND FUND AVERAGE -- Contains corporate bond funds that report to Lipper Analytical Services. The funds have an average credit quality rating of least an "A". The average maturity is greater than 10 years. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER INTERMEDIATE TERM BOND FUND AVERAGE -- Contains intermediate-term bond funds that report to Lipper Analytical Services. The funds invest mainly in investment grade debt instruments and have an average credit rating of "A". The average maturity is between 5 to 10 years. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER MORTGAGE FUND AVERAGE -- Contains mortgage funds that report to Lipper Analytical Services. The funds contain primarily U.S. mortgage obligations. The average maturity is greater than 10 years. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER GOVERNMENT MONEY MARKET AVERAGE -- Contains Government money market funds that report to Lipper Analytical Services. The funds invest in short-term U.S. Government obligations. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER WORLD INCOME FUND AVERAGE -- Contains world income funds that report to Lipper Analytical Services. The funds are able to invest in debt instruments in any country. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

MORNINGSTAR LARGE CAP GROWTH AVERAGE -- Funds that have a median market capitalization exceeding $5 billion qualify for large cap designation. Morningstar then categorizes growth funds as having a price/earnings ratio combined with price/book ratio greater than the S&P 500.

MORNINGSTAR LARGE CAP VALUE AVERAGE -- Funds that have a median market capitalization exceeding $5 billion qualify for large cap designation. Morningstar then categorizes value funds as having a price/earnings ratio combined with price/book ratio less than the S&P 500.

                                      III-2

MORNINGSTAR SMALL CAP GROWTH AVERAGE -- Funds that have a median market capitalization less than $1 billion qualify for small cap designation. Morningstar then categorizes growth funds as having a price/earnings ratio combined with price/book ratio greater than the S&P 500.

MORNINGSTAR SMALL CAP VALUE AVERAGE -- Funds that have a median market capitalization less than $1 billion qualify for small cap designation. Morningstar then categorizes value funds as having a price/earnings ratio combined with price/book ratio less than the S&P 500.

                                      III-3

                                     PART C

                               OTHER INFORMATION

ITEM 23.  EXHIBITS.


(a)  (1)         Certificate of Trust.(1)
     (2)         Amendment to Certificate of Trust dated September 4, 2001.*
     (3)         Agreement and Declaration of Trust.(1)
(b)              By-Laws, amended as of February 29, 2000.*
(c)              In response to this item, Registrant incorporates by
                 reference the following provisions of its Agreement and
                 Declaration of Trust and By-Laws, filed herewith as Exhibit
                 (a)(3) and Exhibit (b), defining the rights of the Trust's shareholders: Articles III and V of the Agreement and
                 Declaration of Trust and Article III of the By-Laws.
(d)  (1)         Management Agreement between Registrant and Prudential
                 Investments Fund Management LLC (PIFM).(2)
     (2) (i)     Subadvisory Agreement between PIFM and J. P. Morgan
                 Investment Management Inc.(2)
         (ii)    Subadvisory Agreement between PIFM and Sawgrass Asset
                 Management, L.L.C.(2)
         (iii)   Subadvisory Agreement between PIFM and Lazard Asset
                 Management (Small Cap Value Fund).(2)
         (iv)    Subadvisory Agreement between PIFM and Columbus Circle
                 Investors.(2)
         (v)     Subadvisory Agreement between PIFM and Pacific Investment
                 Management Company.(2)
         (vi)    Subadvisory Agreement between PIFM and Mercury Advisors.(2)
         (vii)   Subadvisory Agreement between PIFM and Robert Fleming Inc.
                 (d/b/a J.P. Morgan Fleming Asset Management (USA) Inc.).(2)
         (viii)  Subadvisory Agreement between PIFM and Credit Suisse Asset
                 Management, LLC (CSAM).*
         (ix)    Subadvisory Agreement between PIFM and Oak Associates,
                 Ltd.(2)
         (x)     Subadvisory Agreement between PIFM and Lazard Asset
                 Management (International Equity Fund).(2)
(e)  (1)         Distribution Agreement between the Registrant and Prudential
                 Investment Management Services LLC (PIMS).(2)
     (2)         Selected Dealer Agreement.(3)
(f)              Not applicable.
(g)  (1)         Custodian Contract between the Registrant and State Street
                 Bank and Trust Company.(2)
     (2)         Amendment to Custodian Contract.(3)
     (3)         Amendment to Custodian Contract dated July 17, 2001.(4)
(h)              Transfer Agency and Service Agreement between Registrant and
                 Prudential Mutual Fund Services LLC.(2)
(i)              Opinion of Morris, Nichols, Arsht & Tunnell dated September
                 25, 2001.*
(j)              Consent of independent accountants.*
(k)              Not applicable.
(l)              Not applicable.
(m)  (1)         Distribution and Service Plan for Class A Shares.(3)
                 Distribution and Service Plan for Class B Shares.(3)
     (3)         Distribution and Service Plan for Class C Shares.(3)
(n)              Rule 18f-3 Plan.(3)

      (p)        (1)             Amended Code of Ethics of Registrant dated September 19, 2001.*
                 (2)             Amended Code of Ethics of PIFM and PIMS dated September 19, 2001.*
                 (3)             Code of Ethics of J. P. Morgan Investment Management, Inc.(2)
                 (4)             Code of Ethics of Sawgrass Asset Management, L.L.C.(2)
                 (5)             Code of Ethics of Lazard Asset Management.(2)
                 (6)             Code of Ethics of Columbus Circle Investors.(2)
                 (7)             Code of Ethics of Pacific Investment Management Company.(2)
                 (8)             Code of Ethics of Mercury Advisors.(2)
                 (9)             Code of Ethics of Robert Fleming Inc. (d/b/a J. P. Morgan Fleming Asset Management (USA) Inc.(2)
                (10)             Code of Ethics of Oak Associates, Ltd.(2)
                (11)             Code of Ethics of CSAM dated July 30, 2001.*
      (q)                        Powers of attorney for Eugene C. Dorsey, Saul K. Fenster, Ph.D., Robert F. Gunia, Maurice
                                 Holmes, Robert E. LaBlanc, Douglas H. McCorkindale, W. Scott McDonald, Jr., Thomas T. Mooney,
                                 David R. Odenath, Jr., Stephen Stoneburn, Grace C. Torres, Joseph Weber, Ph.D. and Clay T.
                                 Whitehead.*


---------------

(1) Incorporated by reference to the Registration Statement on Form N-1A filed on July 9, 1999 (File No. 333-82621).


(2)Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on October 31, 2000 (File No. 333-82621).


(3) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on August 1, 2000. (File No. 333-82621).


(4)Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. filed on July 31, 2001 (File No. 33-15166).

 *  Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Not Applicable.

ITEM 25.  INDEMNIFICATION.


     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VII of the Agreement and Declaration of Trust (Exhibit (a)(3) to the Registration Statement) and
Article XI of the Trust's By-Laws (Exhibit (b) to the Registration Statement), officers, trustees, employees and agents of Registrant will not be liable to Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with Registrant, subject to the same exceptions. Section 3817 of the Delaware Business Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of the Trust. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit
(e)(1) to the Registration Statement), the Distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.



     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.



     Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.



     Section 8 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits (d)(2)(i) through (x) to the Registration Statement) limit the liability of PIFM and each Adviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.



     Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act as long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     (a) PIFM





     See "How the Trust is Managed -- Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.



     The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Commission, as most recently amended (File No. 801-31104).


     The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


      NAME AND ADDRESS            POSITION WITH PIFM                  PRINCIPAL OCCUPATIONS
      ----------------            ------------------                  ---------------------
David R. Odenath, Jr. .......  Officer in Charge,           Officer in Charge, President, Chief
                                 President, Chief             Executive Officer and Chief Operating
                                 Executive Officer and        Officer, PIFM; Executive Vice President,
                                 Chief Operating Officer      The Prudential Insurance Company of
                                                              America (Prudential)
Catherine A. Brauer..........  Executive Vice President     Executive Vice President, PIFM
John L. Carter...............  Executive Vice President     Executive Vice President, PIFM
Robert F. Gunia..............  Executive Vice President     Executive Vice President and Chief
                                 and Treasurer                Administrative Officer, PIFM; Vice
                                                              President, Prudential; President, PIMS

      NAME AND ADDRESS            POSITION WITH PIFM                  PRINCIPAL OCCUPATIONS
      ----------------            ------------------                  ---------------------
William V. Healey............  Executive Vice President,    Executive Vice President, Chief Legal
                                 Chief Legal Officer and      Officer and Secretary, PIFM; Vice
                                 Secretary                    President and Associate General Counsel,
                                                              Prudential; Senior Vice President, Chief
                                                              Legal Officer and Secretary, PIMS
Marc S. Levine...............  Executive Vice President     Executive Vice President, PIFM
Judy A. Rice.................  Executive Vice President     Executive Vice President, PIFM
Ajay Sawhney.................  Executive Vice President     Executive Vice President, PIFM
Lynn M. Waldvogel............  Executive Vice President     Executive Vice President, PIFM


     (b) Columbus Circle Investors (CCI)


     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the SAI constituting Part B of this Registration Statement.



     Information as to CCI's directors and executive officers is included in its Form ADV filed with the Commission (File No. 801-31227), as most recently amended, the relevant text of which is incorporated herein by reference.


     (c) J.P. Morgan Investment Management Inc. (J.P. Morgan)


     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the SAI constituting Part B of this Registration Statement.



     Information as to J.P. Morgan's directors and executive officers is included in its Form ADV filed with the Commission (File No. 801-21011), as most recently amended, the relevant text of which is incorporated herein by reference.



     (d) Mercury Advisors



     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the SAI constituting Part B of this Registration Statement.



     Information as to Merrill Lynch Investment Managers L.P. d/b/a Mercury Advisors is included in the Form ADV of Merrill Lynch Investment Managers, L.P. filed with the Commission (File No. 801-11583), as most recently amended, the relevant text of which is incorporated herein by reference.


     (e) Sawgrass Asset Management, L.L.C. (Sawgrass)


     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the SAI constituting Part B of this Registration Statement.



     Information as to Sawgrass is included in its Form ADV filed with Commission (File No. 801-55243), as most recently amended, the relevant text of which is incorporated herein by reference.

     (f) J.P. Morgan Fleming Asset Management (J.P. Morgan Fleming)



     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the SAI constituting Part B of this Registration Statement.



     Information as to directors and executive officers of Robert Fleming Inc. (which does business as J.P. Morgan Fleming) is included in its Form ADV filed with the Commission (File No. 801-26297), as most recently amended, the relevant text of which is incorporated herein by reference.


     (g) Lazard Asset Management


     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the SAI constituting Part B of this Registration Statement.



     Information as to the general members of Lazard Freres & Co. LLC is included in its Form ADV filed with the Commission (File No. 801-6568), as most recently amended, the relevant text of which is incorporated herein by reference.


     (h) Pacific Investment Management Company (PIMCO)


     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the SAI constituting Part B of this Registration Statement.



     Information as to PIMCO's partners is included in its Form ADV filed with the Commission (File No. 801-7260), as most recently amended, the relevant text of which is incorporated herein by reference.



     (i) CSAM





     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the SAI constituting Part B of this Registration Statement.



     Information as to CSAM's directors and executive officers is included in its Form ADV filed with the Commission (File No. 801-37170), as most recently amended, the relevant text of which is incorporated herein by reference.


     (j) Oak Associates, Ltd.


     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Advisers" in the SAI constituting Part B of this Registration Statement.



     Information as to Oak Associates, Ltd.'s directors and executive officers is included in its Form ADV filed with the Commission (File No. 801-23632), as most recently amended, the relevant text of which is incorporated herein by reference.


ITEM 27.  PRINCIPAL UNDERWRITERS.


     (a) PIMS





     PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth

Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., The Prudential Investment Portfolios, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds and The Target Portfolio Trust.



     PIMS is also distributor of the following unit investment trusts: Separate Accounts, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract G1-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and the Prudential Qualified Individual Variable Contract Account.



     (b) Information concerning the directors and officers of PIMS is set forth below.



                                                                            POSITIONS AND OFFICES
NAME(1)                           POSITIONS AND OFFICES WITH UNDERWRITER       WITH REGISTRANT
-------                           --------------------------------------    ---------------------
Stuart A. Abrams................  Senior Vice President and Chief                    None
  213 Washington St.                Compliance Officer
  Newark, NJ
  07102
Margaret Deverell...............  Vice President and Chief Financial                 None
  213 Washington St.                Officer
  Newark, NJ
  07102
Robert F. Gunia.................  President                               Vice President and Trustee
William V. Healey...............  Senior Vice President, Secretary and       Assistant Secretary
                                    Chief Legal Officer
Bernard B. Winograd.............  Executive Vice President                           None



---------------


(1) The address of each person named is Gateway Center, 100 Mulberry Street, Newark, New Jersey 07102, unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171; Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; CCI, Metro Center, One Station Place, 8th Floor, Stamford, CT 06902; J.P. Morgan and J.P. Morgan Fleming, 522 Fifth Avenue, New York, NY 10036; Mercury Advisors, 725 S. Figueroa St., Suite 4000, Los Angeles, CA 90017; Sawgrass, 1579 The Greens Way, Suite 20, Jacksonville Beach, FL 32250; Lazard Asset

Management, 30 Rockefeller Plaza, New York, NY 10112; Oak Associates, Ltd., 3875 Embassy Parkway, Suite 250, Akron, OH 44333; PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660; and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08837. Documents required by Rules 31a-1(b), (5), (6), (7), (9), (10) and (11), 31a-1(f), 31a-1(b)(4) and (11) and
31a-1(d) will be kept at 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 08830 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29.  MANAGEMENT SERVICES.

     Other than as set forth under the caption "How the Trust is Managed" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 7 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey, on the 28th day of September, 2001.


                                          STRATEGIC PARTNERS STYLE SPECIFIC
                                          FUNDS

                                          /s/   DAVID R. ODENATH, JR.
                                          --------------------------------------
                                             David R. Odenath, Jr., President

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 7 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                     SIGNATURE                                     TITLE                        DATE
                     ---------                                     -----                        ----
               /s/ EUGENE C. DORSEY*                 Trustee                             September 28, 2001
---------------------------------------------------
                 Eugene C. Dorsey

               /s/ SAUL K. FENSTER*                  Trustee                             September 28, 2001
---------------------------------------------------
                  Saul K. Fenster

               /s/ ROBERT F. GUINA*                  Trustee and Vice President          September 28, 2001
---------------------------------------------------
                  Robert F. Guina

              /s/ MAURICE F. HOLMES*                 Trustee                             September 28, 2001
---------------------------------------------------
                 Maurice F. Holmes

              /s/ ROBERT E. LABLANC*                 Trustee                             September 28, 2001
---------------------------------------------------
                 Robert E. LaBlanc

           /s/ DOUGLAS H. MCCORKINDALE*              Trustee                             September 28, 2001
---------------------------------------------------
              Douglas H. McCorkindale

            /s/ W. SCOTT MCDONALD, JR.*              Trustee                             September 28, 2001
---------------------------------------------------
              W. Scott McDonald, Jr.

               /s/ THOMAS T. MOONEY*                 Trustee                             September 28, 2001
---------------------------------------------------
                 Thomas T. Mooney

            /s/ DAVID R. ODENATH, JR.*               President and Trustee               September 28, 2001
---------------------------------------------------
               David R. Odenath, Jr.

              /s/ STEPHEN STONEBURN*                 Trustee                             September 28, 2001
---------------------------------------------------
                 Stephen Stoneburn

               /s/ GRACE C. TORRES*                  Treasurer and Principal Financial   September 28, 2001
---------------------------------------------------  and Accounting Officer
                  Grace C. Torres

                 /s/ JOSEPH WEBER*                   Trustee                             September 28, 2001
---------------------------------------------------
                   Joseph Weber

              /s/ CLAY T. WHITEHEAD*                 Trustee                             September 28, 2001
---------------------------------------------------
                 Clay T. Whitehead

              /s/ GEORGE P. ATTISANO                 as attorney-in-fact                 September 28, 2001
---------------------------------------------------
                George P. Attisano

* Signs this document pursuant to powers of attorney filed herewith.

                                 EXHIBIT INDEX


(a)  (2)         Amendment to Certificate of Trust dated September 4, 2001.
(b)              By-Laws, amended as of February 29, 2000.
(d)  (2) (viii)  Subadvisory Agreement between PIFM and CSAM.
(i)              Opinion and consent of Morris, Nichols, Arsht & Tunnel dated
                 September 25, 2001.
(j)              Consent of independent accountants.
(p)  (1)         Amended Code of Ethics of Registrant dated September 19,
                 2001.
     (2)         Amended Code of Ethics of PIFM and PIMS dated September 19,
                 2001.
    (11)         Code of Ethics of CSAM dated July 30, 2001.

(q)              Powers of attorney for Eugene C. Dorsey, Saul K. Fenster,
                 Ph.D., Robert F. Gunia, Maurice Holmes, Robert E. LaBlanc,
                 Douglas H. McCorkindale, W. Scott McDonald, Jr., Thomas T.
                 Mooney, David R. Odenath, Jr., Stephen Stoneburn, Grace C.
                 Torres, Joseph Weber, Ph.D., and Clay T. Whitehead.